PROSPECTUS
OCTOBER 25, 1996
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
  Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company which seeks to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is a series fund and is comprised of three separate Portfolios, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities. Each of the Portfolios pursues its investment objective through the separate investment policies described below:

  Insured Portfolio invests primarily in long-term, investment grade Municipal Bonds, each of which is covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

  National Portfolio invests primarily in long-term medium to lower grade Municipal Bonds offering higher yields than the Insured Portfolio but also subject to greater risks than investment grade Municipal Bonds.

  Limited Maturity Portfolio invests in a portfolio primarily of investment grade Municipal Bonds with a maximum maturity not to exceed four years and, depending on market conditions, an average maturity of less than two years is anticipated. The Limited Maturity Portfolio can be expected to offer the lowest yield of the three Portfolios, but it will be subject to less market risk than the longer-term Portfolios.

  For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 19.

  Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 8.

  Class A and Class D shares of the Fund's Portfolios may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 (609 282-2800), or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Class B and Class C shares of the Fund's Portfolios may only be purchased either directly from the Distributor or Merrill Lynch. See "Purchase of Shares" below. The minimum initial purchase for shares of each Portfolio is $1,000, and the minimum subsequent purchase in each Portfolio is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares." The net investment income of each Portfolio is declared daily and paid monthly.
                               ----------------
THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION   OR   ANY   STATE   SECURITIES   COMMISSION   NOR   HAS
 THE SECURITIES  AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
  PASSED  UPON   THE  ACCURACY   OR   ADEQUACY  OF   THIS   PROSPECTUS.   ANY
  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------
  This Prospectus sets forth in concise form the information about the Fund that a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 25, 1996, and is available upon request and without charge, by calling or writing the Fund at the address and telephone number set forth above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               INSURED PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)           CLASS B(b)                 CLASS C      CLASS D
                          ----------           ----------            ----------------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(c)              None                     None         4.00%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                 None                     None         None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(d)  4.0% during the first year,    1.0% for one year  None(d)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                              fourth year
 Exchange Fee...........     None                 None                     None         None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Management Fees(e).....    0.36%                0.36%                     0.36%        0.36%
 12b-1 Fees(f):
 Account Maintenance
  Fees..................     None                0.25%                     0.25%        0.25%
 Distribution Fees......     None                0.50%                     0.55%        None
                                       (Class B shares convert to
                                      Class D shares automatically
                                        after approximately ten
                                                 years
                                        and cease being subject
                                         to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                0.01%                     0.01%        0.01%
 Shareholder Servicing
  Costs(g)..............    0.04%                0.05%                     0.05%        0.04%
 Other..................    0.02%                0.02%                     0.02%        0.02%
                            -----                -----                     -----        -----
  Total Other Expenses..    0.07%                0.08%                     0.08%        0.07%
                            -----                -----                     -----        -----
 Total Fund Operating       0.43%                1.19%                     1.24%        0.68%
  Expenses..............    =====                =====                     =====        =====

--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 33.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain investment programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D shares--page 33.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.
(e) See "Investment Adviser"--page 28.
(f) See "Purchase of Shares--Distribution Plans"--page 40.
(g) See "Investment Adviser--Transfer Agency Services"--page 29.

                               INSURED PORTFOLIO

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $40 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth on page 2, (2) a
 5% annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................  $44        $53        $63        $ 92
  Class B........................  $52        $58        $65        $144
  Class C........................  $23        $39        $68        $150
  Class D........................  $47        $61        $76        $121
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................  $44        $53        $63        $ 92
  Class B........................  $12        $38        $65        $144
  Class C........................  $13        $39        $68        $150
  Class D........................  $47        $61        $76        $121

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                              NATIONAL PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)           CLASS B(b)                 CLASS C      CLASS D
                          ----------           ----------            ----------------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(c)              None                     None         4.00%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                 None                     None         None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(d)  4.0% during the first year,    1.0% for one year  None(d)
                                        decreasing 1.0% annually
                                      thereafter to 0.0% after the
                                              fourth year
 Exchange Fee...........     None                 None                     None         None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(e)...............    0.47%                0.47%                     0.47%        0.47%
 12b-1 Fees(f):
 Account Maintenance
  Fees..................     None                0.25%                     0.25%        0.25%
 Distribution Fees......     None                0.50%                     0.55%        None
                                       (Class B shares convert to
                                      Class D shares automatically
                                        after approximately ten
                                                 years
                                        and cease being subject
                                         to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                0.01%                     0.01%        0.01%
 Shareholder Servicing
  Costs(g)..............    0.04%                0.05%                     0.05%        0.04%
 Other..................    0.04%                0.04%                     0.04%        0.04%
                            -----                -----                     -----        -----
  Total Other Expenses..    0.09%                0.10%                     0.10%        0.09%
                            -----                -----                     -----        -----
 Total Fund Operating       0.56%                1.32%                     1.37%        0.81%
  Expenses..............    =====                =====                     =====        =====

--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 33.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares in connection with certain investment programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchases of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.
(e) See "Investment Adviser"--page 28.
(f) See "Purchase of Shares--Distribution Plans"--page 40.
(g) See "Investment Adviser--Transfer Agency Services"--page 29.

                               NATIONAL PORTFOLIO

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $40 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth on page 4, (2) a
 5% annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................  $46        $57        $70        $107
  Class B........................  $53        $62        $72        $159
  Class C........................  $24        $43        $75        $165
  Class D........................  $48        $65        $83        $136
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................  $46        $57        $70        $107
  Class B........................  $13        $42        $72        $159
  Class C........................  $14        $43        $75        $165
  Class D........................  $48        $65        $83        $136

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                          LIMITED MATURITY PORTFOLIO

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                          CLASS A(a)          CLASS B(b)               CLASS C*      CLASS D
                          ----------          ----------           ----------------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    1.00%(c)             None                    None         1.00%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                None                    None         None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever is
  lower)................     None(d)  1.0% during the first year,  1.0% for one year  None(d)
                                       decreasing to 0.0% after
                                            the first year
 Exchange Fee...........     None                None                    None         None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fee(e)................    0.33%                0.33%                   0.33%        0.33%
 12b-1 Fees(f):
 Account Maintenance
  Fees..................     None                0.15%                   0.15%        0.10%
 Distribution Fees(g)...     None                0.20%                   0.20%        None
                                      (Class B shares convert to
                                            Class D shares
                                            automatically
                                       after approximately ten
                                                years
                                       and cease being subject
                                        to distribution fees)
 Other Expenses:
 Custodial Fees.........    0.01%                0.01%                   0.01%        0.01%
 Shareholder Servicing
  Costs(h)..............    0.04%                0.05%                   0.11%        0.04%
 Other..................    0.06%                0.06%                   0.06%        0.06%
                            -----                -----                   -----        -----
  Total Other Expenses..    0.11%                0.12%                   0.18%        0.11%
                            -----                -----                   -----        -----
 Total Fund Operating       0.44%                0.80%                   0.86%        0.54%
  Expenses..............    =====                =====                   =====        =====

--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 33.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

(c) Reduced for purchases of $100,000 and over and waived for purchases of Class A shares in connection with certain investment programs. Class A and Class D purchases of $100,000 or more may not be subject to an initial sales charge. See "Purchases of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of .20% of amounts redeemed within the first year after purchase.
(e) See "Investment Adviser"--page 28.
(f) See "Purchase of Shares--Distribution Plans"--page 40.
(g) Distribution Fees reflect the maximum amount the Portfolio would contractually be subject to pay. The actual amount incurred could be less if prescribed limitations are met.
(h) See "Investment Adviser--Transfer Agency Services"--page 29.
 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See page 49.

                           LIMITED MATURITY PORTFOLIO

EXAMPLE:

                                  CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                  -------------------------------------------
                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment including the maximum
 $10 initial sales charge (Class
 A and Class D shares only) and
 assuming (1) the Total Fund
 Operating Expenses for each
 class set forth on page 6, (2) a
 5% annual return throughout the
 periods and (3) redemption at
 the end of the period:
  Class A........................  $14        $24        $34        $ 65
  Class B........................  $18        $26        $44        $ 99
  Class C*.......................  $19        $27        $48        $106
  Class D........................  $15        $27        $40        $ 77
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A........................  $14        $24        $34        $ 65
  Class B........................  $ 8        $26        $44        $ 99
  Class C*.......................  $ 9        $27        $48        $106
  Class D........................  $15        $27        $40        $ 77

--------
 * Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and redemptions. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  Each Portfolio of the Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and for the Insured and National Portfolios only Class C are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are offered only through the exchange privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another Fund. The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of one of the Fund's Portfolios represents an identical interest in the investment portfolio of the applicable Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares of a Portfolio, as well as the account maintenance fees that are imposed on the Class D shares, will be imposed directly against those classes and not against all assets of the relevant Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                        INSURED AND NATIONAL PORTFOLIOS


                                       ACCOUNT
                                     MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS       SALES CHARGE (1)            FEE         FEE             FEATURE
------------------------------------------------------------------------------------
  A        Maximum 4.00% initial         No           No                No
          sales charge (/2/)(/3/)
------------------------------------------------------------------------------------
  B    CDSC for a period of 4 years,    0.25%        0.50%     B shares convert to
       at a rate of 4.0% during the                           D shares automatically
        first year, decreasing 1.0%                            after approximately
              annually to 0.0%                                      ten years (/4/)
------------------------------------------------------------------------------------
  C       1.0% CDSC for one year        0.25%        0.55%              No
         decreasing to 0.0% after
              the first year
------------------------------------------------------------------------------------
  D        Maximum 4.00% initial        0.25%         No                No
               sales charge (/3/)

                          LIMITED MATURITY PORTFOLIO


                                    ACCOUNT
                                  MAINTENANCE DISTRIBUTION       CONVERSION
 CLASS      SALES CHARGE (1)          FEE         FEE             FEATURE
---------------------------------------------------------------------------------
  A      Maximum 1.00% initial        No           No                No
             sales charge (/2/)(/3/)
---------------------------------------------------------------------------------
  B      CDSC at a rate of 1.0%      0.15%        0.20%     B shares convert to
         during the first year,                            D shares automatically
        decreasing to 0.0% after                            after approximately
             the first year                                      ten years (/4/)
---------------------------------------------------------------------------------
C(/5/)   1.0% CDSC for one year      0.15%        0.20%              No
        decreasing to 0.0% after
             the first year
---------------------------------------------------------------------------------
  D      Maximum 1.00% initial       0.10%         No                No
             sales charge (/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios and $100,000 or more for the Limited Maturity Portfolio and waived for purchases of Class A shares in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for the Insured and National Portfolios and a .20% CDSC for the Limited Maturity Portfolio, if redeemed within one year. See "Class A" and "Class D" below.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(5) Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See p. 49.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account are entitled to purchase additional Class A shares of that Portfolio in that account. Other eligible investors include participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. and its subsidiaries (including MLAM) (the term "subsidiaries," when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities indirectly by wholly-owned and controlled by Merrill Lynch & Co., Inc.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00% for the Insured and National Portfolios and 1.00% for the Limited Maturity Portfolio and is reduced for purchases of $25,000 and over for the Insured and National Portfolios and for purchases of $100,000 or over for the Limited Maturity Portfolio. The sales charge is waived for purchases of Class A shares in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but such purchases may be subject to a CDSC of 1.0% (for the Insured and National Portfolios) or .20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investors's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to the Class B shares, an ongoing distribution fee of 0.50% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of the Portfolio's average net assets attributable to Class B shares and a CDSC if they are redeemed within four years of purchase (in the case of the Insured Portfolio and National Portfolio) and within one year of purchase (in the case of the Limited Maturity Portfolio). Approximately ten years after issuance, Class B shares of the Portfolio will convert automatically into Class D shares of the Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of the Limited Maturity Portfolio) of average net assets and an ongoing distribution fee of 0.55% (in the case of the Insured Portfolio and the National Portfolio) and 0.20% (in the case of the Limited Maturity Portfolio) of average net assets. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B of the Insured Portfolio and National Portfolio), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See p. 49.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% (in the case of the Insured Portfolio and the National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of average net assets. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but such purchase may be subject to a CDSC of 1.0% (for the Insured and National Portfolios) or .20% (for the Limited Maturity Portfolio) if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except there is no waiver for purchases of Class D shares in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause

Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares of a Portfolio will be converted into Class D shares of that Portfolio after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below in connection with shares of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio has been audited in conjunction with the annual audits of the financial statements of the Portfolios by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended June 30, 1996 and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE                                 INSURED PORTFOLIO
BEEN DERIVED      ----------------------------------------------------------------------------------
FROM INFORMATION                                     CLASS A
PROVIDED IN THE   ----------------------------------------------------------------------------------
FINANCIAL                                   FOR THE YEAR ENDED JUNE 30,
STATEMENTS:       ----------------------------------------------------------------------------------
Increase
(Decrease) in        1996        1995        1994        1993        1992        1991        1990
Net Asset Value:  ----------  ----------  ----------  ----------  ----------  ----------  ----------
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
year............  $     7.92  $     7.88  $     8.64  $     8.26  $     7.92  $     7.86  $     7.97
                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Investment
income--net.....         .44         .46         .47         .50         .52         .54         .55
Realized and
unrealized gain
(loss) on
investments--
net.............        (.01)        .18        (.53)        .49         .41         .12        (.11)
                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total from
investment
operations......         .43         .64        (.06)        .99         .93         .66         .44
                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Less dividends
and
distributions:
 Investment
 income--net....        (.44)       (.46)       (.47)       (.50)       (.52)       (.54)       (.55)
 Realized gain
 on
 investments--
 net............         --         (.14)       (.23)       (.11)       (.07)       (.06)        --
                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Total dividends
and
distributions...        (.44)       (.60)       (.70)       (.61)       (.59)       (.60)       (.55)
                  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net asset value,
end of year.....  $     7.91  $     7.92  $     7.88  $     8.64  $     8.26  $     7.92  $     7.86
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL INVESTMENT
RETURN:*
Based on net
asset value per
share...........        5.51%       8.60%     (1.08%)      12.41%      12.11%       8.84%       5.76%
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses........         .43%        .43%        .42%        .42%        .44%        .45%        .46%
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Investment
income--net.....        5.55%       5.78%       5.53%       5.94%       6.44%       6.90%       7.03%
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
SUPPLEMENTAL
DATA:
Net assets, end
of year (in
thousands)......  $1,572,835  $1,706,064  $1,941,741  $2,225,188  $2,062,591  $1,984,307  $2,019,166
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Portfolio
turnover........       78.49%      35.61%      28.34%      43.86%      22.50%      33.12%      23.20%
                  ==========  ==========  ==========  ==========  ==========  ==========  ==========

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE            INSURED PORTFOLIO
BEEN DERIVED      -----------------------------------
FROM INFORMATION                CLASS A
PROVIDED IN THE   -----------------------------------
FINANCIAL              FOR THE YEAR ENDED JUNE 30,
STATEMENTS:       -----------------------------------
Increase
(Decrease) in         1989        1988        1987
Net Asset Value:   ----------  ----------  ----------
PER SHARE
OPERATING
PERFORMANCE:
Net asset value,
beginning of
year............   $     7.69  $     7.79  $     7.84
                   ----------  ----------  ----------
Investment
income--net.....          .58         .57         .60
Realized and
unrealized gain
(loss) on
investments--
net.............          .28         .00        (.04)
                   ----------  ----------  ----------
Total from
investment
operations......          .86         .57         .56
                   ----------  ----------  ----------
Less dividends
and
distributions:
 Investment
 income--net....         (.58)       (.57)       (.60)
 Realized gain
 on
 investments--
 net............          --         (.10)       (.01)
                   ----------  ----------  ----------
Total dividends
and
distributions...         (.58)       (.67)       (.61)
                   ----------  ----------  ----------
Net asset value,
end of year.....   $     7.97  $     7.69  $     7.79
                   ==========  ==========  ==========
TOTAL INVESTMENT
RETURN:*
Based on net
asset value per
share...........        11.62%       7.75%       6.94%
                   ==========  ==========  ==========
RATIOS TO
AVERAGE NET
ASSETS:
Expenses........          .49%        .52%        .57%
                   ==========  ==========  ==========
Investment
income--net.....         7.46%       7.55%       7.21%
                   ==========  ==========  ==========
SUPPLEMENTAL
DATA:
Net assets, end
of year (in
thousands)......   $2,013,219  $1,982,997  $2,238,480
                   ==========  ==========  ==========
Portfolio
turnover........        45.49%      33.98%      63.55%
                   ==========  ==========  ==========

----
* Total investment returns exclude the effects of sales loads.

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE                                                             INSURED PORTFOLIO
BEEN DERIVED      -----------------------------------------------------------------------------------------------------------------
FROM INFORMATION                                     CLASS B                                                      CLASS C
PROVIDED IN THE   ------------------------------------------------------------------------------------- ---------------------------
FINANCIAL                                                                                FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
STATEMENTS:                        FOR THE YEAR ENDED JUNE 30,                           OCT. 21 1988+     ENDED     OCT. 21, 1994+
Increase          ---------------------------------------------------------------------   TO JUNE 30,     JUNE 30,    TO JUNE 30,
(Decrease) in       1996      1995      1994       1993      1992      1991      1990         1989          1996          1995
Net Asset Value:  --------  --------  --------   --------  --------  --------  --------  -------------- ------------ --------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.........  $   7.92  $   7.87  $   8.63   $   8.26  $   7.92  $   7.86  $   7.97     $   7.81      $  7.92        $ 7.68
                  --------  --------  --------   --------  --------  --------  --------     --------      -------        ------
Investment
 income-net.....       .38       .40       .40        .44       .46       .48       .49          .36          .38           .27
Realized and
 unrealized gain
 (loss) on
 investments--
 net............      (.01)      .19      (.53)       .48       .41       .12      (.11)         .16         (.01)          .38
                  --------  --------  --------   --------  --------  --------  --------     --------      -------        ------
Total from
 investment
 operations.....       .37       .59      (.13)       .92       .87       .60       .38          .52          .37           .65
                  --------  --------  --------   --------  --------  --------  --------     --------      -------        ------
Less dividends
 and
 distributions:
 Investment
  income--net...      (.38)     (.40)     (.40)      (.44)     (.46)     (.48)     (.49)        (.36)        (.38)         (.27)
 Realized gain
  on
  investments--
  net...........       --       (.14)     (.23)      (.11)     (.07)     (.06)      --           --           --           (.14)
                  --------  --------  --------   --------  --------  --------  --------     --------      -------        ------
Total dividends
 and
 distributions..      (.38)     (.54)     (.63)      (.55)     (.53)     (.54)     (.49)        (.36)        (.38)         (.41)
                  --------  --------  --------   --------  --------  --------  --------     --------      -------        ------
Net asset value,
 end of period..  $   7.91  $   7.92  $   7.87   $   8.63  $   8.26  $   7.92  $   7.86     $   7.97      $  7.91        $ 7.92
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share..........      4.71%     7.91%    (1.81%)    11.44%    11.27%     8.02%     4.98%        6.88%#       4.65%         8.83%#
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........      1.19%     1.19%     1.17%      1.18%     1.19%     1.20%     1.22%        1.23%*       1.24%         1.23%*
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======
Investment
 income--net....      4.80%     5.03%     4.78%      5.17%     5.69%     6.13%     6.27%        6.58%*       4.75%         4.93%*
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....  $723,090  $782,748  $866,193   $911,307  $706,016  $537,755  $408,641     $175,707      $18,936        $7,756
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======
Portfolio
 turnover.......     78.49%    35.61%    28.34%     43.86%    22.50%    33.12%    23.20%       45.49%       78.49%        35.61%
                  ========  ========  ========   ========  ========  ========  ========     ========      =======        ======


THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE        INSURED PORTFOLIO
BEEN DERIVED      ----------------------------
FROM INFORMATION             CLASS D
PROVIDED IN THE    ---------------------------
FINANCIAL          FOR THE YEAR FOR THE PERIOD
STATEMENTS:           ENDED     OCT. 21, 1994+
Increase             JUNE 30,    TO JUNE 30,
(Decrease) in          1996          1995
Net Asset Value:   ------------ --------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.........     $  7.92       $  7.68
                     -------       -------
Investment
 income-net.....         .42           .29
Realized and
 unrealized gain
 (loss) on
 investments--
 net............        (.01)          .38
                     -------       -------
Total from
 investment
 operations.....         .41           .67
                     -------       -------
Less dividends
 and
 distributions:
 Investment
  income--net...        (.42)         (.29)
 Realized gain
  on
  investments--
  net...........         --           (.14)
                     -------       -------
Total dividends
 and
 distributions..        (.42)         (.43)
                     -------       -------
Net asset value,
 end of period..     $  7.91       $  7.92
                     =======       =======
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share..........        5.25%         9.24%#
                     =======       =======
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........         .68%          .68%*
                     =======       =======
Investment
 income--net....        5.31%         5.50%*
                     =======       =======
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....     $51,772       $26,015
                     =======       =======
Portfolio
 turnover.......       78.49%        35.61%
                     =======       =======

-------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
# Aggregate total investment return.

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE                                               NATIONAL PORTFOLIO
BEEN DERIVED      ---------------------------------------------------------------------------------
FROM INFORMATION                                     CLASS A
PROVIDED IN THE   ---------------------------------------------------------------------------------
FINANCIAL                                   FOR THE YEAR ENDED JUNE 30,
STATEMENTS:       ---------------------------------------------------------------------------------
Increase
(Decrease) in       1996       1995        1994         1993        1992        1991       1990
Net Asset Value:  --------  ----------  ----------   ----------  ----------  ----------  ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year...........  $  10.02  $    10.08  $    11.02   $    10.64  $    10.17  $    10.12  $    10.31
                  --------  ----------  ----------   ----------  ----------  ----------  ----------
Investment
 income--net....       .60         .60         .62          .67         .71         .73         .74
Realized and
 unrealized
 gain(loss) on
 investments--
 net............       .09         .15        (.64)         .57         .58         .05        (.19)
                  --------  ----------  ----------   ----------  ----------  ----------  ----------
Total from
 investment
 operations.....       .69         .75        (.02)        1.24        1.29         .78         .55
                  --------  ----------  ----------   ----------  ----------  ----------  ----------
Less dividends
 and
 distributions:
 Investment
  income--net...      (.60)       (.60)       (.62)        (.67)       (.71)       (.73)       (.74)
 Realized gain
  on
  investments--
  net...........       --         (.19)       (.30)        (.19)       (.11)        --          --
 In excess of
  realized gain
  on
  investments--
  net...........       --         (.02)        --           --          --          --          --
                  --------  ----------  ----------   ----------  ----------  ----------  ----------
Total dividends
 and
 distributions..      (.60)       (.81)       (.92)        (.86)       (.82)       (.73)       (.74)
                  --------  ----------  ----------   ----------  ----------  ----------  ----------
Net asset value,
 end of year....  $  10.11  $    10.02  $    10.08   $    11.02  $    10.64  $    10.17  $    10.12
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share..........      6.98%       7.89%       (.47%)      12.19%      13.09%       7.94%       5.53%
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........       .56%        .56%        .55%         .55%        .55%        .55%        .55%
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
Investment
 income-net.....      5.89%       6.01%       5.72%        6.23%       6.80%       7.20%       7.27%
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....  $983,550  $1,059,440  $1,203,181   $1,353,805  $1,278,055  $1,255,820  $1,365,541
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
Portfolio
 turnover.......     95.09%     103.65%      73.33%       65.43%      50.94%      75.25%      48.80%
                  ========  ==========  ==========   ==========  ==========  ==========  ==========
THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE           NATIONAL PORTFOLIO
BEEN DERIVED      -----------------------------------
FROM INFORMATION               CLASS A
PROVIDED IN THE   -----------------------------------
FINANCIAL             FOR THE YEAR ENDED JUNE 30,
STATEMENTS:       -----------------------------------
Increase
(Decrease) in         1989        1988        1987
Net Asset Value:   ----------  ----------  ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year...........   $     9.94  $    10.12  $    10.28
                   ----------  ----------  ----------
Investment
 income--net....          .77         .76         .80
Realized and
 unrealized
 gain(loss) on
 investments--
 net............          .37        (.11)        .02
                   ----------  ----------  ----------
Total from
 investment
 operations.....         1.14         .65         .82
                   ----------  ----------  ----------
Less dividends
 and
 distributions:
 Investment
  income--net...         (.77)       (.76)       (.80)
 Realized gain
  on
  investments--
  net...........          --         (.07)       (.18)
 In excess of
  realized gain
  on
  investments--
  net...........          --          --          --
                   ----------  ----------  ----------
Total dividends
 and
 distributions..         (.77)       (.83)       (.98)
                   ----------  ----------  ----------
Net asset value,
 end of year....   $    10.31  $     9.94  $    10.12
                   ==========  ==========  ==========
TOTAL INVESTMENT
 RETURN:*
Based on net
 asset value per
 share..........        11.89%       6.89%       7.99%
                   ==========  ==========  ==========
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........          .55%        .55%        .55%
                   ==========  ==========  ==========
Investment
 income-net.....         7.63%       7.79%       7.56%
                   ==========  ==========  ==========
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....   $1,445,116  $1,467,982  $1,506,369
                   ==========  ==========  ==========
Portfolio
 turnover.......        76.73%      72.77%      72.44%
                   ==========  ==========  ==========

-------
 * Total investment returns exclude the effects of sales loads.

THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE                                                          NATIONAL PORTFOLIO
BEEN DERIVED      ---------------------------------------------------------------------------------------------------------------
FROM INFORMATION                                     CLASS B                                                     CLASS C
PROVIDED IN THE   ------------------------------------------------------------------------------------- -------------------------
FINANCIAL                          FOR THE YEAR ENDED JUNE 30,                           FOR THE PERIOD  FOR THE   FOR THE PERIOD
STATEMENTS:       ---------------------------------------------------------------------  OCT. 21 1988+  YEAR ENDED OCT. 21, 1994+
Increase                                                                                  TO JUNE 30,    JUNE 30,   TO JUNE 30,
(Decrease) in       1996      1995      1994       1993      1992      1991      1990         1989         1996         1995
Net Asset Value:  --------  --------  --------   --------  --------  --------  --------  -------------- ---------- --------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.........  $  10.02  $  10.07  $  11.02   $  10.63  $  10.16  $  10.11  $  10.30     $ 10.14      $ 10.03       $ 9.85
                  --------  --------  --------   --------  --------  --------  --------     -------      -------       ------
Investment
 income--net....       .52       .52       .54        .59       .63       .65       .66         .48          .52          .36
Realized and
 unrealized gain
 (loss) on
 investments--
 net............       .09       .16      (.65)       .58       .58       .05      (.19)        .16          .08          .39
                  --------  --------  --------   --------  --------  --------  --------     -------      -------       ------
Total from
 investment
 operations.....       .61       .68      (.11)      1.17      1.21       .70       .47         .64          .60          .75
                  --------  --------  --------   --------  --------  --------  --------     -------      -------       ------
Less dividends
 and
 distributions:
 Investment
  income--net...      (.52)     (.52)     (.54)      (.59)     (.63)     (.65)     (.66)       (.48)        (.52)        (.36)
 Realized gain
  on
  investments--
  net...........       --       (.19)     (.30)      (.19)     (.11)      --        --          --           --          (.19)
 In excess of
  realized gain
  on
  investments--
  net...........       --       (.02)      --         --        --        --        --          --           --          (.02)
                  --------  --------  --------   --------  --------  --------  --------     -------      -------       ------
Total dividends
 and
 distributions..      (.52)     (.73)     (.84)      (.78)     (.74)     (.65)     (.66)       (.48)        (.52)        (.57)
                  --------  --------  --------   --------  --------  --------  --------     -------      -------       ------
Net asset value,
 end of period..  $  10.11  $  10.02  $  10.07   $  11.02  $  10.63  $  10.16  $  10.11     $ 10.30      $ 10.11       $10.03
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share..........      6.17%     7.28%    (1.39%)    11.45%    12.25%     7.14%     4.74%       6.48%#       6.01%        7.97%#
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........      1.32%     1.32%     1.30%      1.31%     1.31%     1.31%     1.31%       1.31%*       1.37%        1.37%*
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
Investment
 income-net.....      5.13%     5.25%     4.97%      5.46%     6.03%     6.43%     6.52%       6.74%*       5.08%        5.21%*
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....  $399,341  $419,933  $459,169   $424,071  $286,375  $213,581  $179,362     $97,196      $13,291       $5,195
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
Portfolio
 turnover.......     95.09%   103.65%    73.33%     65.43%    50.94%    75.25%    48.80%      76.73%       95.09%      103.65%
                  ========  ========  ========   ========  ========  ========  ========     =======      =======       ======
THE FOLLOWING
PER SHARE DATA
AND RATIOS HAVE      NATIONAL PORTFOLIO
BEEN DERIVED      --------------------------
FROM INFORMATION            CLASS D
PROVIDED IN THE    -------------------------
FINANCIAL           FOR THE   FOR THE PERIOD
STATEMENTS:        YEAR ENDED OCT. 21, 1994+
Increase            JUNE 30,   TO JUNE 30,
(Decrease) in         1996         1995
Net Asset Value:   ---------- --------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.........    $ 10.03      $  9.85
                    -------      -------
Investment
 income--net....        .57          .40
Realized and
 unrealized gain
 (loss) on
 investments--
 net............        .09          .39
                    -------      -------
Total from
 investment
 operations.....        .66          .79
                    -------      -------
Less dividends
 and
 distributions:
 Investment
  income--net...       (.57)        (.40)
 Realized gain
  on
  investments--
  net...........        --          (.19)
 In excess of
  realized gain
  on
  investments--
  net...........        --          (.02)
                    -------      -------
Total dividends
 and
 distributions..       (.57)        (.61)
                    -------      -------
Net asset value,
 end of period..    $ 10.12      $ 10.03
                    =======      =======
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share..........       6.71%        8.37%#
                    =======      =======
RATIOS TO
 AVERAGE NET
 ASSETS:
Expenses........        .81%         .81%*
                    =======      =======
Investment
 income-net.....       5.64%        5.78%*
                    =======      =======
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands).....    $43,884      $19,656
                    =======      =======
Portfolio
 turnover.......      95.09%      103.65%
                    =======      =======

-------
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of operations.
# Aggregate total investment return.

                                                          LIMITED MATURITY PORTFOLIO
THE FOLLOWING PER SHARE    --------------------------------------------------------------------------------------------------
DATA AND RATIOS HAVE BEEN                                           CLASS A
DERIVED FROM INFORMATION   --------------------------------------------------------------------------------------------------
PROVIDED IN THE FINANCIAL                                 FOR THE YEAR ENDED JUNE 30,
STATEMENTS:                --------------------------------------------------------------------------------------------------
Increase (Decrease) in       1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
Net Asset Value:           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, begin-
 ning of year...........   $   9.92  $   9.87  $  10.01  $   9.91  $   9.75  $   9.71  $   9.73  $   9.75  $   9.83  $   9.87
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income--net..        .38       .38       .37       .41       .50       .57       .60       .58       .53       .52
Realized and unrealized
 gain (loss) on
 investments--net.......       (.01)      .05      (.14)      .10       .16       .04      (.02)     (.02)     (.07)     (.04)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations.............        .37       .43       .23       .51       .66       .61       .58       .56       .46       .48
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and dis-
 tributions:
 Investment income--net.       (.38)     (.38)     (.37)     (.41)     (.50)     (.57)     (.60)     (.58)     (.53)     (.52)
 Realized gain on in-
  vestments--
  net...................        --        --        --        --        --        --        --        --       (.01)      --
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and dis-
 tributions:                   (.38)     (.38)     (.37)     (.41)     (.50)     (.57)     (.60)     (.58)     (.54)     (.52)
                           --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 year...................   $   9.91  $   9.92  $   9.87  $  10.01  $   9.91  $   9.75  $   9.71  $   9.73  $   9.75  $   9.83
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT RE-
 TURN:*
Based on net asset value
 per share..............       3.75%     4.53%     2.30%     5.28%     6.93%     6.45%     6.16%     5.96%     4.83%     4.99%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................        .44%      .41%      .40%      .41%      .40%      .40%      .40%      .41%      .40%      .40%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Investment income--net..       3.83%     3.86%     3.68%     4.13%     5.02%     5.88%     6.21%     6.00%     5.42%     5.27%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands).........   $417,097  $536,474  $790,142  $846,736  $613,407  $350,549  $352,005  $385,794  $567,158  $792,229
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Portfolio turnover......      88.32%    37.33%    45.67%    65.43%    96.32%    93.06%   106.44%   228.78%   146.01%    19.55%
                           ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

-------
* Total investment returns exclude the effects of sales loads.

                                                         LIMITED MATURITY PORTFOLIO
                          -----------------------------------------------------------------------------------------
                                       CLASS B                            CLASS C                  CLASS D
THE FOLLOWING PER SHARE   -------------------------------------   ------------------------ ------------------------
DATA AND RATIOS HAVE                                   FOR THE                   FOR THE                  FOR THE
BEEN DERIVED FROM                                       PERIOD                   PERIOD                   PERIOD
INFORMATION PROVIDED IN      FOR THE YEAR ENDED        NOV. 2,    FOR THE YEAR OCTOBER 21, FOR THE YEAR OCTOBER 21,
THE FINANCIAL                     JUNE 30,             1992+ TO      ENDED      1994+ TO      ENDED      1994+ TO
STATEMENTS:               ---------------------------  JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,    JUNE 30,
Increase (Decrease) in     1996      1995      1994      1993         1996        1995         1996        1995
Net Asset Value:          -------  --------  --------  --------   ------------ ----------- ------------ -----------
PER SHARE OPERATING PER-
FORMANCE:
Net asset value, begin-
ning of period..........  $  9.92  $   9.87  $  10.01  $  9.93       $ 9.92      $ 9.83      $  9.93      $  9.83
                          -------  --------  --------  -------       ------      ------      -------      -------
Investment income--net..      .35       .35       .33      .24          .34         .25          .37          .26
Realized and unrealized
gain (loss) on
investments--net........     (.01)      .05      (.14)     .08         (.04)        .09         (.02)         .10
                          -------  --------  --------  -------       ------      ------      -------      -------
Total from investment
operations..............      .34       .40       .19      .32          .30         .34          .35          .36
                          -------  --------  --------  -------       ------      ------      -------      -------
Less dividends from in-
vestment income--net....     (.35)     (.35)     (.33)    (.24)        (.34)       (.25)       (.37)        (.26)
                          -------  --------  --------  -------       ------      ------      -------      -------
Net asset value, end of
period..................  $  9.91  $   9.92  $   9.87  $ 10.01       $ 9.88      $ 9.92      $  9.91      $  9.93
                          =======  ========  ========  =======       ======      ======      =======      =======
TOTAL INVESTMENT RE-
TURN:**
Based on net asset value
per share...............     3.37%     4.14%     1.98%    3.26%#       2.97%       3.52%#       3.55%        3.73%#
                          =======  ========  ========  =======       ======      ======      =======      =======
RATIOS TO AVERAGE NET
ASSETS:
Expenses................      .80%      .78%      .76%     .76%*        .80%        .70%*        .54%         .53%*
                          =======  ========  ========  =======       ======      ======      =======      =======
Investment income--net..     3.46%     3.50%     3.33%    3.60%*       3.41%       3.61%*       3.71%        3.78%*
                          =======  ========  ========  =======       ======      ======      =======      =======
SUPPLEMENTAL DATA:
Net assets, end of pe-
riod (in thousands).....  $71,075  $129,581  $145,534  $95,179       $   94      $3,965      $15,886      $11,258
                          =======  ========  ========  =======       ======      ======      =======      =======
Portfolio turnover......    88.32%    37.33%    45.67%   65.43%       88.32%      37.33%       88.32%       37.33%
                          =======  ========  ========  =======       ======      ======      =======      =======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 + Commencement of Operations.
# Aggregate total investment return.

  Further information about the Fund's performance is contained in the Fund's Annual Report which may be obtained, without charge, upon request.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of each Portfolio and prudent investment management. The Fund is comprised of three separate portfolios, Insured Portfolio, National Portfolio and Limited Maturity Portfolio, each of which is, in effect, a separate fund issuing its own shares. Each Portfolio seeks to achieve its objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax (such obligations are herein referred to as "Municipal Bonds"). Municipal Bonds include general obligations bonds, revenue or special obligation bonds, industrial development bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes. Each Portfolio at all times, except during temporary defensive periods, maintains at least 80% of its net assets invested in Municipal Bonds. In addition, each Portfolio may not purchase securities other than Municipal Bonds and Temporary Investments described below. These are fundamental policies of each Portfolio and may not be changed without a vote of the majority of the outstanding shares of the Portfolio. Each Portfolio currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the objective of any Portfolio can be attained.

  While the Fund does not intend to realize taxable investment income, each Portfolio has the authority to invest as much as 20% of its net assets on a temporary basis in taxable money market securities with a remaining maturity not in excess of one year from the date of purchase ("Temporary Investments") for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant. Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. From time to time, the Fund may realize capital gains which will constitute taxable income. In addition, the Fund may invest in certain tax-exempt securities which are classified as "private activity bonds," which may subject certain investors to an alternative minimum tax. (At June 30, 1996, approximately 16.9% of the Insured Portfolio's, approximately 15.4% of the National Portfolio's and approximately 8.0% of the Limited Maturity Portfolio's net assets were invested in "private activity bonds.") These figures should not be considered representative of the respective Portfolio's private activity bond positions for any future period. See "Dividends, Distributions and Taxes."

  Certain instruments in which the Fund may invest may be characterized as derivative instruments. The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio are authorized to engage in transactions in financial futures contracts for hedging purposes. For a more complete description of futures transactions, see "Financial Futures Contracts and Derivatives" below and the Statement of Additional Information.

  Investment in the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from federal income taxes from a diversified, professionally managed portfolio of Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits are at least partially offset by the fact that there are expenses in operating an investment company. Such expenses consist primarily of the investment advisory fee and operational expenses, including, in the case of the Insured Portfolio, premiums for insurance on portfolio securities.

                     INVESTMENT POLICIES OF THE PORTFOLIOS

  Each Portfolio pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Portfolio may invest, and these policies can be expected to affect the yield on each Portfolio and the degree of market, financial and interest rate risk to which the Portfolio is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yield and are subject to greater market fluctuations as a result of changes in interest rates ("market risk") than are Municipal Bonds with shorter maturities. Generally, lower rated Municipal Bonds will provide a higher yield than higher rated Municipal Bonds of similar maturity but are subject to greater market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("financial risk"). A Portfolio's net asset value may fall when interest rates rise and rise when interest rates fall. In general, Municipal Bonds with longer maturities will be subject to greater volatility resulting from interest rate fluctuation than will Municipal Bonds with shorter maturities ("interest rate risk"). See "Additional Information--Rating Information" for information with respect to ratings assigned to Municipal Bonds and Temporary Investments by rating agencies.

                               INSURED PORTFOLIO

  The Insured Portfolio may invest in investment grade Municipal Bonds covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor's Corporation (AAA, AA, A and BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 4 by Moody's Investors Service or in the four highest bond ratings of, or rated SP-1+ through SP-2 by, Standard & Poor's Corporation in the case of short-term notes, and rated P-1 or P-2 in the case of Moody's Investors Service or A-1+ through A-2 by Standard & Poor's Corporation in the case of tax-exempt commercial paper. Depending on market conditions, it is expected that Municipal Bonds with maturities beyond five years will comprise a major portion of this Portfolio.

  The Insured Portfolio may invest only in Municipal Bonds that, at the time of purchase, either (1) are insured under an insurance policy purchased by the Fund or (2) are insured under an insurance policy obtained by the issuer thereof or any other party from an insurance carrier meeting the criteria of the Fund set forth below. The Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), separate Mutual Fund Insurance Policies (the "Policies"), each of which guarantees the payment of principal and interest on specified eligible Municipal Bonds purchased by the Insured Portfolio ("Insured Municipal Bonds"). Consequently, some of the Insured Municipal Bonds in the Insured Portfolio may be insured by AMBAC, while others may be insured by MBIA or FSA. The Policies generally have the same characteristics and features. A Municipal Bond is eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. Additional information regarding these eligibility requirements is set forth in the Statement of Additional Information. In the event interest or principal on an Insured Municipal Bond is not paid when due, AMBAC or MBIA or FSA (depending on which Policy covers the bond) is obligated under its Policy to make payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policy reduce the yield to shareholders.

  The Policies will be effective only as to Insured Municipal Bonds beneficially owned by the Insured Portfolio. In the event of a sale of any Municipal Bonds held by the Insured Portfolio, the issuer of the relevant Policy is liable only for those payments of interest and principal which are then due and owing. The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. It is the intention of the Insured Portfolio, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Fund's management may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. As the result of the value placed on the insurance with respect to securities held in the Insured Portfolio which were in default at the end of the Fund's last fiscal year, such securities were effectively valued at par. The Insured Portfolio will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Municipal Bonds. See "Net Asset Value" in the Statement of Additional Information for a more complete description of the Insured Portfolios method of valuing defaulted securities and securities which have a significant risk of default. Further information with respect to the portfolio insurance is also set forth in the Statement of Additional Information.

  AMBAC, MBIA and FSA may not withdraw coverage on securities insured by their Policies and held by the Insured Portfolio so long as they remain in the Portfolio. AMBAC, MBIA and FSA may not cancel their Policies for any reason except failure to pay premiums when due. AMBAC and FSA have reserved the right at any time upon written notice to the Fund to refuse to insure any additional municipal securities purchased by the Insured Portfolio after the effective date of such notice. The Board of Directors of the Fund has reserved the right to terminate any of the Policies if it determines that the benefits to the Insured Portfolio of having its portfolio insured are not justified by the expense involved.

  The premiums for the Policies are paid by the Insured Portfolio and the yield on the Portfolio is reduced thereby. The Investment Adviser estimates that the current cost of the annual premiums will range from approximately .08% to .20% of the average net assets of the Insured Portfolio. The estimate is based on the expected composition of the Portfolio.

                               NATIONAL PORTFOLIO

  The National Portfolio invests in a portfolio primarily of medium to lower grade Municipal Bonds with maturities beyond five years. This Portfolio normally can be expected to offer the highest yields of the three Portfolios, but it will also be subject to the highest market and financial risks. Because an investment in the National Portfolio entails relatively greater risks, it may not be an appropriate investment for all investors.

  The investment policies of the National Portfolio are not governed by specific rating categories. Management of the Fund will seek primarily medium and lower grade Municipal Bonds, including short-term tax-exempt notes, tax-exempt commercial paper and variable rate tax-exempt demand notes. Medium grade long-term debt obligations are those rated A and BBB by Standard & Poor's or A and Baa by Moody's and unrated obligations of comparable quality. Lower grade obligations (commonly known as "junk bonds") are those rated below BBB or Baa and unrated obligations of comparable quality. Lower grade obligations will generally be more speculative with respect to the capacity of the issuer to make interest and principal payments. Because issuers of Municipal Bonds having these characteristics may choose not to have their obligations rated, it is possible that a substantial portion of the National Portfolio's portfolio may consist of obligations which are not rated. Unrated bonds are not necessarily of lower quality than rated bonds, but the market for rated bonds is often broader. It is not the present intention of the Portfolio to invest over 35% of its assets in securities rated below Baa by Moody's or in securities rated below BBB by Standard & Poor's.

  Junk bonds are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Fund's management, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Ca or lower by Moody's) unless the Fund's management believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or which the Fund's management believes will be in default. The Statement of Additional Information contains a more detailed description of the risks involved in purchasing junk bonds.

  The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the securities held by the National Portfolio during the year ended June 30, 1996:

                                                                        % MARKET
                                                                          VALUE
                                                                % NET   MUNICIPAL
RATING                                                          ASSETS    BONDS
------                                                          ------  ---------
AAA............................................................ 36.95%    37.91%
AA............................................................. 19.17     19.67
A..............................................................  9.83     10.08
BBB............................................................ 15.74     16.14
BB.............................................................  3.30      3.39
NR*............................................................ 12.49     12.81
                                                                -----     -----
                                                                97.48       100
                                                                =====     =====

--------
* Bonds which are not rated by Standard & Poor's (including bonds not rated by any nationally recognized statistical rating organization). With respect to the percentage of the Portfolio's assets invested in such securities, the Investment Adviser believes that 2.52% are of comparable quality to bonds rated AAA, 0% are of comparable quality to bonds rated AA, 1.62% are of comparable quality to bonds rated A, 3.53% are of comparable quality to bonds rated BBB, 4.46% are of comparable quality to bonds rated BB and 0.36% are of comparable quality to bonds rated B. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's or any other rating agency if such an agency were to rate the security.

  It is expected that the National Portfolio will consist primarily of revenue bonds emphasizing hospital, health care, public utility and housing issues.

                           LIMITED MATURITY PORTFOLIO

  The Limited Maturity Portfolio invests in a portfolio primarily of short-term investment grade Municipal Bonds. Municipal Bonds in the Limited Maturity Portfolio will be either Municipal Bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The Limited Maturity Portfolio will treat Municipal Bonds which it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such Bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Limited Maturity Portfolio can be expected to offer a lower yield than the longer-term Portfolios. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on long-term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Limited Maturity Portfolio can be expected to fluctuate less in value as a result of changes in interest rates.

  The Limited Maturity Portfolio will invest only in Municipal Bonds rated at the date of purchase in the four highest ratings of Standard & Poor's (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) in the case of long-term debt, rated by Moody's as MIG 1 through MIG 4 or in the four highest bond ratings of, or rated SP-1+ through SP-2 by, Standard & Poor's in the case of short-term tax-exempt notes, and rated by Moody's P-1 through P-2 or rated A-1+ through A-3 by Standard & Poor's in the case of tax-exempt commercial paper. The Limited Maturity Portfolio will also invest in other Municipal Bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The Limited Maturity Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating lower than those set forth above.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt from federal income tax. Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, variable rate demand notes and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.

  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Portfolio may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. When a Portfolio engages in when-issued and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the trade. Failure of the buyer or seller to do so may result in the Portfolio's missing the opportunity of obtaining a price considered to be advantageous. The Fund will maintain a separate account as its custodian bank consisting of cash or liquid Municipal Bonds (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  Variable rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

  The Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

  The Fund has been advised by its counsel to the effect that the interest received on Participating VRDNs will be treated as interest from tax-exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than a limited amount of its total assets in Participating VRDNs.

  Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Portfolio invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal of and interest on Municipal Bonds.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Portfolios to pay "exempt-interest" dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Dividends, Distributions and Taxes."

FORWARD COMMITMENTS

  Each Portfolio may purchase Municipal Bonds on a forward commitment basis at fixed purchase terms. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Portfolio will be established with its custodian consisting of cash or liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES CONTRACTS AND DERIVATIVES

  The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios") are authorized to purchase and sell certain financial futures contracts ("futures contracts") and options on such futures contracts solely for the purpose of hedging their investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities the Portfolios intend to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The Portfolios intend to trade in futures contracts based upon The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds, and to engage in transactions in exchange-traded futures contracts on U.S. Treasury securities and options on such futures. If making or accepting delivery of the underlying commodity is not desired, a position in a futures contract or an option on a futures contract may be terminated only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid market for such contract. If it is not economically practicable, or otherwise possible to close a futures position or certain option positions entered into by a Portfolio, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of its contracts. The inability to close futures or options positions could also have an adverse impact on the Portfolio's ability to hedge effectively. There is also risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract, or the exchange or clearing organization on which that contract is traded. The Portfolios may also engage in transactions in other futures contracts, such as futures contracts on other municipal bond indexes which may become available, if the Investment Adviser believes such contracts would be appropriate for hedging the Portfolios' investments in Municipal Bonds.

  Utilization of futures or option contracts involves the risk of imperfect correlation in movements in the price of such contracts and movements in the price of the security or securities which are the subject of the hedge. If the price of the futures or option contract moves more or less than the price of the security or securities that are the subject of the hedge, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of such security, which could occur as a result of many factors, including where the securities underlying futures or option contracts have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for an index futures contract. The trading of futures contracts or options on futures contracts based on indexes of securities also involves a risk of imperfect correlation between the value of the futures contracts and the value of the underlying index. The anticipated spread between such values or in the correlation between the futures contract and the underlying security may be affected by differences in markets, such as margin requirements, market liquidity and the participation of speculators in the futures markets. Moreover, when a Portfolio enters into transactions in futures contracts on U.S. Treasury securities, or options on such contracts, the underlying securities will not correspond to securities held by the Portfolio. Finally, in the case of futures contracts on U.S. Treasury securities and options on such futures contracts, the anticipated correlation of price movements between U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios' being deemed to be "commodity pools," as defined under such regulations, provided that certain restrictions are adhered to. In particular, among other requirements, the Portfolios may either (a) purchase and sell futures contracts only for bona fide hedging purposes, as defined under CFTC regulations, or (b) limit any transaction not qualifying as bona fide hedging so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the Portfolio's net assets. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When a Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or other liquid securities in a segregated account with the Fund's custodian, so that the amount segregated plus the amount of initial margin and option premiums held in the account of its broker equals the value represented by the futures contract, as reflected by its daily settlement price, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in the futures contracts will have the effect of increasing portfolio turnover.

  Reference is made to the Statement of Additional Information for further information on financial futures contracts.

  The Fund may invest in a variety of instruments which may be characterized as "Derivative Securities." The Fund may invest in Municipal Bonds, the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 10% of the Fund's net assets.

INVESTMENT RESTRICTIONS

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (including a majority of the shares of each Portfolio). One such restriction prohibits the Fund from entering into a repurchase agreement if, as a result thereof, more than 10% of the total assets of any Portfolio (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.

                               INVESTMENT ADVISER

  The investment adviser to the Fund is Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Asset Management L.P. ("MLAM"), an indirect subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch. The address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011. FAM or MLAM acts as the Investment Adviser for more than 130 registered investment companies. As of September 30, 1996, the Investment Adviser and MLAM had a total of $214.1 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the investment adviser.

  Kenneth A. Jacob has served as the Portfolio Manager for the Insured Portfolio since 1995 and is primarily responsible for the Fund's day-to-day management of that portfolio. He has served as Vice President of the Investment Adviser since 1984. Walter O'Connor has served as the Portfolio Manager for the National Portfolio since 1996 and has served as a Vice President of the Investment Adviser since 1993. Peter J. Hayes has served as the Portfolio Manager for the Limited Maturity Portfolio since 1995 and has served as a Vice President of the Investment Adviser since 1988.

  FAM, subject to the general supervision of the Fund's Board of Directors, renders investment advice to the Fund and is responsible for the overall management of the Fund's business affairs. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. For the fiscal year ended June 30, 1996, the fee paid by the Fund to FAM was $17,764,752 of which $8,850,984 was received with respect to the Insured Portfolio (representing 0.36% of its average net assets), $7,014,416 was received with respect to the National Portfolio (representing 0.47% of its average net assets) and $1,899,352 was received with respect to the Limited Maturity Portfolio (representing 0.33% of its average net assets).

  The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund's total expenses for the year ended June 30, 1996 were $30,974,676, of which $16,545,150 was attributable to the Insured Portfolio (representing 0.43% of average net assets for Class A shares, 1.19% of average net assets for Class B shares, 1.24% of average net assets for Class C shares and 0.68% of average net assets for Class D shares), $11,544,600 was attributable to the National Portfolio (representing 0.56% of average net assets for Class A shares, 1.32% of average net assets for Class B shares, 1.37% of average net assets for Class C shares and 0.81% of average net assets for Class D shares) and $2,884,926 was attributable to the Limited Maturity Portfolio (representing 0.44% of average net assets for Class A shares, 0.80% of average net assets for Class B shares, 0.80% of average net assets for Class C shares and 0.54% of average net assets for Class D shares). FAM was not required to reduce its fee or reimburse any of the Fund's expenses for the 1996 fiscal year.

  The Fund pays certain expenses incurred in its operations including, among other things, taxes; expenses for legal and auditing services; and costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended June 30, 1996, the Fund reimbursed the Investment Adviser $470,695 for accounting services of which $206,637 was received with respect to the Insured Portfolio, $180,650 was received with respect to the National Portfolio and $83,408 was received with respect to the Limited Maturity Portfolio.

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, MLFDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, MLFDS receives an annual fee of $11.00 per shareholder account for Class A or Class D shares of the Portfolios and $14.00 per shareholder account for Class B or Class C shares of the Portfolios, and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the year ended June 30, 1996, the Insured, National and Limited Maturity Portfolios of the Fund incurred fees of $953,784, $632,865 and $212,289, respectively, pursuant to the Transfer Agency Agreement. At September 30, 1996, the Fund had:

                         NUMBER OF SHAREHOLDER ACCOUNTS

                                                                     LIMITED
  CLASS                    INSURED PORTFOLIO NATIONAL PORTFOLIO MATURITY PORTFOLIO
  A                             28,766             22,191             5,886
  B                             22,123             12,564             1,797
  C                                967                497                13
  D                                824                670               174

At these levels of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $1.2 million plus out-of-pocket expenses.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                                   DIRECTORS

  The Directors of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

The Directors of the Fund are:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Ronald W. Forbes--Associate Professor of Finance, School of Business, State University of New York at Albany.

  Cynthia A. Montgomery--Professor of Competition and Strategy, Harvard Business School.

  Charles C. Reilly--Adjunct Professor, Columbia University Graduate School of Business.

  Kevin A. Ryan--Professor of Education at Boston University; Founder and current Director of The Boston University Center for Advancement of Ethics and Character.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Fund.

                              PURCHASE OF SHARES

  Each Portfolio offers its shares in four classes at a public offering price equal to the net asset value plus varying sales charges as set forth below. Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Investment Adviser and Merrill Lynch, acts as the Distributor of the shares. Class C shares of the Limited Maturity Portfolio are offered only through the Exchange Privilege. See p. 49.

  Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements; however, only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares. The Fund is offering shares in four classes of its Portfolios at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase (the "initial sales charge alternative") or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. Net asset value per share will be determined in the manner set forth under "Net Asset Value." The minimum initial purchase in each Portfolio is $1,000 and the minimum subsequent purchase in each Portfolio is $50. Merrill Lynch may charge its customers a processing fee (currently $4.85) to confirm a sale of shares. Purchases directly through the Fund's transfer agent are not subject to the processing fee.

  Because retirement plans qualified under Section 401 of the Internal Revenue Code will be unable to benefit from the tax-exempt dividends of the Fund, the shares of the Fund may not be suitable investments for such retirement plans.

  Each of the Portfolios issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D shares are sold to investors choosing the initial sales charge alternative and shares of Class B and Class C shares are sold to investors choosing the deferred sales charge alternatives. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another Fund.

  Investors should determine whether under their particular circumstances it is more advantageous to incur the initial sales charge or to have the initial purchase price invested with the Portfolio with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under the Merrill Lynch Select Pricing SM System on page 8. Each Class A, Class B, Class C and Class D share of a Portfolio represents identical interests in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privileges."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

                        INSURED AND NATIONAL PORTFOLIOS

                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS         SALES CHARGE(/1/)           FEE         FEE             FEATURE
---------------------------------------------------------------------------------------
    A      Maximum 4.00% initial sales      No           No                No
                     charge(/2/)(/3/)
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.50%     B shares convert to
          at a rate of 4.0% during the                           D shares automatically
           first year, decreasing 1.0%                            after approximately
                 annually to 0.0%                                    ten years(/4/)
---------------------------------------------------------------------------------------
    C        1.0% CDSC for one year        0.25%        0.55%              No
            decreasing to 0.0% after
                 the first year
---------------------------------------------------------------------------------------
    D         Maximum 4.00% initial        0.25%         No                No
                  sales charge(/3/)


                          LIMITED MATURITY PORTFOLIO

                                         ACCOUNT
                                       MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS        SALES CHARGE(/1/)           FEE         FEE             FEATURE
--------------------------------------------------------------------------------------
    A     Maximum 1.00% initial sales      No           No                No
                     charge(/2/)(/3/)
--------------------------------------------------------------------------------------
    B        CDSC at a rate of 1.0%       0.15%        0.20%     B shares convert to
             during the first year,                             D shares automatically
          decreasing to 0.0% after the                           after approximately
                   first year                                         ten years(/4/)
--------------------------------------------------------------------------------------
  C(/5/)     1.0% CDSC for one year       0.15%        0.20%              No
          decreasing to 0.0% after the
                   first year
--------------------------------------------------------------------------------------
    D        Maximum 1.00% initial        0.10%         No                No
                  sales charge(/3/)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more for the Insured and National Portfolios and $100,000 or more for the Limited Maturity Portfolio and waived for purchases of Class A shares in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC for the Insured and National Portfolios and .20% CDSC for the Limited Maturity Portfolio, if redeemed within one year.
(4) The conversion period for dividend reinvestment shares is modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of a Portfolio are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(5) Class C shares of the Limited Maturity Portfolio are offered only through the Exchange Privilege. See p. 49.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The initial sales charges, computed as indicated below, are reduced on larger purchases. The Distributor may reallow discounts to securities dealers with whom it has agreements and retain the balance over such discount. At times the Distributor may reallow the entire sales charge to selected dealers, in which case such dealers may be deemed to be underwriters within the meaning of the Securities Act of 1933 and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it.

  The public offering price of Class A and Class D shares of the Portfolios, for purchasers choosing the initial sales charge alternative, is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below:

         CLASS A AND CLASS D SHARES OF INSURED AND NATIONAL PORTFOLIOS

                                              SALES CHARGE
                         -------------------------------------------------------
                                                                 DISCOUNT TO
                          SALES LOAD AS     SALES LOAD AS    SELECT DEALERS AS A
                         A PERCENTAGE OF  A PERCENTAGE* OF      PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE  NET AMOUNT INVESTED   OFFERING PRICE
------------------       --------------- ------------------- -------------------
Less than $25,000.......      4.00%             4.17%               3.75%
$25,000 but less than
 $50,000................      3.75              3.90                3.50
$50,000 but less than
 $100,000...............      3.25              3.36                3.00
$100,000 but less than
 $250,000...............      2.50              2.56                2.25
$250,000 but less than
 $1,000,000.............      1.50              1.52                1.25
$1,000,000 and over**...      0.00              0.00                0.00

            CLASS A AND CLASS D SHARES OF LIMITED MATURITY PORTFOLIO

                                              SALES CHARGE
                         -------------------------------------------------------
                                                                 DISCOUNT TO
                          SALES LOAD AS     SALES LOAD AS    SELECT DEALERS AS A
                         A PERCENTAGE OF  A PERCENTAGE* OF      PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE  NET AMOUNT INVESTED   OFFERING PRICE
------------------       --------------- ------------------- -------------------
Less than $100,000......      1.00%             1.01%                .95%
$100,000 but less than
 $250,000...............       .75               .75                 .70
$250,000 but less than
 $500,000...............       .50               .50                 .45
$500,000 but less than
 $1,000,000.............       .30               .30                 .27
$1,000,000 and over**...       .00               .00                 .00

--------
* Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases in connection with certain investment programs. However, such purchases may be subject to a CDSC of 1.0% for the Insured and National Portfolios and 0.20% for the Limited Maturity Portfolio, if the shares are redeemed within one year after purchase. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended June 30, 1996, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 5,469,354, 1,874,548 and 2,286,543 Class A shares, respectively, for aggregate net proceeds of $44,001,252, $19,100,358 and $22,746,544, respectively. The gross sales charges for the sale of Class A shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $312,185, $197,666, $22,013 of which Merrill Lynch received $274,069 for the Insured Portfolio, $177,142 for the National Portfolio and $19,981 for the Limited Maturity Portfolio and the Distributor received $38,116 for the Insured Portfolio, $20,524 for the National Portfolio and $2,032 for the Limited Maturity Portfolio. For the fiscal year ended June 30, 1996, the Distributor did not receive any CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver for the Insured, the National and the Limited Maturity Portfolios.

  For the fiscal year ended June 30, 1996, the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio sold 14,968,451, 13,624,624, and 5,319,786 Class D shares, respectively, for aggregate net proceeds of $120,849,832, $139,439,739 and $52,931,793, respectively. The gross sales charges for the sale of Class D shares of the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio for that period were $110,187, $128,043, and $33,732, of which the Distributor received $13,179 for the Insured Portfolio, $12,764 for the National Portfolio, $3,167 for the Limited Maturity Portfolio and Merrill Lynch received $97,008 for the Insured Portfolio, $115,279 for the National Portfolio and $30,565 for the Limited Maturity Portfolio. For the fiscal year ended June 30, 1996 the Distributor did not receive any CDSC's with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver of the Insured, the National and the Limited Maturity Portfolios.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio in a shareholder account, including participants in the Merrill Lynch BlueprintSM program, are entitled to purchase additional Class A shares of that Portfolio in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs, including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch

Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  As to purchase orders received by selected dealers prior to the close of the New York Stock Exchange, which includes orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 4:30 P.M., New York City time, on that day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the Municipal Bond markets, or otherwise.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth under "Eligible Class A Investors."

  Class A and Class D shares are offered at net asset value to certain employer-sponsored retirement or savings plans and to Employee Access Accounts SM available through employers which provide such plans. Class A and Class D shares are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares of the Fund are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable. Such Class D shares are offered subject to the conditions applicable to the offering of Class A shares of the Fund to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer by Senior Floating Rate Fund, as described in the Statement of Additional Information under "Purchase of Shares--Reduced Initial Sales Charges--Closed-End Fund Investment Option."

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investments for such accounts is $500, except that the initial minimum investments for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the Insured and National Portfolios are subject to a four year CDSC and Class B shares of the Limited Maturity Portfolio are subject to a one year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the relevant Portfolio and thereafter will be subject to lower continuing fees. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% (in the case of the National and Insured Portfolios) and 0.15% (in the case of the Limited Maturity Portfolio) of net assets. Class B and Class C shares of the Insured and National Portfolios are subject to distribution fees 0.50% and 0.55%, respectively, of the net assets. Class B and Class C shares of the Limited Maturity portfolio are subject to a distribution fee of 0.20%. See "Distribution Plans." The proceeds from account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B of a Portfolio shares will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders on the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privileges" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charge--Class B Shares. Class B shares of the Insured and National Portfolios redeemed within four years of purchase for the National and Insured Portfolios and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on the redemption of shares received upon the reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on Class B shares applicable for the period starting October 21, 1994:

                                                            CONTINGENT DEFERRED
         INSURED OR                                          SALES CHARGE AS A
    NATIONAL PORTFOLIO:                                        PERCENTAGE OF
    YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
        PAYMENT MADE                                         SUBJECT TO CHARGE
    -------------------                                     -------------------
       0-1.................................................        4.0%
       1-2.................................................        3.0%
       2-3.................................................        2.0%
       3-4.................................................        1.0%
       4 and thereafter....................................        0.0%

                                                            CONTINGENT DEFERRED
      LIMITED MATURITY                                       SALES CHARGE AS A
         PORTFOLIO:                                            PERCENTAGE OF
    YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
        PAYMENT MADE                                         SUBJECT TO CHARGE
    -------------------                                     -------------------
       0-1.................................................        1.0%
       1 and thereafter....................................        0.0%

  In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the Insured and National Portfolios, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the applicable four-year period. It will be assumed, with respect to the Limited Maturity Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 Class B shares of the Insured Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21,
1994).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the MFA program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services --
 Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

  The Class B CDSC also is waived on redemptions of shares placing purchase orders through Merrill Lynch Blueprint SM Program. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  The CDSC is also waived for any Class B shares that were acquired and held at the time of the redemption in an Employee Access Account available through employers providing eligible 401(K) plans.

  For the fiscal year ended June 30, 1996, the Distributor received $1,911,883 in CDSCs with respect to redemptions of Class B shares, amounting to $1,033,602, $771,851, and $106,430 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the contingent deferred sales charge on the Class C shares of the Insured, National and Limited Maturity
Portfolios:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                        YEAR SINCE PURCHASE                     DOLLAR AMOUNT
                           PAYMENT MADE                       SUBJECT TO CHARGE
                        -------------------                  -------------------
       0-1..................................................         1.0%
       thereafter...........................................         0.0%

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  For the fiscal year ended June 30, 1996, the Distributor received $15,842 in CDSCs with respect to redemptions of Class C shares, amounting to $7,257, $6,455 and $2,130 in the Insured, National and Limited Maturity Portfolios, respectively, all of which were paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares of a Portfolio will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% (in the case of Insured Portfolio and National Portfolio) and 0.10% (in the case of the Limited Maturity Portfolio) of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period for the Class B shares originally held for purposes of calculating the Conversion Period of Class B shares acquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% (in the case of the Class B, Class C and Class D shares of the Insured Portfolio and the National Portfolio) and 0.15% (in the case of Class B and Class C shares of the Limited Maturity) and 0.10% (in the case of the Class D shares of the Limited Maturity Portfolio) of the average daily net assets of the Portfolio attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55% for the Class B and Class C shares, respectively, of the Insured and National Portfolios and 0.20% for the Class B and Class C shares of the Limited Maturity Portfolio of the average daily net assets of the Portfolio attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the Insured Portfolio and National Portfolio) and 0.35% (in the case of the Limited Maturity Portfolio) of the average daily net assets of the Class B shares of the respective Portfolio's (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled. For the fiscal year ended June 30, 1996, the Insured, National, and Limited Maturity Portfolios paid the Distributor $5,668,976, $3,059,804 and $307,014, respectively pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $760 million, $410.2 million and $88.5 million, respectively) all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1996 the Insured, National, and Limited Maturity Portfolios paid the Distributor $105,361, $72,516 and $2,182, respectively, pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $13.2 million, $9.1 million and $762,063, respectively) all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1996, the Insured, National and Limited Maturity Portfolios paid the Distributor $93,721, $77,432 and $16,263 respectively, pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $37.7 million, $31.1 million and $16.5 million, respectively) all of which were paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  At September 30, 1996 the net assets of the Insured, National, and Limited Maturity Portfolios subject to the Class B Distribution Plan aggregated $706.4 million, $400.9 million and $66.6 million, respectively. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $5.3 million, $3.0 million and $233,243, respectively. At September 30, 1996 the net assets of the Insured, National and Limited Maturity Portfolios subject to the Class C Distribution Plan aggregated $20.1 million, $16.0 million and $165,332, respectively. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $160,864, $127,670 and $579, respectively. At September 30, 1996 the net assets of the Insured, National and Limited Maturity Portfolios subject to the Class D Distribution Plan aggregated $47.9 million, $47.1 million and $17.1 million, respectively. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $119,819, $117,729 and $17,098, respectively. The Class B and Class C Distribution Plans are designed to permit an investor to purchase Class B and Class C shares through dealers without assessment of a front-end sales load and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B shares. In this regard, the purpose and function of the distribution fee and the CDSC are the same as those of the initial sales charge with respect to the Class A shares and Class D shares of the Portfolio in that the deferred sales charges provide for the financing of the distribution of such Portfolio's Class B shares.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses incurred by the Distributor and Merrill Lynch is presented to the directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31, of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of account maintenance fees, the distribution fees, the contingent deferred sales charges and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction procession expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees, the contingent deferred sales charges and expenses consist of financial consultant compensation. As of December 31, 1995, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch since October 21, 1988 (commencement of operations) with respect to Class B shares of the Insured Portfolio exceeded fully allocated expenses for that period by $92,000 (0.01% of the Insured Portfolio's net assets at that date), and the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch during that period with respect to Class B shares of the National Portfolio exceeded fully allocated accrual revenues for that period by $1,398,000 (0.33% of the National Portfolio's net assets at that date). The fully allocated accrual revenues incurred by the Distributor and Merrill Lynch during the period from November 2, 1992 to December 31, 1995 with respect to Class B shares of the Limited Maturity Portfolio exceeded expenses by $157,000 (0.19% of the Limited Maturity Portfolio's net assets at that date). As of June 30, 1996, direct cash revenues received with respect to the Insured Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses incurred with respect to the Insured Portfolio by $25,511,024 (3.53% of the Insured Portfolio's net assets at that date), and direct cash revenues received with respect to the National Portfolio for the same period exceeded direct cash expenses incurred with respect to the National Portfolio by $11,710,468 (2.93% of the National Portfolio's net assets at that date). As of June 30, 1996, direct cash revenues received with respect to the Limited Maturity Portfolio for the period since November 2, 1992 (commencement of operations) exceeded direct cash expenses incurred with respect to the Limited Maturity Portfolio by $1,355,039 (1.91% of the Limited Maturity Portfolio's net assets at that date).

  With respect to Class C shares, from commencement of operations on October 21, 1994 to June 30, 1996 direct cash revenues of the Insured Portfolio, exceeded direct cash expenses by $52,910 (.28% of the Insured Portfolio net assets at that date); direct cash revenues received with respect to the National Portfolio exceeded direct cash expenses by $31,723 (.24% of the National Portfolio net assets at that date); direct cash expenses received with respect to the Limited Maturity Fund exceeded direct cash revenues by $1,780 (1.89% of the Limited Maturity Portfolio net assets at that date.

  The Fund has no obligation with respect to distribution and/or account maintenance related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuation of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each Class of a Portfolio separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to the one class of a Portfolio will not be used to subsidize the sale of shares of another class of the same Portfolio or of any class of another Portfolio. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC borne by the Class B and Class C but not the account maintenance fees. The maximum sales charge rule is applied separately to each class and Portfolio. As applicable to a Portfolio, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective classes, computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Portfolio next determined after the initial receipt of proper notice of redemption. Except for any contingent deferred sales load which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the relevant Portfolio at such time. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. As set forth below, special procedures are available pursuant to which shareholders may redeem by check.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by the certificate(s) for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appear on the Transfer Agent's register or on the certificate(s), as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of eligible guarantor institutions include most commercial banks and other broker dealers (including for example, Merrill Lynch branch offices). Information regarding other financial institutions which qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time, not exceeding ten days, as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally this delay will not exceed ten days.

REPURCHASE

  The Fund will also repurchase shares of each Portfolio through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and is received by the Fund from the dealer not later than 4:30 P.M., New York City time, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 4:30 P.M., New York City time, in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC); however, securities dealers may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (currently $4.85) to confirm a repurchase of shares. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase. The exercise of this right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure.

  For shareholders redeeming through their listed securities dealer, payment for full and fractional shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  As described in further detail in the Statement of Additional Information, holders of Class A or Class D shares of any of the three Portfolios who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares of the same Portfolio, and class, as the case may be, in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day. The net investment income of each Portfolio for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and Class B, Class C and Class D account maintenance and Class B and Class C distribution fees (if applicable), are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The per share dividend distributions on each class of shares of each of the three Portfolios will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

  Net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Any portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of any Portfolio or received in cash.

FEDERAL INCOME TAXES

  Each Portfolio of the Fund generally will be treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies for that tax treatment, it will not be subject to federal income tax on that part of its net ordinary income and net realized long-term capital gains which it distributes to its shareholders.

  Each Portfolio has qualified and expects to continue to qualify to pay "exempt-interest" dividends as defined in the Code. If it so qualifies, dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year may be treated by shareholders for all purposes as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends. Also, any losses realized by individuals who dispose of shares of the Fund within six months of their purchase are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

  Each Portfolio may realize capital gains, which will constitute taxable income. Any distributions designated as capital gain dividends, i.e., as being made from the Portfolio's net long-term capital gains (whether from tax-exempt or taxable obligations) in a written notice furnished annually to shareholders are taxable to shareholders as long-term capital gains, regardless of a shareholder's holding period for shares of the Portfolio. In addition, if, after April 30, 1993, a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount), any gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount.

  Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income.

  Some shareholders may be subject to a 31% withholding tax ("backup withholding") on reportable dividends, capital gains distributions and redemption payments. Backup withholding is not required with respect to dividends representing "exempt-interest." Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Individual shareholders of the Fund may be subject to alternative minimum tax to the extent the Fund holds "private activity" bonds. The Fund expects that it will hold private activity bonds; however, in general, an individual shareholder filing a joint return who does not have any tax preference items subject to the alternative minimum tax other than income received from the Fund derived from private activity bonds would have to receive more than $45,000 of such income from the Fund before becoming subject to the alternative minimum tax.

  Exempt-interest dividends paid by the Fund, whether or not attributable to private activity bonds, may increase a corporate shareholder's alternative minimum taxable income. In addition, the payment of exempt- interest dividends may increase a corporate shareholder's liability for the environmental tax imposed on a corporation's alternative minimum taxable income (computed without regard to either the alternative tax net operating loss deduction or the environmental tax deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action either prospectively or retroactively. The Statement of Additional Information sets forth additional information regarding other tax aspects of investment in the Fund.

  Ordinary income and capital gains dividends may also be subject to State and local taxes.

STATE AND LOCAL TAXES

  Depending upon the extent of the Fund's activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities. In addition, the exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Fund is advised to consult his own tax adviser in that regard. The Fund will report annually the percentage of interest income received by each Portfolio during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

                             PORTFOLIO TRANSACTIONS

  No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While the Fund generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Municipal Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio consists primarily of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high-quality short-term Municipal Bonds. In addition, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Board of Directors which comply with rules adopted by the Securities and Exchange Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

                              SHAREHOLDER SERVICES

  Each Portfolio offers a number of shareholder services designed to facilitate investment in its shares at no extra cost to the investor. Below is a description of these services. Full details as to each of these services and copies of the various plans described below can be obtained from the Fund.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained with the Transfer Agent has an Investment Account and will receive a statement, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the preceding statement. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer which has entered into a selected dealers agreement with the Distributor or by mail directly to the Transfer Agent, acting as agent for the Distributor.

  Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

  An Automatic Investment Plan is available whereby the Transfer Agent is authorized through pre-authorized checks of $50 or more to charge the regular bank account of the shareholder on a monthly basis to provide systematic additions of shares of the Fund to the shareholder's Investment Account. Shareholders whose positions in any Portfolio of the Fund are maintained in a CMA(R) account may participate in the CMA Automated Investment Program, through which investments in any Portfolio of the Fund may be made on a regularly scheduled basis ranging from weekly to semiannually in amounts of $100 or more.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specified instructions are given as to the method of payment of monthly dividends and annual capital gains distributions, they will automatically be reinvested in additional shares of the respective Portfolio. Such reinvestment will be at the net asset value of the shares of the respective Portfolio, without sales charge, as of the close of business on the payable date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed by the Transfer Agent as soon as practicable after the payment date, which is the last day of each month.

  A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directed to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  As described in further detail in the Statement of Additional Information, a holder of Class A or Class D shares of any of the three Portfolios may elect to make systematic withdrawals from his or her Investment Account on either a monthly or calendar quarterly basis.

EXCHANGE PRIVILEGES

  Shareholders of each class of shares of a Portfolio who have held all or part of their shares in the Portfolio for at least 15 days may exchange their shares for shares of certain other Portfolios of the Fund, or with certain other MLAM-advised mutual funds.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. If the Class A shareholder wants to exchange Class A shares for shares of other Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at that time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares of a Portfolio will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege.

  Shares of a Portfolio which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Portfolio. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other fund or Portfolio.

  Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Portfolio acquired through use of the exchange privilege will be subject to the CDSC schedule applicable to that Portfolio if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for federal income tax purposes. For further information, see "Shareholder Services--Exchange Privileges" in the Statement of Additional Information.

  The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program and by participants in certain other investment programs. For example, with respect to the MFA program, after the initial allocation of assets is made, any subsequent exchange of Class A or class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program. In addition, Class A shares purchased in connection with certain Merrill Lynch investment programs that offer pricing alternatives for securities transactions may be exchanged at net asset value for Class D shares upon termination of participation in such a program. An exchange may also result upon a transfer of Fund shares out of such a program.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of each Portfolio is determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York City time), on each day that the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to FAM, account maintenance and/or distribution fees payable to the distributor are accrued daily.

  The per share net asset value of Class A shares of a Portfolio generally will be higher than the per share net asset value of shares of the other classes of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance and higher transfer agency fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of expense accrual differentials among the classes.

PERFORMANCE DATA

  From time to time the Fund may include its average annual total return, yield and tax equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax equivalent yield are computed separately for the Class A, Class B, Class C and Class D shares of the Portfolios in accordance with formulas specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period, such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid with respect to all shares of a Portfolio, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that distribution fees, account maintenance fees and any incremental transfer agency costs relating to a class of shares will be borne exclusively by that class. The

Fund will include performance data for all classes of shares of the Portfolios in any advertisement or information including performance data for such Portfolios.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ending June 30, 1996 for National Portfolio Class A shares was 5.44%, 4.91% for Class B shares, 4.87% for Class C shares and 5.20% for Class D shares. The yield for the 30-day period ending June 30, 1996 for Insured Portfolio Class A shares was 4.94%, 4.39% for Class B shares, 4.34% for Class C shares and 4.70% for Class D shares and for Limited Maturity Portfolio Class A shares was 3.86%, 3.54% for Class B shares, 3.53% for Class C shares and 3.80% for Class D shares. The tax-equivalent yield for the same period (based on a tax rate of 28%) for National Portfolio Class A shares was 7.56%, 6.82% for the Class B shares, 6.76% for Class C shares and 7.22% for Class D shares. The tax equivalent yield for the same period (based on a tax rate of 28%) for Insured Portfolio Class A shares was 6.86%, 6.10% for the Class B shares, 6.03% for Class C shares and 6.53% for Class D shares. The tax equivalent yield for the same period (based on a tax rate of 28%) for Limited Maturity Portfolio Class A shares was 5.36%, 4.92% for Class B shares, 4.90% for Class C shares and 5.28% for Class D shares.

  Total return, yield and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

RATING INFORMATION

    Descriptions of Moody's Investors Service, Inc.'s Municipal Bond Ratings

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2 denotes high quality. Margins of protection are ample although not so large as in the preceding group; MIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established; MIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                Descriptions of Moody's Commercial Paper Ratings

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations having an original maturity not in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Descriptions of Standard & Poor's Ratings Group's Municipal Debt Ratings

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

I.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

   AAA    Debt rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA     Debt rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
   A      Debt rated "A" have a strong capacity to pay interest and repay principal al-
          though they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
   BBB    Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
   BB     Debt rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly
   B      speculative with respect to capacity to pay interest and repay principal in ac-
   CCC    cordance with the terms of the obligation. "BB" indicates the lowest degree of
   CC     speculation and "CC" the highest of speculation. While such debts will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
   C      The rating "C" is reserved for income bonds on which no interest is being paid.
   D      Debt rated "D" is in default, and payment of interest and/or repayment of princi-
          pal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   NR     Indicates that no rating has been requested, that there is insufficient informa-
          tion on which to base a rating or that Standard & Poor's does not rate a particu-
          lar type of obligation as a matter of policy.

   Descriptions of Standard & Poor's Ratings Group's Commercial Paper Ratings

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

   A      Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
   A-1    This designation indicates that the degree of safety regarding timely payment is very strong.
   A-2    Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
   A-3    Issues carrying this designation have a satisfactory capacity for timely payment.
          They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B      Issues rated "B" are regarded as having only an adequate capacity for timely pay-
          ment. However, such capacity may be damaged by changing conditions or short-term adversities.
   C      This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
   D      This rating indicates that the issue is either in default or is expected to be in default upon maturity.

  The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

         Descriptions of Standard & Poor's Ratings Group's Note Ratings

  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

  SP-1 Very strong, or strong, capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  SP-2  Satisfactory capacity to pay principal and interest.

  SP-3  Speculative capacity to pay principal and interest.

ORGANIZATION OF THE FUND

  The Fund, a Maryland corporation, is a diversified, open-end management investment company that commenced operations on October 21, 1977. Prior to September 21, 1979, the Fund consisted solely of the Insured Portfolio. Currently, the Fund is comprised of three separate Portfolios: Insured Portfolio, National Portfolio and Limited Maturity Portfolio.

  The authorized capital stock of the Fund consists of 3,850,000,000 shares of Common Stock, divided into three series, each of which is divided into four classes, having a par value of $0.10 per share. The shares of Insured Portfolio Series Common Stock (500,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 500,000,000 Class D shares authorized), High Yield Portfolio Series Common Stock (375,000,000 Class A, 375,000,000 Class B shares, 375,000,000 Class C shares, 375,000,000 Class D shares authorized), which does business under the name "National Portfolio," and Limited Maturity Portfolio Series Common Stock (150,000,000 Class A, 150,000,000 Class B shares, 150,000,000 Class C shares, 150,000,000 Class D shares authorized) are divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Each Class A, Class B, Class C and Class D share of common stock of each of the Portfolios represents an interest in the same assets of such Portfolio and are identical in all respects to the shares of the other classes except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each Class of shares of a Portfolio has exclusive voting rights with respect to matters relating to account maintenance services and distribution expenditures relative to that Portfolio, as applicable. Only shares of each respective Portfolio are entitled to vote on matters concerning only that Portfolio. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares of the Portfolios. The Directors of the Fund may classify and reclassify the shares of the Fund into additional series or classes of Common Stock at a future date. The creation of additional classes would require an additional order from the Securities and Exchange Commission. There is no assurance that such an additional order will be issued.

  Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolios and in net assets of the respective Portfolios upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except, as noted above, the Class B, Class C and Class D shares of the Portfolios bear certain expenses related to the distribution of such shares. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights. Shares have the conversion rights described in this Prospectus. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Redemption of Shares." Shares do not have cumulative voting rights, and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders are entitled to redeem their shares as set forth under "Redemption of Shares."

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, is the Fund's custodian.

COUNSEL AND AUDITOR

  Rogers & Wells, Counsel to the Fund, passes upon legal matters for the Fund in connection with the shares offered by this Prospectus. Deloitte & Touche LLP, independent auditors, are auditors of the Fund.

SHAREHOLDER REPORTS

  The Fund issues to its shareholders quarterly reports containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

ADDITIONAL INFORMATION

  This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, dated October 25, 1996, which forms a part of the Registration Statement, is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

       MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
Insured Portfolio [_] Class A shares  [_] Class B shares  [_] Class C shares
                  [_] Class D shares
National Portfolio[_] Class A shares  [_] Class B shares  [_] Class C shares
                  [_] Class D shares
Limited Maturity
Portfolio         [_] Class A shares  [_] Class B shares  [_] Class D shares of Merrill Lynch Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
                 First Name             Initial            Last Name
Name of Co-Owner (if any)......................................................
                    First Name           Initial           Last Name
Address.......................................... Date........................
 .................................................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-Term Capital Gains
     Select  [_] Reinvest                 Select   [_] Reinvest
     One:    [_] Cash                     One:     [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
[_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Municipal Bond Fund Authorization Form.

Specify type of account (check one) [_] checking  [_] savings

Name on your account ..........................................................

Bank Name ............. Bank Number ............  Account Number .............

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Dividends, Distributions and Taxes -- Federal Income Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

Signature of Owner...................    Signature of Co-Owner (if any).......
 (IN THE CASE OF CO-OWNERS, A JOINT TENANCY WITH RIGHT OF SURVIVORSHIP WILL BE
                     PRESUMED UNLESS OTHERWISE SPECIFIED)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which the Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

    Insured Portfolio  [_] $25,000   [_] $50,000   [_] $100,000  [_] $250,000
                       [_] $1,000,000
    National Portfolio [_] $25,000   [_] $50,000   [_] $100,000  [_] $250,000
                       [_] $1,000,000
    Limited Maturity
     Portfolio         [_] $100,000  [_] $250,000  [_] $500,000  [_] $1,000,000

  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Municipal Bond Fund Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Municipal Bond Fund held as security.

By ..................................    .....................................
        Signature of Owner
                                                 Signature of Co-Owner
                                 (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp
                                         We hereby authorize Merrill Lynch
-                                  -       Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, Automatic
                                         Investment Plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         shareholder's signature.
-                                  -
This form, when completed, should
be mailed to:
  Merrill Lynch Municipal Bond Fund
  c/o Merrill Lynch Financial Data Services, Inc.

  P.O. Box 45289
                                         .....................................
  Jacksonville, FL 32232-5289
                                                Dealer Name and Address

                                        [_][_][_]   [_][_][_][_] .............
                                        Branch Code F/C No.      F/C Last Name

                                         By: .................................
                                            Authorized Signature of Dealer

                                        [_][_][_]   [_][_][_][_]
                                        Dealer's Customer A/C No.

-------------------------------------------------------------------------------
       MERRILL LYNCH MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................          [                     ]

                                             Social Security No. or
Name of Co-Owner (if any)..........          Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
   ...............................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN -- CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  Minimum Requirements: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D of the Insured Portfolio, [_] Class A or [_] Class D shares of the National Portfolio, or [_] Class A or [_] Class D shares of the Limited Maturity Portfolio in Merrill Lynch Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ________________________ or as soon as possible thereafter.
                (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

Draw checks payable (check one)

(A)I HEREBY AUTHORIZE PAYMENT BY CHECK
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one) [_] checking [_] savings

Name on your account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares [_] Class B shares [_] Class C shares* [_] Class D shares of Merrill Lynch Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.
* Not available for the Limited Maturity Portfolio.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                        (Investor's Bank)
account for investment in Merrill
Lynch Municipal Bond Fund as             Bank Address.........................
indicated below:

                                         City.....  State.....  Zip Code.....
  Amount of each ACH debit $........
                                         As a convenience to me, I hereby
  Account number....................     request and authorize you to pay and
                                         charge to my account ACH debits
 Please date and invest ACH debits       drawn on my account by and payable
on the 20th of each month beginning      to Merrill Lynch Financial Data
 .....................................    Services, Inc. I agree that your
 ..............................(Month)    rights in respect to each such debit
or as soon thereafter as possible.       shall be the same as if it were a
                                         check drawn on you and signed
  I agree that you are drawing these     personally by me. This authority is
ACH debits voluntarily at my request     to remain in effect until revoked
and that you shall not be liable for     personally by me in writing. Until
any loss arising from any delay in       you receive such notice, you shall
preparing or failure to prepare any      be fully protected in honoring any
such debit. If I change banks or         such debit. I further agree that if
desire to terminate or suspend this      any such debit be dishonored,
program, I agree to notify you           whether with or without cause and
promptly in writing. I hereby            whether intentionally or
authorize you to take any action to      inadvertently, you shall be under no
correct erroneous ACH debits of my       liability.
bank account or purchases of fund
shares including liquidating shares
of the Fund and credit my bank
account. I further agree that if a       ............   .....................
check or debit is not honored upon           Date           Signature of
presentation, Merrill Lynch Financial                         Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic    ............   .....................
Investment Plan and to liquidate             Bank      Signature of Depositor
sufficient shares held in my account       Account       (If joint account,
to offset the purchase made with the        Number         both must sign)
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                             Fund Asset Management
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081
                                 (609) 282-2800

                                   CUSTODIAN

                              The Bank of New York
                        90 Washington Street, 12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                             ADMINISTRATIVE OFFICES

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                MAILING ADDRESS:

                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                 LEGAL COUNSEL

                                 Rogers & Wells
                                200 Park Avenue
                            New York, New York 10166

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Tables.................................................................   2
Merrill Lynch Select Pricing SM System.....................................   8
Financial Highlights.......................................................  13
Investment Objective and Policies..........................................  19
Investment Policies of the Portfolios......................................  20
 Insured Portfolio.........................................................  20
 National Portfolio........................................................  21
 Limited Maturity Portfolio................................................  23
 Description of Municipal Bonds............................................  23
 Forward Commitments.......................................................  25
 Financial Futures Contracts and Derivatives...............................  25
 Investment Restrictions...................................................  27
Investment Adviser.........................................................  28
 Transfer Agency Services..................................................  29
 Code of Ethics............................................................  29
Directors..................................................................  30
Purchase of Shares.........................................................  30
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  33
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  36
 Distribution Plans........................................................  40
 Limitations on the Payment of Deferred Sales Charges......................  42
Redemption of Shares.......................................................  43
 Redemption................................................................  43
 Repurchase................................................................  44
 Reinstatement Privilege--Class A and Class D Shares.......................  44
Dividends, Distributions and Taxes.........................................  45
 Dividends and Distributions...............................................  45
 Federal Income Taxes......................................................  45
 State and Local Taxes.....................................................  47
Portfolio Transactions.....................................................  47
Shareholder Services.......................................................  48
 Investment Account........................................................  48
 Automatic Investment Plan.................................................  48
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  49
 Systematic Withdrawal Plans...............................................  49
 Exchange Privileges.......................................................  49
Additional Information.....................................................  51
 Determination of Net Asset Value..........................................  51
 Performance Data..........................................................  51
 Rating Information........................................................  53
 Organization of the Fund..................................................  57
 Custodian.................................................................  57
 Counsel and Auditor.......................................................  58
 Shareholder Reports.......................................................  58
 Additional Information....................................................  58
Authorization Form.........................................................  59

                                                                Code #10051-1096

[LOGO] MERRILL LYNCH

Merrill Lynch
Municipal Bond Fund, Inc.

[ART]

PROSPECTUS


October 25, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 25, 1996

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 * PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is a professionally managed, diversified, open-end investment company which seeks to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of each of its Portfolios and prudent investment management. The Fund is comprised of three separate
Portfolios: the Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio, each of which invests primarily in a diversified portfolio of tax-exempt Municipal Bonds, principally consisting of state, municipal and public authority securities.

  The Fund is a series fund and is comprised of three separate Portfolios. Each Portfolio is, in effect, a separate fund issuing its own shares. Pursuant to the Merrill Lynch Select Pricing SM System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features except that Class C shares of the Limited Maturity Portfolio are available only through the Exchange Privilege. The Merrill Lynch Select Pricing System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial, given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the "Prospectus") dated October 25, 1996, which has been filed with the Securities and Exchange Commission and is available upon oral or written request without charge. Copies of the Prospectus can be obtained by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER
             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

                       INVESTMENT OBJECTIVE AND POLICIES

  Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  At June 30, 1996, the average maturity of the Insured Portfolio, National Portfolio and the Limited Maturity Portfolio was approximately 19.0 years, 23.4 years and 2.2 years, respectively.

INSURANCE ON PORTFOLIO SECURITIES

  Reference is made to the discussion of the Insured Portfolio under "Investment Policies of the Portfolios" in the Prospectus. As stated in the Prospectus, the Fund has purchased from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA") separate Mutual Fund Insurance Policies (the "Policies").

  The Policies guarantee the payment of the principal at maturity and interest on all Municipal Bonds which are purchased by the Insured Portfolio at a time when they are eligible for insurance. Municipal Bonds are eligible for insurance if they are, at the time of purchase by the Insured Portfolio, identified separately or by category in qualitative guidelines furnished by AMBAC, MBIA or FSA and are in compliance with the aggregate limitations on amounts set forth in such guidelines. AMBAC, MBIA and/or FSA may withdraw particular securities from the classifications of securities eligible for insurance while continuing to insure previously acquired bonds of such ineligible issues so long as they remain in the Insured Portfolio and may limit the aggregate amount of each issue or category of municipal securities thereof. The restrictions on investment imposed by the eligibility requirement of the Policies may reduce the yield of the Insured Portfolio.

RISK FACTORS IN TRANSACTIONS IN JUNK BONDS

  The National Portfolio may invest in Municipal Bonds which are rated below Baa by Moody's Investors Service Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's") or which, in the Investment Adviser's judgment, possess similar credit characteristics ("junk bonds"). See "Additional Information--Rating Information" in the Prospectus for additional information regarding ratings of debt securities. The Investment Adviser considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers.

  Junk bonds are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although junk bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in junk bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The National Portfolio will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Ca or lower by Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The National Portfolio does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default.

  Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high-yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the National Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the National Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the National Portfolio and dividends to shareholders.

  The National Portfolio may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bonds, there is no established secondary market for many of these securities, and the National Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the National Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the National Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  It is expected that a significant portion of the junk bonds acquired by the National Portfolio will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the National Portfolio may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the National Portfolio to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the National Portfolio's net asset value. In addition, the National Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

TRANSACTIONS IN FUTURES CONTRACTS

  The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios") may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolios may sell such futures contracts in anticipation of a decline in the value of municipal bonds held by them or may purchase such futures contracts in anticipation of an increase in the cost of municipal bonds they intend to acquire. The Portfolios also are authorized to purchase and sell other financial futures contracts which in the opinion of management provide an appropriate hedge for some or all of the Fund's portfolio securities.

  Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire. Further, the Portfolios will maintain cash, cash equivalents and high-grade securities with the Fund's custodian, so that the amount segregated plus the initial margin equals the value represented by the futures contract purchased by the Portfolios, thereby ensuring that such transactions are actually unleveraged.

  Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

  The liquidity of the market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of a fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions at prices beyond the limit. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolios will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded market for such futures contracts.

  The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Adviser correctly to forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolios within a given time frame. To the extent these price movements are not correctly forecast or move in a direction opposite to that anticipated, the Portfolios may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, either Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction. See "Additional Information--Description of Financial Futures Contract" below for a further discussion of the risks of futures trading.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

  1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

  2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  3. Make investments for the purpose of exercising control or management.

  4. Purchase or sell real estate, except that to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

  6. Issue senior securities to the extent such issuance would violate applicable law.

  7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

  9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, none of the Portfolios of the Fund may:

  a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

  b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

  c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

  d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Portfolio's net assets; included within such limitation, but not to exceed 2% of the Portfolio's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

  e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

  Notwithstanding fundamental investment restriction (7) above, the Fund currently does not intend to borrow amounts in any Portfolio in excess of 10% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each director and officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of Merrill Lynch Asset Management, L.P. ("MLAM") (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.) since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Ronald W. Forbes (56)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Associate Professor of Finance, School of Business, State University of New York at Albany, Member, Task Force on Municipal Securities Markets, Twentieth Century Fund; Consultant, Public Finance Banking, Shearson Lehman Brothers, Inc.

  Cynthia A. Montgomery (44)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 20163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Adjunct Professor, Columbia University Graduate School of Business, since 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; President and Chief Investment Officer of Versus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990.

  Kevin A. Ryan (64)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (58)--Director(2)--Box 604 Genoa, Nevada 89411. Professor of Finance since 1984 and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company).

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (52)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; portfolio manager of the Investment Adviser since 1977 and Vice President from 1980 to 1984.

  Donald C. Burke (36)--Vice President(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

  Kenneth A. Jacob (45)--Vice President(1)(2)--Vice President of the Investment Adviser since 1984 and portfolio manager since 1982; employed by the Investment Adviser since 1978.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer of the Distributor since 1984.

  Peter J. Hayes (37)--Vice President(1)(2)--Vice President of MLAM since 1988.

  Walter O'Connor (35)--Vice President(1)(2)--Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993; Assistant Vice President of Prudential Securities from 1984 to 1991.

  Mark B. Goldfus (50)--Secretary(2)--Vice President of FAM and MLAM since
1985.
--------
(1) Interested person, as defined in the Investment Company Act of 1940, of the Fund.
(2) Such a Director or officer is a Director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  The following table sets forth for the fiscal year ended June 30, 1996, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors:

                                                                 AGGREGATE
                                              PENSION OR     COMPENSATION FROM
                                              RETIREMENT         FUND AND
                                            BENEFIT ACCRUED  MLAM/FAM ADVISED
                              COMPENSATION  AS PART OF FUND    FUNDS PAID TO
  DIRECTOR/TRUSTEE            FROM THE FUND     EXPENSE     TRUSTEE/DIRECTOR(1)
  ----------------            ------------- --------------- -------------------
Ronald W. Forbes.............    $9,200          None            $147,100
Cynthia A. Montgomery........     9,200          None             147,100
Charles C. Reilly............    10,200          None             269,600
Kevin A. Ryan................     9,200          None             147,100
Richard R. West..............     9,200          None             294,600

--------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
  Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (41 registered investment companies consisting of 54 portfolios).

  At September 30, 1996, the Directors and Officers of the Company as a group (14 persons) owned an aggregate of less than 1% of the outstanding shares of the Company. At such date Mr. Zeikel, a Director and Officer of the Company, and the other officers of the Company owned less than 1% of the outstanding shares of Common Stock of ML & Co.

  The Fund has an Audit Committee consisting of all of the directors of the Fund who are not interested persons of the Fund.

  Each director of the Fund who is not an officer or employee of ML & Co. or its subsidiaries receives an annual fee of $4,000 plus $800 per meeting of the Board of Directors attended and an annual fee of $2,000 for serving on the Audit Committee. In addition, the Fund pays all Directors' actual out-of-pocket expenses relating to attendance at meetings of the Board of Directors of the Fund or of any committee thereof. Mr. Reilly is paid an additional annual fee of $1,000 for serving as Chairman of the Audit Committee. For the year ended June 30, 1996, fees and expenses paid to the unaffiliated directors of the Fund aggregated $49,559. No officer or employee of ML & Co., Inc. or its subsidiaries receives any compensation from the Fund for acting as a director or officer of the Fund. The Fund requires no employees other than its officers, all of whom are compensated by FAM or the Distributor.

INVESTMENT ADVISORY ARRANGEMENTS

  FAM, a subsidiary of MLAM, an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the investment adviser for the Fund and provides the Fund with management services. While FAM is at all times subject to the direction of the Board of Directors of the Fund, under the Investment Advisory Agreement, FAM is responsible for the actual management of each Portfolio and constantly reviews the holdings of each Portfolio in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM provides the portfolio managers for each Portfolio, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement.

  Securities held by the Fund may also be held by other funds for which FAM or MLAM acts as an adviser or by investment advisory clients of MLAM. If purchases or sales of securities for the Fund or other funds for which FAM or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Advisory Fee. As compensation for its services to the Portfolios, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below, which are based upon the average daily value of the Fund's net assets. The rates are subject to reduction to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion, respectively. The reductions will be applicable to each Portfolio regardless of size on a "uniform percentage" basis. Determination of the portion of the net assets of each Portfolio to which the reduced rate is applicable is made by multiplying the net assets of that Portfolio by the "uniform percentages," derived by dividing the amount by which the combined assets of all Portfolios exceeds the various applicable breakpoints by such combined assets. In addition, although under the Investment Advisory Agreement FAM is entitled to a fee with respect to the Insured Portfolio at an annual rate of 0.375% when the Fund's aggregate net assets exceed $1.5 billion, as reflected in the table below, FAM has agreed to waive such fee in excess of an annual rate of 0.35%.

                                                      RATE OF ADVISORY FEE
                                                  -----------------------------
                                                                       LIMITED
AGGREGATE OF AVERAGE DAILY NET ASSETS OF THE       INSURED  NATIONAL  MATURITY
THREE COMBINED PORTFOLIOS                         PORTFOLIO PORTFOLIO PORTFOLIO
--------------------------------------------      --------- --------- ---------
Not exceeding $250 million......................    0.40 %    0.50 %    0.40 %
In excess of $250 million but not exceeding $400
 million........................................    0.375     0.475     0.375
In excess of $400 million but not exceeding $550
 million........................................    0.375     0.475     0.35
In excess of $550 million but not exceeding $1.5
 billion........................................    0.375     0.475     0.325
In excess of $1.5 billion.......................    0.35      0.475     0.325

   For the year ended June 30, 1994, FAM received $11,040,540 from the Insured Portfolio, $8,514,268 from the National Portfolio and $3,305,839 from the Limited Maturity Portfolio as advisory fees. For the year ended June 30, 1995, FAM received $9,408,013 from the Insured Portfolio, $7,415,203 from the National Portfolio and $2,712,662 from the Limited Maturity Portfolio as advisory fees. For the year ended June 30, 1996, FAM received $8,850,984 from the Insured Portfolio, $7,014,416 from the National Portfolio and $1,899,352 from the Limited Maturity Portfolio as advisory fees.

  Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the

Fund, as well as the fees of all directors of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, portfolio insurance maintained and paid by the Insured Portfolio, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of the size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Accounting services are provided for the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. During the year ended June 30, 1996, the Fund reimbursed FAM $470,695 for such services. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expense of printing the prospectuses used in connection with the continuous offering of shares by each Portfolio. See "Purchase of Shares--Distribution Agreement" in the Prospectus.

  Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding voting shares of each Portfolio and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  If the shareholders of any Portfolio fail to approve the continuance of the Investment Advisory Agreement, the Investment Advisory Agreement will continue in effect as to any other Portfolio if the shareholders of such Portfolio have approved the contract.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Company is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York City time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the portfolio securities held by each Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory and any account maintenance and/or distribution fees, are accrued daily.

  The per share net asset value of the Class B, Class C and Class D shares of a Portfolio generally will be lower than the per share net asset value of the Class A shares of that Portfolio reflecting the daily expense accruals of the account maintenance distribution and higher transfer agency fees applicable with respect to the Class B, Class C and Class D shares and daily expense accruals of the account maintenance fees applicable with respect to the Class D shares. Moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes of a Portfolio will tend to converge, although not necessarily meet, immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

  The Municipal Bonds and money market securities in which each Portfolio invests are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded on each day during which trading is conducted thereon. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

  It is the intention of FAM, subject to guidelines established by the Board of Directors of the Fund, to hold Insured Municipal Bonds in the Insured Portfolio which are in default, or in significant risk of default, in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In accordance with such guidelines, FAM will consider the following factors in determining the effective value of Insured Municipal Bonds in the Insured Portfolio which are in default, or in significant risk of default, in the payment of principal or interest: (1) the market value of the bonds; (2) the market value of securities of similar issuers whose securities carry similar interest rates; and (3) the value of the insurance guaranteeing interest and principal payments. Absent unusual or unforeseen circumstances, the value ascribed to the insurance feature of the bonds would be the difference between the market value of the bonds and the market value of securities of a similar nature which are not in default or significant risk of default. It is the position of the Board of Directors that this is a fair method of valuing the insurance feature and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940. This method of valuing securities will mean that shareholders of the Insured Portfolio, whether they decide to redeem or decide to retain their investment in the Insured Portfolio, will in normal circumstances receive the benefit of the insurance. Because of the unusual circumstances surrounding the bonds held in the Insured Portfolio which were in default at the end of the Fund's last fiscal year, the insurance feature was valued in an amount which, when combined with the market value of the bonds, resulted in the bonds' having an effective value of par.

                             PORTFOLIO TRANSACTIONS

  Under the Investment Company Act of 1940, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as a dealer in connection with transactions with the Fund. However, the Fund has obtained an exemptive order permitting it to engage in certain principal transactions involving high quality short-term Municipal Bonds. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after considering factors deemed relevant, have made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time.

  Under the Investment Company Act of 1940, the Fund may not purchase Municipal Bonds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Securities and Exchange Commission. During the year ended June 30, 1994, the Fund purchased $230,231,897 of Municipal Bonds in 77 transactions pursuant to an exemptive order or such a rule. During the year ended June 30, 1995, the Fund purchased $79,188,750 of Municipal Bonds in 20 transactions pursuant to an exemptive order or such a rule. During the fiscal year ended June 30, 1996, the Fund did not engage in any transactions pursuant to such order.

  The Fund does not expect to use any particular dealer in the execution of transactions for its Portfolios, but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to FAM may receive orders for transactions by any Portfolio. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under its Investment Advisory Agreement and FAM's expenses will not necessarily be reduced as a result of the receipt of such supplemental information.

  FAM expects that the portfolio turnover rate for the Insured Portfolio and the National Portfolio should not generally exceed 100%. Because of the short-term nature of the Limited Maturity Portfolio, its turnover rate may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated.

                               PURCHASE OF SHARES

  The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of the Fund's shares. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund is a series fund comprised of three separate Portfolios. All three Portfolios are divided into four classes of shares under the Merrill Lynch Select PricingSM System. Class A and Class D shares of the three Portfolios are sold to investors choosing the initial sales charge alternative and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Each Class A, Class B, Class C and Class D share of a Portfolio represents an identical interest in the investment portfolio of the Portfolio, has the same rights and is identical in all respects to the other classes of shares, except that Class B, Class C and Class D shares of the Portfolio bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the distribution fee is paid. Each class has different exchange privileges. See "Exchange Privilege."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  For the year ended June 30, 1996, Class A gross sales charges were $531,864, of which the Distributor received $60,672, and Merrill Lynch received $471,192. For the year ended June 30, 1995, Class A gross sales charges were $664,935, of which the Distributor received $63,348, and Merrill Lynch received $601,587. For the year ended June 30, 1994, Class A gross sales charges were $3,435,864, of which the Distributor received $343,837, and Merrill Lynch received $3,092,027. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class A shares of the Portfolios.

  For the year ended June 30, 1996, Class D gross sales charges were $271,962 of which the Distributor received $29,110 and Merrill Lynch received $242,852. For the period October 21, 1994 (commencement of operations) to June 30, 1995, Class D sales charges were $246,501 of which the Distributor received $17,470 and Merrill Lynch received $229,031. All of such sales charges were attributable to payments of initial sales charges in connection with purchases of Class D shares of the Portfolios.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designed class of the Fund on such day.

REDUCED INITIAL SALES CHARGES--CLASS A AND CLASS D SHARES

  As set forth in the Prospectus, a reduced sales charge is available for any purchase in excess of $25,000 (in the case of the Insured Portfolio and National Portfolio) and $100,000 for the Limited Maturity Portfolio of Class A or Class D shares of a Portfolio. The term "purchase" as used in the Prospectus and Statement of Additional Information in connection with investment in Class A and Class D shares of the Fund refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or fiduciary purchasing shares for a single trust or estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act of 1940, but does not include purchases by any such company which has not been in existence for at least six months or has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it will not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which investors are permitted to purchase shares of any of the three Portfolios subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of the shares of all of the Portfolios and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefits plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases of Class A and Class D shares of the Portfolios, or any other MLAM-advised mutual funds, where purchases of such shares aggregating $25,000 or more for the Insured Portfolio and National Portfolio or $100,000 or more for the Limited Maturity Portfolio are made through any dealer within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Portfolios and of other MLAM-advised mutual funds (or eligible shares) presently held, at cost or maximum offering price (whichever is higher) on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000 for the National and Insured Portfolio or $100,000 for the Limited Maturity Portfolio), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A and Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose and will be involuntarily redeemed to pay the additional sales charge, if necessary. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If during the term of such Letter a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased plus the total cost of all shares previously purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intention in any Portfolio.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

  Merrill Lynch Blueprint SM Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of a Portfolio may purchase additional Class A shares of the Portfolio through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions and trade associations. Investors placing orders to purchase Class A or Class D shares of a Portfolio through Blueprint will acquire the shares at net asset value plus a sales charge calculated in accordance with Blueprint sales charge schedule (i.e., up to $5,000 at 0.80% for Limited Maturity Portfolio, up to $5,000 at 3.5% for the Insured Portfolio or National Portfolio, and $5,000.01 or more at the standard disclosed sales charge rate in the Prospectus). However, services, including the exchange privilege, available to Class A or Class D shareholders through Blueprint may differ from those available to other investors. Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. Orders for purchases and redemptions of Class A or Class D shares of the Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co., Inc. and its subsidiaries (the term "subsidiaries," when used herein with respect to Merrill Lynch & Co., Inc., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by Merrill Lynch & Co., Inc.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund will be offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual fund and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  A purchase of $1 million or more in a single transaction by an investor, or a purchase by a TMA SM Managed Trust, of Class A and Class D Shares of the Fund's Portfolios will not be subject to an initial sales charge. Such purchases will be subject to a contingent deferred sales charge if the shares are redeemed within one year after purchase at the following rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,000 to
$3,500,000; 0.40% on purchases of $3,500,000 to $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Portfolios may be reduced to the net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

  The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or illiquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Purchases by Banks. Class A shares of the Fund's Insured Portfolio may be purchased at net asset value, without a sales charge, by banks which have invested a minimum of $25 million in such shares.

  Fee-Based Investment Programs. Certain Merrill Lynch fee-based investment programs, including pricing alternatives for securities transactions, (each referred to in this paragraph as a "Program") may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified. Termination of participation in a Program may result in the redemption of such shares or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND (637-3863).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investors.

DISTRIBUTION PLANS

  Distribution Plans. Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the distribution plans for Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Fund, as defined in the Investment

Company Act of 1940 (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and the related class of shareholders of the Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related voting securities of the relevant Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of such Portfolio and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each class of Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class of each Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund with respect to Class B or Class C shares of a Portfolio to (1) 6.25% of eligible gross sales of such shares, computed separately for each class of a Portfolio (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares of a Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares of the relevant Portfolio, and any CDSCs with respect to that class will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following tables set forth comparative information as of June 30, 1996 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of operations) to June 30, 1996 for the Class B shares of the National and Insured Portfolios, for the period November 2, 1992 (commencement of operations) to June 30, 1996 for Class B shares of the Limited Maturity Portfolio, and for the period October 21, 1994 (commencement of operations) to June 30, 1996 for the Insured, National and Limited Maturity Portfolios.

                      DATA CALCULATED AS OF JUNE 30, 1996

                               INSURED PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
CLASS B                   SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
-------                  ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
Under NASD Rule as
 Adopted................ $1,244,010  $77,750   $29,261   $107,011    $34,118      $72,893     $3,616
Under Distributor's
 Voluntary Waiver....... $1,244,010  $77,750   $ 6,220   $ 83,970    $34,118      $49,851     $3,616
CLASS C
-------
Under NASD Rule as
 Adopted................ $   17,958  $ 1,122   $    90   $  1,212    $    98      $ 1,114     $  104
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A        N/A

                                             NATIONAL PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
CLASS B                   SALES(1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
-------                  ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
Under NASD Rule as
 Adopted................ $  642,675  $40,167   $13,676   $ 53,843    $16,318      $37,525     $1,996
Under Distributor's
 Voluntary Waiver....... $  642,675  $40,167   $ 3,213   $ 43,380    $16,318      $27,062     $1,996
CLASS C
-------
Under NASD Rule as
 Adopted................ $   15,944  $   996   $    74   $  1,070    $    68      $ 1,002     $   73
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A        N/A

                          LIMITED MATURITY PORTFOLIO

                                                                                              ANNUAL
                                                                                           DISTRIBUTION
                                    ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                          ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID    NET ASSET
                          SALES(5)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(6)  BALANCE    LEVEL(4)
                         ---------- --------- ---------- -------- -------------- --------- ------------
                                                         (IN THOUSANDS)
CLASS B
-------
Under NASD Rule as
 Adopted................ $  170,973 $ 10,685   $ 2,588   $ 13,273     $1,625     $ 11,648      $142
Under Distributor's
 Voluntary Waiver....... $  170,973 $ 10,685   $   854   $ 11,539     $1,625     $  9,914      $142
CLASS C
-------
                                                       (NOT IN THOUSANDS)
Under NASD Rule as
 Adopted................ $3,360,796 $210,050   $27,819   $237,869     $6,622     $231,247      $188
Under Distributor's
 Voluntary Waiver.......        N/A      N/A       N/A        N/A        N/A          N/A       N/A

--------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.
(5) Purchase price of all eligible Class B shares sold since November 2, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and exchange privilege.
(6) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 under the Prior Plan at the 0.35% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.10% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

                             REDEMPTION OF SHARES

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio. Reference is made to "Redemption of Shares" in the Prospectus, for certain information as to the redemption and repurchase of Fund shares.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REINSTATEMENT PRIVILEGE

  Holders of Class A or Class D shares of any Portfolio who have redeemed their shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Portfolio in which they had invested at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was executed by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or Distributor.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares of the Insured Portfolio and National Portfolio redeemed within four years of purchase and Class B shares of the Limited Maturity Portfolio redeemed within one year of purchase are subject to a contingent deferred sales charge under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemptions following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares of any Portfolio as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

  For the year ended June 30, 1996, the Distributor received CDSCs of $771,851 for the National Portfolio, $1,033,602 for the Insured Portfolio, and $106,430 for the Limited Maturity Portfolio, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  For the year ended June 30, 1995, the Distributor received CDSCs of $1,036,339 for the National Portfolio, $1,840,608 for the Insured Portfolio, and $387,044 for the Limited Maturity Portfolio, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  For the year ended June 30, 1994, the Distributor received CDSCs of $718,890 for the National Portfolio, $1,469,123 for the Insured Portfolio, and $190,903 for the Limited maturity Portfolio, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  For the year ended June 30, 1996, the Distributor received CDSCs of $6,455 for the National Portfolio, $7,257 for the Insured Portfolio, and $2,130 for the Limited Maturity Portfolio, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  For the period October 21, 1994 (commencement of Class C operations) to June 30, 1995, the Distributor received CDSCs of $3,219 for the National Portfolio, $5,361 for the Insured Portfolio, and $2,661 for the Limited Maturity Portfolio, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  All of such contingent deferred sales charges were attributable to payments made in connection with redemptions of Class B and Class C shares of the Portfolios.

  Merrill Lynch Blueprint SM Program. Class B shares of all three Portfolios are offered to certain participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). Blueprint is directed to small investors and participants in certain affinity groups such as trade associations and credit unions. Class B shares are offered through Blueprint only to members of certain affinity groups. The CDSC is waived for shareholders who are members of such affinity groups at the time of placing orders to purchase Class B shares through Blueprint. However, services, including the exchange privilege, available to Class B shareholders through Blueprint may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of any of the three Portfolios may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases throughout Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning Blueprint, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated. The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Reference is made to "Dividends, Distributions and Taxes--Federal Income Taxes" in the Prospectus.

  Each Portfolio intends to qualify to pay "exempt-interest" dividends as defined in Section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code"). Under that section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), pursuant to Section 103(a) of the Code (relating to obligations of a state, territory, or a possession of the United States, or any political sub-division of any of the foregoing, or of the District of Columbia), the Portfolio will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than any capital gain distributions) paid by the Portfolio which are attributable to interest on tax-exempt obligations and designated by the Portfolio as exempt-interest dividends in a written notice mailed to the Portfolio's shareholders within sixty days after the close of its taxable year. The percentage of the total dividends paid by the Portfolio during any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders of each Portfolio receiving dividends during such year. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludible from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Portfolio.

  Dividends paid by each Portfolio from its taxable income (i.e., interest on money market securities) and distributions of net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income. If a Portfolio acquires tax-exempt obligations having market discount (generally, obligations acquired for a price less than their principal amount) after April 30, 1993, gain on the disposition or retirement of such obligations will be treated as ordinary income to the extent of accrued market discount. To the extent the Portfolio has both taxable and tax-exempt income, expenses of the Fund will be allocated between the taxable and the tax-exempt income on a proportional basis. Since the

Portfolio will not invest in the stock of domestic corporations, the dividends received deductions for corporations will not be available. The per share dividends on Class B and Class C shares of any Portfolio will be lower than the per share dividends on Class A and Class D shares of those Portfolios as a result of the account maintenance distribution and higher transfer agency fees applicable to Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Net Asset Value." The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Portfolio is not deductible to the extent attributable to exempt-interest dividends.

  As a result of trading in futures contracts, a Portfolio may realize net capital gains which, when distributed to shareholders, would be taxable in the hands of the shareholders. For example, if the Portfolios sold municipal bond index futures contracts in anticipation of a decline in the value of securities they own and that index in fact declines in value, the Portfolios would realize a capital gain upon the closing out of that futures contract. Furthermore, if a Portfolio holds such a futures contract on the last day of its taxable year, it would be deemed under the Code to have sold that futures contract at its fair market value on the last day of its taxable year and thus would realize a gain or loss. Such gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter "blended gain or loss"), notwithstanding the holding period of the futures contract. Since the futures transaction was entered into to hedge the anticipated decline in the portfolio securities of the Portfolio in question, it is likely that the gain on the futures transactions would be partly or completely offset by a corresponding decline in the value of the portfolio securities of such Portfolio. However, unless the Portfolios sell such securities so as to "realize" such losses in a manner to offset the blended gain for Federal income tax purposes, the Portfolio would have a blended gain. Such blended gain would result in taxable income to the shareholders of the Fund.

  A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement. For shares of a Portfolio acquired after October 3, 1989, if a shareholder disposes of those shares and subsequently reacquires shares of the Portfolio pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares will be reduced to the extent the sales charge paid to the Portfolio reduces any sales charge such shareholder would have been required to pay on the subsequent acquisition in the absence of the reinstatement privilege. Instead, such sales charge will be treated as an additional amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

  If a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in such fund or another fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  An exchange between funds pursuant to the Exchange Privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short- or long-term capital gain or loss may be realized. In addition, any shareholder of the Fund who exercises the Exchange Privilege and becomes a shareholder of another fund must certify to such other fund his Social Security Number or Taxpayer Identification Number and that he is not subject to the backup withholding tax if he wishes to avoid a 31% backup withholding tax on the gross proceeds paid by such other fund on redemption of shares and on dividend distributions made to him by such other fund.

  Any dividend declared by a Portfolio in October, November or December of any year and made payable to shareholders of record in such a month will be deemed to be received on December 31 of such year if actually paid during the following January. Accordingly, those dividends, to the extent taxable, will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

  Not later than sixty days after the end of each fiscal year of the Fund, the Fund will send to its shareholders the written notice required by the Code designating the amount of its dividends that constitute exempt-interest dividends, the amount of the dividends and distributions which are ordinary taxable income and the amount of distributions which are taxable to shareholders as long-term capital gains.

  Every person required to file a tax return must disclose on that return the amount of exempt-interest dividends received from a Portfolio during the taxable year. The disclosure of this amount is for information purposes only. In addition, with respect to a shareholder who receives exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt-interest dividends, be disallowed.

  Interest income with respect to certain tax-exempt bonds, known as "private activity" bonds, is a preference item for purposes of the corporate and individual alternative minimum tax. To the extent that a Portfolio invests in private activity bonds, shareholders of the Portfolio will have preference items attributable to their proportionate shares of the interest income received by the Portfolio from such bonds, thereby increasing a Shareholders' alternative minimum taxable income. In addition, a corporation must increase its alternative minimum taxable income by 75 percent of the amount by which adjusted current earnings exceed alternative minimum taxable income (without regard to this provision or the alternative net operating loss deduction). Adjusted current earnings are computed by making certain adjustments, which generally follow the rules applicable to corporations in computing earnings and profits. All tax-exempt dividends received by the corporate shareholders of a Portfolio are included in their current earnings, thus, increasing a corporate shareholders' alternative minimum taxable income.

  The Code imposes a four percent nondeductible excise tax on a regulated investment company, such as a Portfolio of the Fund, if the company does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the investment company's taxable income, with certain adjustments, for such calendar year, plus 98 percent of the company's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which a company does not meet the foregoing distribution requirements. The excise tax will not, however, generally apply to the tax-exempt income of a regulated investment company, such as a Portfolio of the Fund, that pays exempt-interest dividends. In addition, if a Portfolio has taxable income that would be subject to the excise tax, the Fund intends to distribute the income of such Portfolio so as to avoid payment of the excise tax.

  At June 30, 1996, the Fund had a net capital loss carryforward as follows:
Approximately $40,724,000 in the Insured Portfolio, of which $38,085,000 expires in 2003 and $2,639,000 expires in 2004; approximately $66,385,000 in the National Portfolio, of which $37,909,000 expires in 2003 and $28,476,000 expires in 2004; and approximately $5,891,000 in the Limited Maturity Portfolio, of which $1,036,000 expires in 1997, $2,787,000 expires in 1998, $22,000 expires in 1999, $25,000 expires in 2002 and $2,021,000 expires in
2003. These amounts will be available to offset like amounts of any future taxable gains.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The quarterly statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to the Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investors' bank account is required. Investors who maintain CMA(R) accounts may arrange to have periodic investments made in the Fund, in the CMA(R) accounts or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA Automated Investment Program. The Automatic Investment Plan is not available for Class C shares of the Limited Maturity Portfolio.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-
FUND) to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

                          SYSTEMATIC WITHDRAWAL PLANS

  A holder of Class A or Class D shares of any of the three Portfolios may elect to make systematic withdrawals of either a monthly or calendar quarterly basis as provided below. Quarterly withdrawals of such shares are available for shareholders who have acquired Class A or Class D shares having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares.

Redemptions will be made at net asset value as determined once daily by FAM immediately after the declaration of dividends as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M. New York City time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on that day, Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit for the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan Account is automatically reinvested in shares of the same class. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept additions to an Investment Account in which an election has been made to receive systematic withdrawals unless such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA (R) or CBA (R) Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

                              EXCHANGE PRIVILEGE

  Shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select
Pricing SM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of another Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the other Portfolio or second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of another Portfolio or other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, except that there is no minimum value of shares which must be exchanged by shareholders of the Insured Portfolio who exchange their shares for shares of either the National Portfolio or the Limited Maturity Portfolio and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. The exchange privilege available to participants in the Merrill Lynch Blueprint SM Program may be different from that available to other investors.

  Exchanges of Class A and Class D shares of a Portfolio outstanding ("outstanding Class A and Class D shares") for Class A or Class D shares of another Portfolio or another MLAM-advised mutual fund ("new Class A or Class D shares) are transacted on the basis of relative net asset value per Class A or Class D share respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid' will include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, dividend reinvestment Class A or Class D shares will be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A or Class D money market funds without a sales charge.

  In addition, the Fund offers to exchange Class B and Class C shares of a Portfolio outstanding ("outstanding Class B or Class C shares") for Class B or Class C shares respectively of another Portfolio or any of the other MLAM-advised mutual funds ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Portfolio exercising the exchange privilege will continue to be subject to that Portfolio's contingent deferred sales charge schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through the use of the exchange privilege. In addition, Class B shares of the Portfolio acquired through the use of the exchange privilege will be subject to that Portfolio's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund or Portfolio from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the National Portfolio for those of the Merrill Lynch Basic Value Fund, Inc. after having held the National Portfolio Class B shares for two and a half years. The 2% contingent deferred sales charge that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Merrill Lynch Basic Value Fund, Inc. and receive cash. There will be no contingent deferred sales charge due on this redemption, since by "tacking" the two and a half year holding period of National Portfolio Class B shares to the two year holding period for the Merrill Lynch Basic Value Fund, Inc. Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a Class B or Class C money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to the Class B shares, towards satisfaction of the conversion period. However, shares of a Class B money market fund which were acquired as a result of an exchange for Class B or Class C shares of a fund may, in turn, be exchanged back into Class B or Class C shares of any fund offering such shares, in which event the holding period for Class B or Class C shares of that fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the National Portfolio for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years, and two years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the National Portfolio been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional one and a half years, any subsequent redemption will not incur a CDSC.

  Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale for Federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. In addition, a shareholder exchanging shares of any of the funds may be subject to a backup withholding tax unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct and that such shareholder is not otherwise subject to backup withholding. See "Dividends, Distributions and Taxes" below.

  To exercise the Exchange Privilege, shareholders should contact their listed dealer, who will advise the Fund of the exchange, or the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the transfer agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the Exchange Privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. These funds may suspend the continuous offering of their shares to the public at any time and may thereafter resume such offering from time to time.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice. The Fund reserves the right to limit the number of times an investor may exercise the Exchange Privilege. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax equivalent yield, in advertisements or information furnished to present or prospective shareholders. Total return yield, and tax equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares, in accordance with formulas specified by the Securities and Exchange Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted
(2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculation of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is total return information for each class of shares of each Portfolio for the periods indicated.

    AVERAGE ANNUAL TOTAL RETURN (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

                          EXPRESSED AS A PERCENTAGE BASED ON              REDEEMABLE VALUE OF A HYPOTHETICAL $1,000
                           A HYPOTHETICAL $1,000 INVESTMENT                  INVESTMENT AT THE END OF THE PERIOD
                          -------------------------------------------     -----------------------------------------
                                                            LIMITED                                      LIMITED
                           NATIONAL         INSURED        MATURITY         NATIONAL       INSURED      MATURITY
                           PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
                          -----------     -----------     -----------     ------------- ------------- -------------
One Year Ended June 30,
 1996
 Class A................           2.71%           1.29%           2.71%      $1,027.10     $1,012.90 $    1,027.10
 Class B................           2.17            0.72            2.38        1,021.70      1,007.20      1,023.80
 Class C................           5.01            3.66            1.97        1,050.10      1,036.60      1,019.70
 Class D................           2.45            1.04            2.51        1,024.50      1,010.40      1,025.10
Five Years Ended June
 30, 1996
 Class A................           6.95%           6.52%           4.34%  $    1,399.30 $    1,371.40 $    1,236.40
 Class B................           7.04            6.59             --         1,405.20      1,375.80           --
Ten Years Ended June 30,
 1996
Class A.................           7.49%           7.34%           5.00%  $    2,058.70 $    2,030.40 $    1,629.40
Class B 10/21/88-
 6/30/96................           6.97            6.87             --         1,678.90      1,667.50           --
Class B 11/02/92-
 6/30/96................            --              --             3.49             --            --       1,133.70
Inception (October 21,
 1994) to June 30, 1996
 Class C................           8.31%           7.99%           3.84%  $    1,144.60 $    1,139.00 $    1,065.90
 Class D................           6.37            6.00            3.69        1,110.20      1,103.80      1,063.30

                              ANNUAL TOTAL RETURN
                  (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)

                                              LIMITED                       LIMITED
                         NATIONAL   INSURED  MATURITY  NATIONAL   INSURED  MATURITY
  YEAR ENDED JUNE 30,    PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
  -------------------    --------- --------- --------- --------- --------- ---------
1996
  (Class A).............    6.98%     5.51%    3.75%   $1,069.80 $1,055.10 $1,037.50
  (Class B).............    6.17      4.71     3.37     1,061.70  1,047.10  1,033.70
  (Class C).............    6.01      4.65     2.97     1,060.10  1,046.50  1,029.70
  (Class D).............    6.71      5.25     3.55     1,067.10  1,052.50  1,035.50
1995
  (Class A).............    7.89      8.60     4.53     1,078.90  1,086.00  1,045.30
  (Class B).............    7.28      7.91     4.14     1,072.80  1,079.10  1,041.40
  (Class C)**...........    7.97      8.83     3.52     1,079.70  1,088.30  1,035.20
  (Class D)**...........    8.37      9.24     3.73     1,083.70  1,092.40  1,037.30
1994
  (Class A).............   (0.47)    (1.08)    2.30       995.30    989.20  1,023.00
  (Class B).............   (1.39)    (1.81)    1.98       986.10    981.90  1,019.80
1993
  (Class A).............   12.19     12.41     5.28     1,121.90  1,124.10  1,052.80
  (Class B)*............   11.45     11.44     3.26     1,114.50  1,114.40  1,032.60
1992
  (Class A).............   13.09     12.11     6.93     1,130.90  1,121.10  1,069.30
  (Class B).............   12.25     11.27      --      1,122.50  1,112.70       --
1991
  (Class A).............    7.94      8.84     6.45     1,079.40  1,088.40  1,064.50
  (Class B).............    7.14      8.02      --      1,071.40  1,080.20       --
1990
  (Class A).............    5.53      5.76     6.16     1,055.30  1,057.60  1,061.60
  (Class B).............    4.74      4.98      --      1,047.40  1,049.80       --
1989
  (Class A).............   11.89     11.62     5.96     1,118.90  1,116.20  1,059.60
  (Class B) (10/21/88-
   6/30/89).............    6.48      6.88      --      1,064.80  1,068.80       --
1988....................    6.89      7.75     4.83     1,068.90  1,077.50  1,048.30
1987....................    7.99      6.94     4.99     1,079.90  1,069.40  1,049.90
1986....................   17.09     15.62     6.50     1,170.90  1,156.20  1,065.00
1985....................   22.36     22.21     8.72     1,223.60  1,222.10  1,087.20
1984....................    4.44      3.00     5.58     1,044.40  1,030.00  1,055.80
1983....................   32.66     31.60     8.59     1,326.60  1,316.00  1,085.90
1982....................    2.73      (.33)    7.96     1,027.30    996.70  1,079.60
1981....................   (2.72)   (10.27)    4.55       972.80    897.30  1,045.50
1980....................    4.21     (5.88)    5.91     1,042.10    941.20  1,059.10

--------
 * November 2, 1992 to June 30, 1993 for Limited Maturity Portfolio.
** October 21, 1994 (commencement of operations) to June 30, 1995 for Class C and Class D Shares.

                            AGGREGATE TOTAL RETURN
                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)

                                              LIMITED                       LIMITED
                         NATIONAL   INSURED  MATURITY  NATIONAL   INSURED  MATURITY
  YEAR ENDED JUNE 30,    PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO
  -------------------    --------- --------- --------- --------- --------- ---------
From Inception to June
 30, 1996**
  Class A...............  325.55%   234.77%   158.55%  $4,255.50 $3,347.70 $2,585.50
  Class B...............   67.89     66.75     13.37    1,678.90  1,667.50  1,133.70
  Class C...............   14.46     13.90      6.59    1,144.60  1,139.00  1,065.90
  Class D...............   11.02     10.38      6.33    1,110.20  1,103.80  1,063.30

--------
** Commencement of operations is November 2, 1979 for Class A shares of
   National Portfolio and shares of Limited Maturity Portfolio, October 21, 1977 for Class A shares of Insured Portfolio, and October 21, 1988 for Class B shares of National Portfolio and Insured Portfolio, and November 2, 1992 for Class B shares of Limited Maturity Portfolio. Commencement of operations is October 21, 1994 for Class C and Class D shares of each Portfolio.

  In order to reflect the reduced sales charges applicable to certain investors the performance data in advertisements distributed to investors whose purchases are subject to reduced sales load, in the case of Class A or Class D shares, or waiver of the contingent deferred sales charge in the case of the Class B and Class C shares, may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge, a lower amount of expenses is deducted.

  The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by
(b) one minus a stated tax rate and adding the result to that part, if any, of the Fund's yield that is not tax-exempt.

  The following table sets forth the yield for the 30-day period ending June 30, 1996 for each class of each Portfolio.

                              FOR THE PERIOD ENDING JUNE 30, 1996
                ---------------------------------------------------------------
                                             YIELD
                ---------------------------------------------------------------
                INSURED PORTFOLIO NATIONAL PORTFOLIO LIMITED MATURITY PORTFOLIO
                ----------------- ------------------ --------------------------
Class A........       4.94%              5.44%                  3.86%
Class B........       4.39               4.91                   3.54
Class C........       4.34               4.87                   3.53
Class D........       4.70               5.20                   3.80

  The tax equivalent yield for the same period (based on a tax rate of 28%) was:

                INSURED PORTFOLIO NATIONAL PORTFOLIO LIMITED MATURITY PORTFOLIO
                ----------------- ------------------ --------------------------
Class A........       6.86%              7.56%                  5.36%
Class B........       6.10               6.82                   4.92
Class C........       6.03               6.76                   4.90
Class D........       6.53               7.22                   5.28

  Total return, yield and tax equivalent yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Each Portfolio's total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the Portfolio, the Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                             ADDITIONAL INFORMATION

DESCRIPTION OF TEMPORARY INVESTMENTS

  The short-term money market securities in which the Portfolios may invest as temporary investments consist of United States Government securities, United States Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. The money market securities must have a stated maturity not in excess of one year from the date of purchase. U.S. Government securities consist of various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government agency securities consist of debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Fund has established the following standards with respect to money market securities in which the Portfolios invest. Commercial paper investments at the time of purchase must be rated "A" by Standard & Poor's Ratings Group or "Prime" by Moody's Investors Service, Inc. or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard & Poor's or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least "A" by Standard & Poor's or by Moody's. The Portfolios may not invest in any securities issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation.

INSURANCE ON PORTFOLIO SECURITIES

  Set forth below is further information with respect to the Mutual Fund Insurance Policies (the "Policies") which the Fund has obtained from AMBAC Indemnity Corporation ("AMBAC"), Municipal Bond Investors Assurance Corporation ("MBIA") and Financial Security Assurance Inc. ("FSA"), with respect to Insured Municipal Bonds held by the Insured Portfolio (see "Investment Policies of the Portfolios--Insured Portfolio" in the Prospectus). During the fiscal year ended June 30, 1996, the premium for the policies aggregated $24,156 or approximately 0.00001% of the average net assets of the Insured Portfolio.

  In determining eligibility for insurance, AMBAC, MBIA and FSA have applied their own standards, which correspond generally to the standards they normally use in establishing the insurability of new issues of Municipal Bonds and which are not necessarily the criteria which would be used in regard to the purchase of Municipal Bonds by the Insured Portfolio. The Policies do not insure (i) municipal securities ineligible for insurance, or (ii) municipal securities which are no longer owned by the Insured Portfolio. In addition, the AMBAC policy does not insure municipal obligations which were insured as to the payment of principal and interest at the time of their issuance by AMBAC.

  The Policies do not guarantee the market value of the Insured Municipal Bonds or the value of the shares of the Insured Portfolio. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims paying ability of any such insurer deteriorates, neither AMBAC nor MBIA nor FSA has any obligation to insure any issue held by the Insured Portfolio which is adversely affected by either of the above described events. The AMBAC policy provides for an annual policy period, which is renewable by the Fund for successive annual periods for so long as the Fund is in compliance with the terms of the AMBAC policy. In addition to the payment of premiums, the Policies require that the Insured Portfolio notify AMBAC and MBIA as to all Municipal Bonds in the Insured Portfolio and permit AMBAC and MBIA to audit records. The insurance premiums are payable monthly by the Insured Portfolio in accordance with a premium schedule which was furnished by AMBAC, MBIA and FSA at the time the Policies were issued. Premiums are based upon the amounts covered and the composition of the portfolio. AMBAC has reserved the right to change the premium schedule for any renewal policy period as to any municipal securities purchased by the Insured Portfolio during such renewal period. The FSA policy and the MBIA policy both provide that the premium rate for subsequent purchases by the Insured Portfolio of the same obligations will be determined by FSA or MBIA as of the date of such purchases.

  AMBAC has received a letter ruling from the Internal Revenue Service, which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid by AMBAC to municipal bond funds substantially similar to the Insured Portfolio, under policy provisions substantially identical to the policy described herein, will be excludable from federal gross income under Section 103(a) of the Internal Revenue Code.

  AMBAC insures the portfolio of the Insured Portfolio and the prompt payment of the interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and units trusts. As of June 30, 1996, the admitted assets of AMBAC were approximately $2,505.3 million (unaudited) with a qualified capital of approximately $1,384.3 million (unaudited). Qualified capital consists of the statutory contingency reserve and policyholders' surplus of the insurance company.

  FSA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1996, the total admitted assets (unaudited) of FSA were approximately $1,177.0 million with a total capital and surplus (unaudited) of approximately $661.7 million as reported to the Insurance Department of the State of New York.

  MBIA insures the prompt payment of interest and principal of new issues of Municipal Bonds and Municipal Bond portfolios of individuals, banks, trust companies, corporations, insurance companies and unit trusts. As of June 30, 1996, the total admitted assets of MBIA were approximately $4,160.2 million (unaudited) with total capital and surplus of approximately $2,180.1 million (unaudited).

  AMBAC has entered into reinsurance agreements with a number of unaffiliated reinsurers, relating to the municipal bond insurance programs of AMBAC including the insurance obtained by the Fund for the portfolio of the Insured Portfolio.

  The contracts of insurance relating to the Insured Portfolio and the negotiations in respect thereof represent the only significant relationship between AMBAC, MBIA and FSA and the Fund. Otherwise neither AMBAC or any associate thereof, nor MBIA or any associate thereof, nor FSA or any associate thereof has any material business relationship, direct or indirect, with the Fund.

  AMBAC, MBIA and FSA are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is not a guarantee that any of AMBAC, MBIA or FSA will be able to perform on its contractual insurance in the event a claim should be made thereunder at some time in the future.

  The information relating to AMBAC, MBIA and FSA set forth above, including the financial information, has been furnished by such corporations. Financial information with respect to AMBAC, MBIA and FSA appears in reports filed by AMBAC, MBIA and FSA with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information with respect to AMBAC, MBIA or FSA or as to the absence of material adverse changes in such information subsequent to the date thereof.

DESCRIPTION OF FINANCIAL FUTURES CONTRACTS

  Futures Contracts. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement based upon the value of an instrument or an index of values, at a specified future time for a specified price. Although the terms of a contract call for actual delivery of the underlying financial instrument, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery taking place. The Fund intends to close out its futures contracts prior to the delivery date of such contracts.

  The Insured Portfolio, the National Portfolio and the Limited Maturity Portfolio (collectively, the "Portfolios") may sell futures contracts in anticipation of a decline in value of their investments in Municipal Bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund's futures commission merchant ("FCM") and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short position in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

  The sale of financial futures contracts provides an alternative means of hedging a Portfolio against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Portfolio's positions in the futures contracts are expected to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolios' fixed income investments which are being hedged. While the Portfolios will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolios to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturity of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolios. Employing futures as a hedge may also permit the Portfolios to assume a hedging posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

  The Portfolios engage in the purchase and sale of future contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.

  The municipal bond index underlying the futures contracts traded by the Portfolios is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the Index, as evaluated by four dealer-to-dealers brokers.

  The Portfolios may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract generally fluctuates with movements in interest rates.

  The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT and the Chicago Mercantile Exchange, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.

  The Portfolios may also purchase financial futures contracts when they are not fully invested in municipal bonds in anticipation of an increase in the cost of securities they intend to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolios will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolios will be subject to certain restrictions, described below.

  Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, for a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The option is purchased for a nonrefundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party the appropriate position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.

  The Portfolios may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, a Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the cost of securities to be acquired, a Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolios generally will sell options on futures contracts only to close out an existing position.

  The Portfolios will not engage in transactions in such instruments unless and until the Investment Adviser determines that market conditions and the circumstances of the Portfolios warrant such trading. To the extent the Portfolios engage in the purchase and sale of futures contracts or options thereon, they will do so only at a level which is reflective of the Investment Adviser's view of the hedging needs of the Portfolios, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolios.

  Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolios' being deemed to be "commodity pools," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that a notice of eligibility be filed and that all futures and option positions entered into by the Portfolios qualify as bona fide hedge transactions, as defined under CFTC regulations, or that any nonqualifying positions be limited so that the sum of the amount of initial margin deposits and premiums paid on such positions would not exceed 5% of the market value of the respective Portfolio's net assets.

  When either Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents or commercial paper or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  Risk Factors in Transactions in Futures Contracts and Options Thereon. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolios. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolios. As a result, the Portfolios' ability effectively to hedge all or a portion of the value of their municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts traded, correlate with price movements of the Municipal Bonds held by the Portfolios.

  For example, where prices of securities in the Portfolios do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolios' investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolios' investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Adviser determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Portfolios may be greater.

  The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be affected due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.

  Prior to exercise or expiration, and absent delivery, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction on the relevant contract market. A Portfolio will enter into a futures or option position only if there appears to be a liquid market therefor, although there can be no assurance that such a liquid market will exist for any particular contract at any specific time. Thus, it may not be economically practicable, or otherwise possible, to close out a position once it has been established. Under such circumstances, a portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

  When a Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, a Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

  "Position Limits" are generally imposed on the maximum number of contracts which any person may hold or control at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that position limits will have any adverse impact on the portfolio strategies for hedging a Portfolio's investments.

  Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or the relevant exchange or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover margin or other payments due.

  In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging such that a change in the price of a futures contract could result in substantial gains or losses. The potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame also involves the risk of loss in the event such forecasts are inaccurate.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A , Class B, Class C and Class D shares of the Insured, National and Limited Maturity, based on the value of each Portfolio's net asset and the number of shares outstanding as of June 30, 1996, is calculated as set forth below.

INSURED PORTFOLIO:

                               CLASS A       CLASS B      CLASS C     CLASS D
                            -------------- ------------ ----------- -----------
Net Assets................  $1,572,834,522 $723,089,463 $18,936,443 $51,772,492
                            ============== ============ =========== ===========
Number of Shares Outstand-
 ing......................     198,801,419   91,463,092   2,394,049   6,544,245
                            ============== ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares out-
 standing)................  $         7.91 $       7.91 $      7.91 $      7.91
Sales Charge (Class A and
 Class D shares: 4.00% of
 offering price (4.17% of
 net asset value per
 share))*.................             .33           **          **         .33
                            -------------- ------------ ----------- -----------
Offering Price............  $         8.24 $       7.91 $      7.91 $      8.24
                            ============== ============ =========== ===========

NATIONAL PORTFOLIO:
                               CLASS A       CLASS B      CLASS C     CLASS D
                            -------------- ------------ ----------- -----------
Net Assets................  $  983,550,131 $399,340,242 $13,291,171 $43,884,141
                            ============== ============ =========== ===========
Number of Shares Outstand-
 ing......................      97,261,338   39,501,944   1,314,145   4,337,089
                            ============== ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares out-
 standing)................  $        10.11 $      10.11 $     10.11 $     10.12
Sales Charge (Class A and
 Class D shares: 4.00% of
 offering price (4.17% of
 net asset value per
 share))*.................             .42           **          **         .42
                            -------------- ------------ ----------- -----------
Offering Price............  $        10.53 $      10.11 $     10.11 $     10.54
                            ============== ============ =========== ===========

LIMITED MATURITY PORTFOLIO:
                               CLASS A       CLASS B      CLASS C     CLASS D
                            -------------- ------------ ----------- -----------
Net Assets................  $  417,097,299 $ 71,074,729     $94,043 $15,885,543
                            ============== ============ =========== ===========
Number of Shares Outstand-
 ing......................      42,089,848    7,170,644       9,519   1,602,198
                            ============== ============ =========== ===========
Net Asset Value Per Share
 (net assets divided by
 number of shares
 outstanding).............  $         9.91 $       9.91 $      9.88 $      9.91
Sales Charge (Class A and
 Class D shares: 1.00% of
 offering price (1.01% of
 the net asset value per
 share))*.................             .41           **          **         .41
                            -------------- ------------ ----------- -----------
Offering Price............  $        10.32 $       9.91 $      9.88 $     10.32
                            ============== ============ =========== ===========

--------
 *Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within one year of purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares" in the Prospectus and "Redemption of Shares-- Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Insured, National and Limited Maturity Portfolios of Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 15, 1996

                      [This page intentionally left blank]

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                 Municipal Bonds                                                                           Insured Portfolio

                 S&P      Moody's    Face                                                                            Value
STATE            Ratings  Ratings   Amount    Issue                                                                (Note 1a)
Alabama--0.4%    AAA      Aaa      $ 1,625    Alabama Water Pollution Control Authority, Revolving Fund
                                              Loan, Series A, 6.75% due 8/15/2017 (b)                             $    1,740
                 AAA      Aaa        1,250    Mobile, Alabama, GO, Refunding and Capital Improvement
                                              Bonds, 10.875% due 11/01/2007 (c)                                        1,696
                 AAA      Aaa        6,000    Montgomery, Alabama, Special Care Facilities Financing
                                              Authority Revenue Bonds (Baptist Medical Center), Series A,
                                              5.75% due 1/01/2022 (h)                                                  5,843


Alaska--0.7%                                  Kenai Peninsula Borough, Alaska, GO (b):
                 AAA      Aaa        6,450       8.40% due 1/01/2000                                                   7,209
                 AAA      Aaa        8,460       8.40% due 1/01/2001                                                   9,677


Arizona--2.1%    AAA      Aaa        6,750    Arizona State Municipal Financing Program, COP, Series 34,
                                              7.25% due 8/01/2009 (g)                                                  7,891
                 AAA      Aaa        3,800    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                              (Saint Joseph's Care Center Project), Series A, 7.75% due
                                              7/01/2020 (e)                                                            4,216
                 AAA      Aaa        4,000    Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                              Refunding Bonds (Samaritan Health Services), Series A,
                                              7% due 12/01/2013 (e)                                                    4,382
                 AAA      Aaa        7,000    Maricopa County, Arizona, Unified School District No.097
                                              (Deer Valley Project), UT, 1986 Series E, 10% due 7/01/2000 (h)          8,352
                                              Mesa, Arizona, IDA, Health Care Facilities Revenue Bonds
                                              (Western Health Network)(g):
                 AAA      Aaa       10,000       Refunding, Series A-2, 7.625% due 1/01/2013                          10,806
                 AAA      Aaa        7,340       Series A-1, 7.625% due 1/01/2019                                      7,937
                 AAA      Aaa        5,000    Pima County, Arizona, Unified School District No. 1
                                              (Tucson), UT, Series C, 6.875% due 7/01/2001 (a)(e)                      5,513


California--3.0%                              California Health Facilities Financing Authority Revenue
                                              Refunding Bonds (Catholic West), VRDN (e)(f):
                 A1+      VMIG1++    5,600       Series B, 3% due 7/01/2005                                            5,600
                 A1+      VMIG1++    7,200       Series D, 3% due 7/01/2018                                            7,200
                 AAA      Aaa       10,000    East Bay, California, Municipal Utility District, Water
                                              System Revenue Bonds, Sub-Series, 6.375% due 12/01/2001 (a)(b)          10,984
                 AAA      Aaa       12,200    Los Angeles County, California, Metropolitan Transportation
                                              Authority, Sales Tax Revenue Refunding Bonds (Property A--Second
                                              Tier), 6% due 7/01/2026 (e)                                             12,231
                 AAA      Aaa        4,700    Los Angeles County, California, Transport Commission,
                                              Sales Tax Revenue Bonds, Series A, 6.75% due 7/01/2001 (a)(h)            5,216
                 AAA      Aaa        8,800    Northern California Power Agency, Multiple Capital Facilities
                                              Revenue Bonds, RIB, 9.129% due 9/02/2025 (d)(e)                          9,526
                 AAA      Aaa        6,000    Oakland, California, Redevelopment Agency, Refunding,
                                              INFLOS, 8.118% due 9/01/2019 (d)(e)                                      5,873
                 AAA      VMIG1++   11,000    Southern California Public Power Authority, Transmission
                                              Project Revenue Refunding Bonds, Series A, 5% due 7/01/2022 (e)          9,613
                 AAA      Aaa        5,000    University of California Revenue Bonds (Multiple Purpose
                                              Projects), Series D, 6.375% due 9/01/2024 (e)                            5,155


Colorado--1.2%   A1+      VMIG1++   13,980    Colorado Health Facilities Authority Revenue Bonds (North
                                              Colorado Medical Center), VRDN, 3.25% due 5/15/2020 (e)(f)              13,980
                 AAA      Aaa       10,000    Denver, Colorado, City and County Apartments, Revenue Bonds,
                                              Series A, 5.70% due 11/15/2025                                           9,776
                 AAA      Aaa        4,000    La Plata County, Colorado, Revenue Bonds (School District
                                              Number 9 & R. Durango), UT, 6.60% due 11/01/2017 (h)                     4,250


Connecticut--    AAA      Aaa        6,870    Connecticut State Health and Educational Facilities Authority
0.3%                                          Revenue Bonds (Lawrence and Memorial Hospitals), Series C, 6.25%
                                              due 7/01/2002 (a)(e)                                                     7,473


Delaware--0.5%   AAA      Aaa        6,000    Delaware State EDA, PCR, Refunding (Delmarva Power and Light
                                              Company), Series B, 7.30% due 3/01/2014 (e)                              6,564
                 AAA      Aaa        3,750    Delaware State Health Facilities Authority, Crossover
                                              Refunding (Medical Center of Delaware), 7% due 10/01/2015 (e)            4,040


Florida--7.5%    AAA      Aaa        4,000    Dade County, Florida, School District, UT, 6.125% due
                                              8/01/2001 (a)(h)                                                         4,255
                 A1+      VMIG1++   28,800    Dade County, Florida, Water and Sewer System Revenue
                                              Bonds, VRDN, 3.30% due 10/05/2022 (f)(h)                                28,800

                 AAA      Aaa        5,000    Florida State Division, Bond Finance Department, General
                                              Services Revenue Bonds (Department of Natural Resource
                                              Preservation), Series 2000-A, 6.75% due 7/01/2013 (b)                    5,365
                                              Florida State Municipal Power Agency Revenue Bonds (All
                                              Requirements Power Supply Project)(a)(b):
                 AAA      Aaa        9,250       6.25% due 10/01/2002                                                 10,120
                 AAA      Aaa        2,340       Refunding, 6.25% due 10/01/2001                                       2,544
                 AAA      Aaa        3,030    Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                              Series A, 6.35% due 7/01/2002 (a)(h)                                     3,300
                 AAA      Aaa        5,950    Hollywood, Florida, Water and Sewer Revenue Bonds, 6.875%
                                              due 10/01/2001 (a)(h)                                                    6,639
                                              Jacksonville, Florida, Health Facilities Authority, Hospital
                                              Revenue Refunding and Improvement Bonds (Baptist Medical
                                              Center Project):
                 AAA      Aaa          500       11.50% due 10/01/2012 (c)                                               805
                 AAA      Aaa       26,500       Series A, 7.30% due 6/01/2019 (e)                                    28,695
                 AAA      Aaa        8,750    Jacksonville, Florida, Port Authority Revenue Bonds, AMT,
                                              7.875% due 11/01/2018 (g)                                                9,030
                 AAA      Aaa       10,000    Lee County, Florida, Hospital Board of Directors, Hospital
                                              Revenue Bonds, INFLOS, 9.241% due 4/01/2020 (d)(e)                      10,750
                 AAA      Aaa       16,700    Martin County, Florida, PCR, Refunding (Florida Power and
                                              Light Company Project), 7.30% due 7/01/2020 (e)                         18,296
                 AAA      Aaa       11,525    Orange County, Florida, Health Facilities Authority,
                                              Revenue Refunding Bonds (Pooled Hospital Loan), Series B,
                                              7.875% due 12/01/2025 (g)                                               12,073
                 AAA      Aaa        3,950    Orange County, Florida, HFA, Mortgage Revenue Refunding
                                              Bonds, Series A, 7.60% due 1/01/2024 (h)(j)                              4,180
                                              Orlando and Orange County, Florida, Expressway Authority,
                                              Revenue Refunding Bonds, Junior-Lien, Series A (h):
                 AAA      Aaa        3,960       5% due 7/01/2017                                                      3,547
                 AAA      Aaa       10,455       5.125% due 7/01/2020                                                  9,409
                 AAA      Aaa       12,500    Reedy Creek, Florida, Improvement District, Florida Utilities
                                              Revenue Refunding Bonds, Series 1, 5% due 10/01/2019 (e)                11,071
                 AAA      Aaa        2,850    South Broward, Florida, Hospital District Revenue Bonds, RIB,
                                              Series C, 9.29% due 5/01/2001 (a)(b)(d)                                  3,367
                 AAA      Aaa        2,000    Tampa, Florida, Water and Sewer Revenue Refunding Bonds,
                                              Sub-Lien, Series A, 7.25% due 10/01/2016 (b)                             2,131
                 AAA      Aaa        2,240    West Coast Regional Water Supply Authority, Florida, Capital
                                              Improvement Revenue Bonds (Hillsborough County Project),
                                              10.40% due 10/01/2010 (a)(b)                                             3,154


Georgia--4.3%    A1+      VMIG1++    6,200    Burke County, Georgia, Development Authority, PCR (Oglethorpe
                                              Power Corporation), VRDN, Series A, 3.30% due 1/01/2016 (f)(h)           6,200
                 AAA      Aaa       10,500    Chatam County, Georgia, School District, UT, 6.75%
                                              due 8/01/2003 (a)(e)                                                    11,773
                                              Georgia Municipal Electric Authority, Power Revenue Bonds:
                 AAA      Aaa       12,100       Refunding, Series Z, 5.50% due 1/01/2012 (h)                         12,013
                 AAA      Aaa        7,400       Refunding, Series Z, 5.50% due 1/01/2012 (i)                          7,347
                 AAA      Aaa       11,545       Refunding, Series Z, 5.50% due 1/01/2020 (h)                         11,089
                 AAA      Aaa       20,000       Series EE, 7% due 1/01/2025 (b)                                      23,296
                 A1+      VMIG1++   17,400    Glynn-Brunswick Memorial Hospital Authority, Georgia,
                                              Anticipation Certificates, Revenue Refunding Bonds (Southeast
                                              Georgia Project), VRDN, 3.30% due 8/01/2016 (e)(f)                      17,400
                 AAA      Aaa        3,990    Metropolitan Atlanta, Rapid Transit Authority, Georgia, Sales
                                              Tax Revenue Refunding Bonds, Second Indenture Series,
                                              Series A, 5.125% due 7/01/2019 (b)                                       3,641
                 AAA      Aaa        9,000    Municipal Electric Authority, Georgia, Special Obligation
                                              Bonds (Fifth Crossover Series, Project One), 6.40% due 1/01/2013 (b)     9,729

Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal
Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

ACES SM      Adjustable Convertible Extendible Securities
AMT          Alternative Minimum Tax (Subject to)
BAN          Bond Anticipation Notes
COP          Certificates of Participation
DATES        Daily Adjustable Tax-Exempt Securities
EDA          Economic Development Authority
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
INFLOS       Inverse Floating Rate Municipal Bonds
LEVRRS       Leveraged Reverse Rate Securities
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
S/F          Single-Family
UPDATES      Unit Priced Demand Adjustable
             Tax-Exempt Securities
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                 Municipal Bonds                                                                          Insured Portfolio

                 S&P      Moody's    Face                                                                            Value
STATE            Ratings  Ratings   Amount    Issue                                                                (Note 1a)
Hawaii--3.2%                                  Hawaii State Airports System Revenue Bonds:
                 AAA      Aaa      $21,795       AMT, 7.30% due 7/01/2020 (b)                                     $   23,679
                 AAA      Aaa       23,200       AMT, Second Series, 7.50% due 7/01/2020 (h)                          25,371
                 AAA      Aaa       10,000       Refunding, Series 1993, 6.45% due 7/01/2013 (e)                      10,566
                                              Hawaii State Department of Budget and Finance, Special
                                              Purpose Mortgage Revenue Bonds (Hawaiian Electric Company,
                                              Inc. Project), AMT (e):
                 AAA      Aaa        4,340       7.625% due 12/01/2018                                                 4,730
                 AAA      Aaa        5,000       Series C, 7.375% due 12/01/2020                                       5,471
                 AAA      Aaa        4,500    Hawaii State Harbor, Capital Improvement Revenue Bonds,
                                              AMT, 7% due 7/01/2017 (e)                                                4,814


Illinois--7.0%   AAA      Aaa       11,000    Chicago, Illinois, GO, Series A-1, 5.125% due 1/01/2025 (b)              9,734
                                              Chicago, Illinois, Public Building Commission Revenue Bonds (c):
                 AAA      Aaa       25,000       (Community College District No. 508), Series B, 8.75%
                                                 due 1/01/2007 (g)                                                    26,548
                 AAA      Aaa       25,000       Series A, 7.125% due 1/01/2015 (e)                                   26,794
                 AAA      Aaa        6,000    Chicago, Illinois, Refunding, Series B, 5.125% due 1/01/2025 (h)         5,309
                 AAA      Aaa       19,000    Chicago, Illinois, Wastewater Transmission Revenue
                                              Refunding Bonds, 5.125% due 1/01/2025 (h)                               16,790
                                              Chicago, Illinois, Water Revenue Bonds (h):
                 AAA      Aaa        3,000       5% due 11/01/2015                                                     2,684
                 AAA      Aaa        3,000       5% due 11/01/2020                                                     2,625
                 AAA      Aaa       10,000       5% due 11/01/2025                                                     8,651
                                              Illinois Health Facilities Authority Revenue Bonds:
                 AAA      Aaa        3,250       (Elmhurst Memorial Hospital), 6.625% due 1/01/2022 (h)                3,399
                 AAA      Aaa        2,000       (Methodist Health Project), RIB, 9.821% due 5/01/2021 (b)(d)          2,223
                 AAA      Aaa       10,000       (Rush Presbyterian-Saint Luke's Medical Center),
                                                 INFLOS, 9.585% due 10/01/2024 (d)(e)                                 11,050
                 AAA      Aaa        6,600    Metropolitan Pier and Exposition Authority, Illinois,
                                              Dedicated State Tax Revenue Bonds (McCormick Place Expansion
                                              Project), Series A, 6.50% due 6/15/2027 (b)                              6,905
                                              Regional Transportation Authority, Illinois:
                 AAA      Aaa       38,025       Refunding, 5.60% due 6/01/2025 (e)                                   35,847
                 AAA      Aaa        6,000       Series A, 6.25% due 6/01/2024 (b)                                     6,066


Indiana--2.0%    AAA      Aaa        2,470    Indiana State Employment Development Commission,
                                              Environmental Revenue Bonds (Public Service Company of
                                              Indiana, Inc.), AMT, 7.50% due 3/15/2015 (e)                             2,681
                 AAA      Aaa        4,000    Indiana State Municipal Power Agency, Power Supply
                                              System Revenue Bonds, Series A, 6.125% due 1/01/2019 (e)                 4,044
                 AAA      Aaa        4,040    Indianapolis, Indiana, Local Public Improvement Bond
                                              Bank, Series A, 7.90% due 2/01/2002 (a)(g)                               4,639
                 AAA      Aaa        4,340    Jasper County, Indiana, PCR, Refunding (Northern Indiana
                                              Public Service), 7.10% due 7/01/2017 (e)                                 4,718
                                              Rockport, Indiana, PCR, Refunding:
                 A1       Aaa        4,600       (AEP Generating Company Project), VRDN, Series A,
                                                 3.60% due 7/01/2025 (b)(f)                                            4,600
                 A1       Aaa        3,000       (AEP Generating Company Project), VRDN, Series B,
                                                 3.65% due 7/01/2025 (b)(f)                                            3,000
                 AAA      Aaa        3,550       (Indiana--Michigan Power Company Project), Series B,
                                                 7.60% due 3/01/2016 (h)                                               3,976
                 A1       Aaa       19,100       (Indiana--Michigan Power Company Project), VRDN, Series B,
                                                 3.25% due 6/01/2025 (b)(f)                                           19,100


Iowa--0.2%       AAA      Aaa        5,000    Des Moines, Iowa, Parking Facilities Revenue Bonds,
                                              Series A, 7.25% due 7/01/2015 (h)                                        5,420


Kentucky--0.7%   AAA      Aaa       11,470    Kentucky Development Finance Authority, Hospital Revenue
                                              Refunding and Improvement Bonds (Saint Elizabeth Medical
                                              Center), Series A, 9% due 11/01/2000 (h)                                13,376
                 AAA      Aaa        3,050    Kentucky State Property and Buildings Commission Revenue
                                              Bonds, Project No. 50, 6% due 2/01/2001 (a)(e)                           3,208

Maryland--0.5%   AAA      Aaa        3,000    Baltimore, Maryland, Revenue Refunding Bonds (Kidder Maryland
                                              Water Projects), Series A, 5.65% due 7/01/2020 (e)                       2,904
                                              Maryland State Health and Higher Educational Facilities Authority
                                              Revenue Bonds (University of Maryland Medical Systems)(h):

                 AAA      Aaa        2,250       Series A, 7% due 7/01/2001 (a)                                        2,507
                 AAA      Aaa        4,400       Series B, 7% due 7/01/2022                                            5,144

Massachusetts--  AAA      Aaa       13,000    Massachusetts Bay Transportation Authority, COP,
5.2%                                          Series A, 7.65% due 8/01/2000 (a)(i)                                    14,648
                 AAA      Aaa       10,000    Massachusetts Bay Transportation Authority (Massachusetts
                                              General Transportation), Series B, 5.375% due 3/01/2025 (b)              9,303
                 AAA      Aaa        4,780    Massachusetts Educational Loan Authority, Education Loan
                                              Revenue Bonds, AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)           5,106
                 AAA      Aaa        3,250    Massachusetts Port Authority Revenue Bonds, 13% due 7/01/2013 (c)        5,323
                                              Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds:
                 AAA      Aaa       10,000       (Beth Israel), INFLOS, 8.319% due 7/01/2025 (b)(d)                    9,700
                 A1       VMIG1++    1,695       (Capital Asset Program), VRDN, Series B, 3.35%
                                                 due 7/01/2005 (e)(f)                                                  1,695
                 SP1+     VMIG1++   43,000       (Capital Asset Program), VRDN, Series D, 3.60%
                                                 due 1/01/2035 (e)(f)                                                 43,000
                 AAA      Aaa        3,100       (Saint Elizabeth's Hospital), LEVRRS, Series E, 9.88%
                                                 due 8/12/2021 (d)(i)                                                  3,410
                 AAA      Aaa       19,755    Massachusetts State HFA, Housing Revenue Refunding Bonds
                                              (Insured Rental), AMT, Series A, 6.75% due 7/01/2028 (b)                20,334
                 AAA      Aaa        5,500    Massachusetts State Industrial Finance Agency Revenue Bonds
                                              (Brandeis University), Series C, 6.80% due 10/01/2019 (e)                5,824
                 AAA      Aaa        5,850    Massachusetts State Turnpike Authority, Turnpike Revenue
                                              Refunding Bonds, Series A, 5.125% due 1/01/2023 (h)                      5,217

Michigan--3.3%   AAA      Aaa        5,500    Chippewa Valley, Michigan Schools (School Building and
                                              Sites), UT, 6.375% due 5/01/2001 (a)(h)                                  5,943
                 AAA      Aaa        3,350    Detroit, Michigan, City School District UT, 7.10% due
                                              5/01/2001 (a)(e)                                                         3,737
                 AAA      Aaa       10,900    Detroit, Michigan, Water Supply System Revenue Bonds,
                                              INFLOS, 8.821% due 7/01/2002 (a)(d)(h)                                  12,753
                 AAA      Aaa        5,000    Kent Hospital Finance Authority, Michigan, Healthcare
                                              Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                              due 1/15/2026 (e)                                                        4,742
                 AAA      Aaa       10,000    Michigan State Strategic Fund, Limited Obligation Revenue
                                              Refunding Bonds (Detroit Edison Co.), Series AA, 6.40%
                                              due 9/01/2025 (e)                                                       10,404
                                              Monroe County, Michigan, PCR (Detroit Edison Company
                                              Project), AMT:
                 AAA      Aaa       16,500       (Monroe and Fermi Plants), Series 1, 7.65% due 9/01/2020 (h)         18,160
                 AAA      Aaa        9,745       Series I-B, 7.50% due 9/01/2019 (b)                                  10,671
                                              Oxford, Michigan, Area Community School District
                                              (Building and Site), UT (h):
                 AAA      Aaa        6,300       5.50% due 5/01/2021                                                   6,005
                 AAA      Aaa        5,000       5.40% due 5/01/2025                                                   4,662
                 AAA      Aaa        1,000    Riverview, Michigan, Community School District Building,
                                              UT, 6.55% due 5/01/2002 (a)(h)                                           1,097

Mississippi--    AAA      Aaa        1,320    Harrison County, Mississippi, Wastewater Management District,
0.1%                                          Revenue Refunding Bonds (Wastewater Treatment Facilities),
                                              Series A, 8.50% due 2/01/2013 (h)                                        1,728

Missouri--0.3%   AAA      Aaa        4,000    Kansas City, Missouri, Municipal Assistance Corporation
                                              Revenue Bonds (Leasehold Improvement--H-Roe Bartle),
                                              Series B, 6% due 4/15/2001 (a)(b)                                        4,215
                 AAA      Aaa        3,500    Sikeston, Missouri, Electric Revenue Refunding Bonds,
                                              6.25% due 6/01/2002 (a)(e)                                               3,804

Nebraska--0.4%   AAA      Aaa        9,000    Nebraska Public Power District Revenue Refunding Bonds,
                                              6.125% due 1/01/2015 (e)                                                 9,188

Nevada--2.2%     AAA      Aaa        5,000    Washoe County, Nevada, Airport Authority, Airport System
                                              Improvement Revenue Bonds, Series A, 5.70% due 7/01/2026 (e)             4,867
                 AAA      Aaa       45,000    Washoe County, Nevada, Water Facility Revenue Bonds
                                              (Sierra Pacific Power), AMT, 6.65% due 6/01/2017 (e)                    47,277

New Jersey--5.5% AAA      Aaa        3,350    Cape May County, New Jersey, Industrial Pollution Control
                                              Financing Authority, Revenue Refunding Bonds (Atlantic City
                                              Electric Company), Series A, 6.80% due 3/01/2021 (e)                     3,820
                 AAA      Aaa       14,000    Delaware River Port Authority of Pennsylvania and New Jersey,
                                              Revenue Bonds, Series 1995, 5.50% due 1/01/2026 (h)                     13,353
                 AAA      Aaa        2,000    Hoboken, Union City, and Weehawken, New Jersey, Sewage Authority,
                                              Sewer Revenue Bonds, 7.25% due 8/01/1999 (a)(e)                          2,191
                 AAA      Aaa       28,750    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                              (NUI Corp.), Series A, 6.35% due 10/01/2022 (b)                         29,889
                 A1+      VMIG1++   10,000    New Jersey Sports and Exposition Authority (State Contract),
                                              VRDN, Series C, 3.10% due 9/01/2024 (e)(f)                              10,000
                 AAA      Aaa        5,165    New Jersey State Educational Facilities Authority Revenue
                                              Bonds (New Jersey Institute of Technology), Series D, 6.25%
                                              due 7/01/2001 (a)(b)                                                     5,543

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 Municipal Bonds                                                                           Insured Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
New Jersey                                    New Jersey State Housing and Mortgage Finance Agency, Home
(concluded)                                   Buyer Revenue Bonds, AMT (e):
                 AAA      Aaa      $ 5,640       Series B, 7.90% 10/01/2022                                        $   5,909
                 AAA      Aaa       10,390       Series D, 7.70% due 10/01/2029                                       10,798
                 AAA      Aaa       23,890       Series M, 7% due 10/01/2026                                          24,887
                 AAA      VMIG1++   23,400    New Jersey State Turnpike Authority, Turnpike Revenue
                                              Refunding Bonds, VRDN, Series D, 3% due 1/01/2018 (f)(h)                23,400

New York--5.3%   AAA      Aaa        9,650    Metropolitan Transportation Authority, New York, Service
                                              Contract, Refunding (Transportation Facilities), Series L,
                                              7.50% due 7/01/2017 (b)                                                 10,361
                 AAA      Aaa        1,550    New York City, New York, GO, UT, Series C, Sub-Series C-1,
                                              6.625% due 8/01/2002 (a)(e)                                              1,716
                                              New York City, New York, GO, UT, Series I (b):
                 AAA      Aaa        7,150       7.25% due 8/15/2013                                                   7,682
                 AAA      Aaa       10,130       7.25% due 8/15/2016                                                  10,958
                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds:
                 AAA      Aaa        1,090       Series A, 6.75% due 6/15/1999 (a)(h)                                  1,173
                 AAA      Aaa        2,000       Series B, 5.75% due 6/15/2026 (e)                                     1,961
                 AAA      Aaa        4,510       Series C, 6.20% due 6/15/2021 (b)                                     4,603
                 AAA      VMIG1++   11,500       VRDN, Series C, 3.60% due 6/15/2023 (f)(h)                           11,500
                 AAA      VMIG1++   12,600       VRDN, Series G, 3.60% due 6/15/2024 (f)(h)                           12,600
                 AAA      Aaa       10,705    New York State Dormitory Authority Revenue Bonds (City
                                              University System), Third Generation, Series 1, 5.375% due
                                              7/01/2025 (b)                                                            9,999
                 AAA      Aaa       31,765    New York State Energy Research and Development Authority,
                                              Gas Facilities Revenue Refunding Bonds (Brooklyn Union Gas
                                              Company), Series A, 5.50% due 1/01/2021 (e)                             30,327
                 AAA      Aaa        3,085    New York State Medical Care Facilities Finance Agency Revenue
                                              Bonds (Mental Health Services Improvement), Series C, 7.375%
                                              due 8/15/2019 (e)                                                        3,355
                                              New York State Thruway Authority, General Revenue Bonds:
                 AAA      Aaa        6,400       Series B, 5% due 1/01/2020 (e)                                        5,702
                 AAA      VMIG1++    5,900       VRDN, 3.55% due 1/01/2024 (f)(h)                                      5,900
                                              Niagara Falls, New York, Public Improvement Bonds, UT (e):
                 AAA      Aaa        2,975       6.90% due 3/01/2023                                                   3,237
                 AAA      Aaa        3,190       6.90% due 3/01/2024                                                   3,471
                 AAA      Aaa        1,235    Suffolk County, New York, Water Authority, Waterworks Revenue
                                              Refunding Bonds, 7.375% due 6/01/2012 (b)                                1,331

North Carolina-- AAA      Aaa        3,000    Charlotte, North Carolina, COP (Convention Facility Project),
0.5%                                          6.75% due 12/01/2001 (a)(b)                                              3,335
                 A2       VMIG1++    9,500    North Carolina Medical Care Commission, Hospital Revenue Bonds
                                              (Pooled Equipment Financing Project), ACES, 3.70% due
                                              12/01/2025 (e)(f)                                                        9,500

Ohio--1.4%       AAA      Aaa        2,710    Clermont County, Ohio, Hospital Facilities Revenue Refunding
                                              Bonds (Mercy Health Systems--Province of Cincinnati),
                                              Series A, 7.50% due 9/01/2001 (a)(b)                                     3,043
                 AAA      Aaa        5,400    Clermont County, Ohio, Sewer System Revenue Bonds, 7.10%
                                              due 12/01/2001 (a)                                                       6,079
                 AAA      Aaa       12,000    Cleveland, Ohio, Public Power System Revenue Bonds, First
                                              Mortgage, Series A, 7% due 11/15/2024 (e)                               13,253
                 AAA      Aaa        5,915    Fairfield County, Ohio, Hospital Improvement Revenue Bonds
                                              (Lancaster-Fairfield Community Hospital), Series A, 7.10%
                                              due 6/15/2001 (a)(e)                                                     6,611
                 AAA      Aaa        3,495    Ohio State Water Development Authority, Revenue Refunding
                                              Bonds (Cincinnati Gas), Series A, 5.45% due 1/01/2024 (e)                3,305

Oklahoma--1.4%   AAA      Aaa        7,500    Oklahoma State Industrial Authority, Hospital Revenue Bonds
                                              (Baptist Medical Center of Oklahoma), Series A, 7% due
                                              8/15/2000 (a)(b)                                                         8,261
                 AAA      Aaa       21,560    Tulsa, Oklahoma, Industrial Authority, Hospital Revenue
                                              Bonds (Saint John's Medical Center, Inc.), 7.25% due
                                              12/01/1999 (a)(e)                                                       23,755

Oregon--0.2%     AAA      Aaa        4,000    Port Portland International Airport Revenue Bonds (Portland
                                              International Airport), AMT, Series 7-B, 7.10% due 7/01/2021 (e)         4,326

Pennsylvania--                                Allegheny County, Pennsylvania, Hospital Development
7.2%                                          Authority Revenue Bonds:
                 AAA      Aaa        1,750       (Mercy Hospital of Pittsburgh), 6.75% due 4/01/2021 (b)               1,853
                 A1+      VMIG1++    1,195       (Presbyterian Health Center), VRDN, Series B, 3.55%
                                                 due 3/01/2020 (e)(f)                                                  1,195
                 AAA      Aaa        6,900    Beaver County, Pennsylvania, Hospital Authority Revenue
                                              Bonds (Medical Center of Beaver, Pennsylvania Inc.),
                                              Series A, 6.25% due 7/01/2022 (b)                                        6,969
                 AAA      Aaa        3,365    Beaver County, Pennsylvania, IDA, PCR, Refunding (Ohio
                                              Edison Company/Mansfield), Series A, 7% due 6/01/2021 (h)                3,673
                 AAA      Aaa        5,300    Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                              Bonds (Lehigh Valley Hospital), Series B, 5.625% due 7/01/2025 (e)       5,070
                                              Pennsylvania State Higher Education Assistance Agency,
                                              Student Loan Revenue Bonds, AMT, RIB (d):
                 AAA      Aaa       15,000       9.622% due 9/03/2026 (b)                                             16,406
                 AAA      Aaa        8,000       Series B, 11.033% due 3/01/2020 (e)                                   9,090
                 AAA      Aaa       18,600       Series B, 8.329% due 3/01/2022 (b)                                   18,205
                                              Pennsylvania State Higher Educational Facilities Authority,
                                              College and University Revenue Bonds:
                 AAA      Aaa        1,500       (Bryn Mawr College), 6.50% due 12/01/2009 (h)                         1,579
                 AAA      Aaa        4,250       (Temple University), First Series, 6.50% due 4/01/2021 (e)            4,424
                 AAA      Aaa        1,150    Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds,
                                              Series H, 7.10% due 12/01/2000 (a)(h)                                    1,279
                                              Philadelphia, Pennsylvania, Airport Revenue Bonds, AMT (e):
                 AAA      Aaa        8,150       7.75% due 6/15/2015                                                   8,750
                 AAA      Aaa       24,000       7.375% due 6/15/2018                                                 25,601
                                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
                 AAA      Aaa        5,000       12th Series B, 7% due 5/15/2020 (c)(e)                                5,760
                 AAA      Aaa        2,600       15th Series 3, 5.25% due 8/01/2024 (i)                                2,369
                 AAA      Aaa        5,750    Philadelphia, Pennsylvania, Parking Authority, Airport Parking
                                              Revenue Bonds, 7.375% due 9/01/2018 (b)                                  6,185
                 AAA      Aaa       30,150    Philadelphia, Pennsylvania, School District, Series B, 5.50%
                                              due 9/01/2025 (b)                                                       28,398
                 AAA      Aaa        4,610    Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                              Bonds, 5.50% due 8/01/2014 (e)                                           4,491
                 AAA      Aaa        2,000    Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                              and Sewer System Revenue Refunding Bonds, Series A, 6%
                                              due 9/01/2001 (a)(h)                                                     2,114
                 AAA      Aaa       15,870    Somerset County, Pennsylvania, General Authority Commonwealth,
                                              Lease Revenue Bonds, 6.25% due 10/15/2001 (a)(h)                        16,980

Rhode Island     AAA      Aaa        6,100    Rhode Island Depositors Economic Protection Corporation,
--0.9%                                        Special Obligation Bonds, Series A, 6.625% due 8/01/2002 (a)(i)          6,729
                 AAA      Aaa       12,800    Rhode Island State Health and Educational Building Corporation
                                              Revenue Bonds (Rhode Island Hospital), INFLOS, 9.715%
                                              due 8/15/2021 (d)(h)                                                    14,384

South Carolina   AAA      Aaa        5,000    Florence County, South Carolina, Hospital Revenue Bonds
--1.8%                                        (McLeod Regional Medical Center Project), 6.75% due 11/01/2020 (h)       5,293
                 AAA      Aaa        3,500    Pickens and Richland Counties, South Carolina, Hospital
                                              Facilities Revenue Bonds (South Carolina Baptist Hospital),
                                              Series A, 7% due 8/01/2001 (a)(b)                                        3,889
                 AAA      Aaa        4,000    Piedmont, Municipal Power Agency, South Carolina, Electric
                                              Revenue Refunding Bonds, 6.30% due 1/01/2022 (e)                         4,114
                                              South Carolina State Public Service Authority, Revenue
                                              Refunding Bonds, Series A:
                 AAA      Aaa       13,155       5.50% due 7/01/2021 (e)                                              12,554
                 AAA      Aaa       17,090       6.375% due 7/01/2021 (b)                                             17,635

Tennessee--      AAA      Aaa        1,905    Jackson, Tennessee, Water and Sewer Revenue Bonds,
0.1%                                          10.375% due 7/01/2012 (b)                                                2,232

Texas--17.1%                                  Austin, Texas, Utility System, Combined Revenue Bonds (e):
                 AAA      Aaa       11,190       Prior Lien, 9.25% due 5/15/2004 (a)                                  14,218
                 AAA      Aaa       30,000       Refunding, 5.60% due 5/15/2025                                       28,918
                                              Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                              Company Project), AMT:
                 AAA      Aaa        6,000       Refunding, 6.50% due 12/01/2027 (b)                                   6,192
                 AAA      Aaa       12,000       Series B, 6.625% due 6/01/2022 (h)                                   12,582
                 AAA      Aaa       13,900    Brazos River Authority, Texas, Revenue Refunding Bonds
                                              (Houston Light and Power Co.), Series B, 7.20% due 12/01/2018 (h)       15,159

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                 Municipal Bonds                                                                           Insured Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Texas            AAA      Aaa      $20,000    Brownsville, Texas, Utility System Revenue Refunding Bonds,
(concluded)                                   6.25% due 9/01/2014 (e)                                             $   21,303
                 AAA      Aaa        5,000    Harris County, Texas, Hospital District Mortgage, Revenue
                                              Refunding Bonds, 7.40% due 2/15/2010 (b)                                 5,881
                                              Harris County, Texas, Toll Road Revenue Bonds, Senior Lien:
                 AAA      Aaa       13,045       Refunding, 5.30% due 8/15/2013 (b)                                   12,465
                 AAA      Aaa        2,250       Refunding, 5% due 8/15/2016 (h)                                       2,038
                 AAA      Aaa       42,870       Refunding, 5.375% due 8/15/2020 (h)                                  40,146
                 AAA      Aaa        1,000       Refunding, Series A, 6.40% due 8/15/2002 (a)(h)                       1,097
                 AAA      Aaa       20,430       Refunding, Series A, 6.50% due 8/15/2002 (a)(b)                      22,514
                 AAA      Aaa       10,305       Refunding, Series A, 6.50% due 8/15/2002 (a)(h)                      11,356
                 AAA      Aaa        2,750       Series A, 6.50% due 8/15/2017 (b)                                     2,880
                 AAA      Aaa       11,100       Series A, 6.375% due 8/15/2024 (e)                                   11,497
                 AAA      Aaa        1,695    Harris County, Texas, Toll Road Revenue Bonds, Series A,
                                              6.50% due 8/15/2011 (h)                                                  1,790
                                              Houston, Texas, Water and Sewer System Revenue Bonds,
                                              Junior Lien, Series A:
                 AAA      Aaa        9,375       6.375% due 12/01/2022 (e)                                             9,667
                 AAA      Aaa       35,180       Refunding, 5.375% due 12/01/2018 (h)                                 33,274
                 AAA      Aaa        8,000       Refunding, 6.20% due 12/01/2023 (e)                                   8,165
                 AAA      Aaa        3,500    Houston, Texas, Water Conveyance System Contract, COP,
                                              Series J, 6.25% due 12/15/2013 (b)                                       3,743
                 AAA      Aaa          650    Lower Colorado River Authority, Texas, Revenue Refunding
                                              Bonds, Series B, 7% due 1/01/2001 (a)(b)                                   720
                                              Matagorda County, Texas, Navigation District No. 1 (Houston
                                              Light and Power Co.):
                 AAA      Aaa        8,250       AMT, PCR, Series D, 7.60% due 10/01/2019 (h)                          9,030
                 AAA      Aaa       11,800       Refunding, Series A, 6.70% due 3/01/2027 (b)                         12,601
                 AAA      Aaa       26,305       Refunding, Series C, 7.125% due 7/01/2019 (h)                        28,378
                 AAA      Aaa        5,000    Matagorda County, Texas, Navigation District No. 1, PCR (Central
                                              Power and Light Company Project), AMT, 7.50% due 3/01/2020 (b)           5,427
                 A1       VMIG1++    8,850    Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                              Project), VRDN, Series A, 3.65% due 3/01/2026 (b)(f)                     8,850
                 AAA      Aaa        3,000    San Antonio, Texas, Electric and Gas Revenue Bonds, Series 95,
                                              5.375%  due 2/01/2016 (e)                                                2,852
                 AAA      Aaa       15,000    Southwest Higher Education Authority Incorporated, Texas,
                                              Revenue Refunding Bonds (Southern Methodist University),
                                              Series B, 6.25% due 10/01/2022 (h)                                      15,289
                                              Texas State Municipal Power Agency, Revenue Refunding Bonds:
                 AAA      Aaa        4,775       5.75% due 9/01/2002 (a)(e)                                            5,004
                 AAA      Aaa        3,150       Series A, 6.75% due 9/01/2012 (b)                                     3,384
                 AAA      Aaa       53,750    Texas State Turnpike Authority Revenue Bonds (Dallas North
                                              Thruway--President George Bush Turnpike), 5.25% due 1/01/2023 (h)       49,230

Utah--1.9%       A1+      VMIG1++   11,600    Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                              3.60% due 11/01/2024 (b)(f)                                             11,600
                 AAA      Aaa       15,800    Murray City, Utah, Hospital Revenue Bonds (IHC Health Services
                                              Inc.), 5% due 5/15/2022 (e)                                             13,736
                 AAA      Aaa       14,000    Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                              Hospitals, Inc.), INFLOS, 9.566% due 5/15/2020 (b)(d)                   15,523
                 AA-      Aaa        1,000    Uinta County, Utah, PCR (National Rural Utilities--Deseret),
                                              Series 1984 F-2, 10.50% due 6/15/2001 (a)                                1,245
                 AAA      Aaa        2,650    Utah State Board of Regents, Student Loan Revenue Bonds, AMT,
                                              Series F, 7.45% due 11/01/2008 (b)                                       2,750

Vermont--0.8%    AAA      Aaa       18,950    Vermont, HFA, Home Mortgage Purchase Bonds, AMT, Series B,
                                              7.60% due 12/01/2024 (e)                                                19,896

Virginia--2.8%   AAA      Aaa        5,000    Danville, Virginia, IDA, Hospital Revenue Refunding Bonds
                                              (Danville Regional Medical Center), 6.50% due 10/01/2019 (h)             5,244
                 AAA      Aaa        5,000    Prince William County, Virginia, Service Authority, Water
                                              and Sewer System Revenue Bonds, 6.50% due 7/01/2001 (a)(h)               5,460
                                              Upper Occoquan Sewer Authority, Virginia, Regional Sewer
                                              Revenue Bonds (e):
                 AAA      Aaa       11,000       6% due 7/01/2001 (a)                                                 11,596
                 AAA      Aaa       10,000       Series A, 5% due 7/01/2025                                            8,732

                                              Virginia State, HDA, Commonwealth Mortgage, AMT, Series A,
                                              Sub-Series A-4 (e):
                 AAA      Aaa        5,000       6.30% due 7/01/2014                                                   5,065
                 AAA      Aaa       11,215       6.35% due 7/01/2018                                                  11,361
                 AAA      Aaa       19,000       6.45% due 7/01/2028                                                  19,246

Washington--                                  Seattle, Washington, Metropolitan Seattle Municipality,
2.7%                                          Sewer Revenue Bonds, Series W (e):
                 AAA      Aaa        2,465       6.25% due 1/01/2022                                                   2,489
                 AAA      Aaa        4,485       6.25% due 1/01/2023                                                   4,529
                 AAA      Aaa       33,535    Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                              6.625% due 7/01/2020 (h)                                                35,744
                 AAA      Aaa       10,000    Seattle, Washington, Solid Waste Utility, Revenue Refunding
                                              Bonds, Series A, 6.875% due 5/01/2009 (g)                               10,672
                                              University of Washington, University Revenue Bonds (Housing
                                              and Dining)(e):
                 AAA      Aaa        2,600       7% due 12/01/2001 (a)                                                 2,909
                 AAA      Aaa          650       7% due 12/01/2021                                                       708
                 AAA      Aaa        7,000    Washington State, Health Care Facilities Authority Revenue
                                              Bonds (Southwest Washington Hospital--Vancouver), 7.125%
                                              due 10/01/2019 (g)                                                       7,565

West Virginia    AAA      Aaa       29,250    Marshall County, West Virginia, PCR, Refunding (Ohio
--2.6%                                        Power Company--Kammer Plant Project), Series B, 5.45% due
                                              7/01/2014 (e)                                                           28,337
                 AAA      Aaa       11,465    Mason County, West Virginia, PCR, Refunding (Appalachian
                                              Power Co.), Series I, 6.85% due 6/01/2022 (e)                           12,284
                                              Pleasants County, West Virginia, PCR, Series 95-C (b):
                 AAA      Aaa        4,500       (Monogahela Power Co.), 6.15% due 5/01/2015                           4,581
                 AAA      Aaa       12,250       (Potomac Pleasants), 6.15% due 5/01/2015                             12,472
                 AAA      Aaa        1,000    Putnam County, West Virginia, PCR, Refunding (Appalachian
                                              Power Company Project), Series D, 5.45% due 6/01/2019 (b)                  941
                 AAA      Aaa        3,900    West Virginia State, Hospital Finance Authority Revenue
                                              Bonds (VH Mid-Atlantic/Capital), VRDN, Series G, 3.35%
                                              due 12/01/2025 (f)                                                       3,900

Wisconsin--3.2%  AAA      Aaa        7,000    Superior, Wisconsin, Limited Obligation Revenue Refunding
                                              Bonds (Midwest Energy Resources), Series E, 6.90% due 8/01/2021 (h)      7,990
                                              Wisconsin Public Power System Incorporated, Power Supply
                                              System Revenue Bonds, Series A (b):
                 AAA      Aaa        2,000       7.40% due 7/01/2000 (a)                                               2,227
                 AAA      Aaa        6,500       6.875% due 7/01/2001 (a)                                              7,206
                 AAA      Aaa        8,360       Refunding, 5.25% due 7/01/2021                                        7,464
                                              Wisconsin State Health and Educational Facilities Authority
                                              Revenue Bonds:
                 AAA      Aaa       17,490       (Aurora Medical Group, Inc.), 5.75% due 11/15/2025 (i)               16,726
                 AAA      Aaa        1,500       (Saint Luke's Medical Center Project), 7.10% due 8/15/2019 (e)        1,634
                 AAA      Aaa        5,655       (Waukesha Memorial), Series B, 7.25% due 8/15/2000 (a)                6,281
                                              Wisconsin State Veterans Housing Loans, AMT, Series B (e):
                 AAA      Aaa        7,920       6.50% due 5/01/2020                                                   8,193
                 AAA      Aaa       17,130       6.50% due 5/01/2025                                                  17,757

                 Total Investments (Cost--$2,271,078)--100.5%                                                      2,378,216

                 Liabilities in Excess of Other Assets--(0.5%)                                                       (11,583)
                                                                                                                  ----------
                 Net Assets--100.0%                                                                               $2,366,633
                                                                                                                  ==========

              (a)Prerefunded.
              (b)AMBAC Insured.
              (c)Escrowed to maturity.
              (d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1996.
              (e)MBIA Insured.
              (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1996.
              (g)BIG Insured.
              (h)FGIC Insured.
              (i)FSA Insured.
              (j)GNMA Collateralized.
               ++Highest short-term rating issued by Moody's Investors Service, Inc.

              Rating of issues shown have not been audited by Deloitte & Touche LLP.


              See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                 Municipal Bonds                                                                          National Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Alabama--0.4%    AAA      Aaa      $ 5,000    Alabama Agricultural and Mechanical University
                                              Revenue Bonds, 6.50% due 11/01/2025 (f)                             $    5,275

Alaska--2.5%                                  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                 AA-      Aa3        6,000       (British Petroleum Pipeline), Series B, 7% due 12/01/2025             6,500
                 AA-      Aa3       27,150       (Sohio Pipeline), 7.125% due 12/01/2025                              29,722

California--     NR*      NR*        6,000    Antioch, California, Improvement Bond Act of 1915 (Assessment
4.2%                                          District No. 27--Lone Tree), Series E, 7.125% due 9/02/2016              6,182
                 A-       A         10,350    California State Public Works Board, Lease Revenue Bonds
                                              (Department of Corrections--Monterey County, Soledad II),
                                              Series A, 7% due 11/01/2019                                             11,398
                 AAA      Aaa       11,850    East Bay, California, Municipal Utilities District,
                                              Water System Revenue Refunding Bonds, 5% due 6/01/2021 (f)              10,410
                 NR*      NR*        4,000    Long Beach, California, Special Tax Community Facilities
                                              (District No. 3--Pine Avenue), 6.375% due 9/01/2023                      3,734
                 AAA      Aaa       10,000    Los Angeles County, California, Metropolitan Transportation
                                              Authority, Sales Tax Revenue Refunding Bonds (Proposition A),
                                              Series A, 5% due 7/01/2021 (e)                                           8,772
                 AAA      Aaa       10,000    Los Angeles County, California, Sanitation Districts,
                                              Financing Authority Revenue Bonds (Capital Projects),
                                              Series A, 5.25% due 10/01/2019 (f)                                       9,112
                 A        NR*       10,725    Palmdale, California, Civic Authority, Revenue Refunding
                                              Bonds (Merged Redevelopment Project), Series A, 6.60%
                                              due 9/01/2034                                                           11,290


Colorado--3.3%                                Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                 BBB      Baa        3,000       Series A, 7.50% due 11/15/2023                                        3,300
                 BBB      Baa        8,570       Series A, 8% due 11/15/2025                                           9,578
                 BBB      Baa       13,000       Series B, 7.25% due 11/15/2023                                       13,716
                 BBB      Baa        5,650       Series C, 6.75% due 11/15/2022                                        5,769
                 BBB      Baa       13,150       Series D, 7.75% due 11/15/2021                                       14,487

Connecticut--   AA-      Baa1       4,550     Connecticut State Resource Recovery Authority, Resource
0.3%                                          Recovery Revenue Bonds (American Refunding Fuel), AMT, Series A,
                                              8% due 11/15/2015                                                        4,924

Delaware--0.6%   AAA      NR*        7,500    Delaware State Health Facilities Authority, Revenue Refunding
                                              Bonds (Beebe Medical Center Project), 8.50% due 6/01/2000 (j)            8,621

District of      A+       A1         3,750    District of Columbia Revenue Bonds (Georgetown University),
Columbia--0.3%                                RIB, 8.866% due 4/01/2022 (k)                                            4,013

Florida--3.5%    AAA      Aaa       10,000    Dade County, Florida, Special Obligation, Refunding Capital
                                              Appreciation Bonds, Series B, 6.50% due 10/01/2030 (c)(n)                1,140
                 AAA      Aaa        6,330    Florida, HFA (Antigua Club Apartments), AMT, Series A-1,
                                              7% due 2/01/2035 (c)                                                     6,673
                 NR*      Aaa        8,860    Florida, HFA, Home Ownership Revenue Bonds, AMT, Series
                                              G-1, 7.90% due 3/01/2022 (m)                                             9,358
                 AA       Aa3        5,000    Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                              Electric Company Project), Series 91, 7.875% due 8/01/2021               5,758
                 AAA      NR*        2,700    Leesburg, Florida, Hospital Revenue Capital Improvement
                                              Bonds (Leesburg Regional Medical Center Project), Series
                                              91-A, 7.50% due 7/01/2002 (j)                                            3,122
                 AAA      NR*        4,765    Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT,
                                              Series A, 8.375% due 3/01/2021 (m)                                       5,078
                 A1       VMIG1++    1,300    Pinellas County, Florida, Health Facilities Authority, Revenue
                                              Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.70% due
                                              12/01/2015 (a)                                                           1,300
                                              South Broward, Florida, Hospital District:
                 AAA      Aaa       11,500       Refunding, 5.25% due 5/01/2021 (f)                                   10,517
                 AAA      Aaa        5,850       RIB, Series C, 9.237% due 5/01/2001 (c)(j)(k)                         6,910

Georgia--3.5%    AAA      Aaa       25,000    Atlanta, Georgia, Water and Sewer Revenue Refunding Bonds,
                                              4.75% due 1/01/2023 (e)                                                 20,994
                                              Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                              Sales Tax Revenue Bonds:

                 AAA      Aaa       20,000       Second Indenture, Series A, 6.90% due 7/01/2020 (f)                  21,808
                 AA-      A1         7,500       Series O, 6.55% due 7/01/2020                                         7,873

Idaho--0.1%      AA       NR*        1,970    Idaho Housing Agency, S/F Mortgage, AMT, Series E, 7.875%
                                              due 7/01/2024 (b)                                                        2,077

Illinois--5.3%   AA-      Aa3        8,000    Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas,
                                              Light & Coke Company Project), AMT, Series A, 8.10% due 5/01/2020        8,840
                                              Chicago, Illinois, O'Hare International Airport, Special
                                              Facilities Revenue Bonds (United Airlines, Inc.):
                 BB       Baa2       4,760       AMT, Series B, 8.95% due 5/01/2018                                    5,340
                 BB       Baa2      13,835       Series 84-B, 8.85% due 5/01/2018                                     15,555
                 AAA      Aaa        5,015    Chicago, Illinois, Public Building Commission, Building
                                              Revenue Bonds (Community College District No. 508),
                                              Series B, 8.75% due 1/01/2007 (d)(i)                                     5,325
                 A+       Aa         5,250    Illinois, HDA, Residential Mortgage Revenue Bonds, RIB, AMT,
                                              Series C-2, 9.562% due 2/01/2018 (k)                                     5,427
                                              Illinois Health Facilities Authority Revenue Bonds:
                 AAA      Aaa        1,500       (Methodist Health Project), RIB, 9.618% due 5/01/2021 (c)(k)          1,667
                 BBB      NR*        2,625       Refunding (Saint Elizabeth's Hospital--Chicago), 7.75%
                                                 due 7/01/2016                                                         2,822
                 AAA      Aaa       11,000       (Rush Presbyterian--Saint Luke's Medical Center), INFLOS,
                                                 9.494% due 10/01/2024 (f)(k)                                         12,155
                 AAA      Aaa        8,500    Illinois State, GO, Refunding, UT, 5.25% due 12/01/2020 (e)              7,698
                 AAA      Aaa        5,950    Regional Transportation Authority, Illinois, UT, Series D,
                                              6.75% due 6/01/2025 (e)                                                  6,688
                 NR*      A1         4,400    Southwestern Illinois Development Authority, Sewer Facilities
                                              Revenue Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015       4,729

Indiana--2.9%    NR*      Aaa        9,500    Indiana State Educational Facilities Authority Revenue Bonds
                                              (University of Notre Dame Project), 6.70% due 3/01/2025                 10,355
                 BBB      Baa2       2,900    Indianapolis, Indiana, Airport Facility Revenue Refunding Bonds
                                              (Federal Express Corporation Project), 6.80% due 4/01/2017               3,012
                                              Indianapolis, Indiana, Local Public Improvement Bond Bank:
                 A+       NR*        9,100       Refunding, Series D, 6.75% due 2/01/2020                              9,801
                 NR*      Aaa       11,160       Series C, 6.70% due 1/01/2002 (j)                                    12,302
                 AA-      Aa2        5,950    Petersburg, Indiana, PCR, Refunding (Indianapolis Power & Light
                                              Company Project), 6.625% due 12/01/2024                                  6,269

Iowa--0.7%       NR*      NR*        9,000    Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                              Bonds (Care Initiatives Project), 9.25% due 7/01/2025                   10,107

Kansas--1.6%     AAA      Aaa       10,000    Kansas City, Kansas, Utility System Revenue Refunding and
                                              Improvement Bonds, 6.375% due 9/01/2023 (e)                             10,436
                 AAA      Aaa       12,000    Wichita, Kansas, Hospital Revenue Bonds, RIB, Series III-A,
                                              8.956% due 10/01/2017 (f)(k)                                            12,885

Kentucky--1.4%   NR*      VMIG1++    9,000    Perry County, Kentucky, Healthcare System Revenue Bonds
                                              (Appalachian Regional Hospital), VRDN, 3.55% due 8/01/2014 (a)           9,000
                 NR*      NR*        4,500    Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                              (TJ International Project), AMT, 7% due 6/01/2024                        4,571
                 AA       Aa2        6,345    Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                              Company), AMT, Series A, 7.625% due 11/01/2020                           6,945

Louisiana--3.2%  NR*      Baa2      37,850    Lake Charles, Louisiana, Harbor and Terminal District Port
                                              Facilities, Revenue Refunding Bonds (Trunkline LNG Company
                                              Project), 7.75% due 8/15/2022                                           42,158
                 BB-      NR*        3,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Company Project), 7.50% due 7/01/2013                              3,106
                 BBB      Baa2       1,100    Saint Charles Parish, Louisiana, PCR (Union Carbide Project),
                                              AMT, 7.35% due 11/01/2022                                                1,147

Maine--0.3%      AA-      A1         3,815    Maine State Housing Authority, Mortgage Purchase, AMT,
                                              Series B-4, 6.90% due 11/15/2026                                         3,927

Maryland--0.5%   AA-      Aa         7,000    Maryland State Stadium Authority, Sports Facilities Lease
                                              Revenue Bonds, AMT, Series D, 7.60% due 12/15/2019                       7,667

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
                 Municipal Bonds                                                                          National Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Massachusetts    AAA      Aaa      $ 6,000    Massachusetts Bay Transportation Authority, Series B,
--5.0%                                        7.875% due 3/01/2001 (j)                                            $    6,893
                                              Massachusetts State, Health and Educational Facilities
                                              Authority Revenue Bonds:
                 NR*      NR*        2,000       (Endicott College), VRDN, Series A, 3.40% due
                                                 10/01/2011 (a)                                                        2,000
                 NR*      NR*        9,320       (North Adams Regional Hospital), Series A, 9.625%
                                                 due 7/01/1999 (j)                                                    10,791
                 NR*      B         12,350       Refunding (New England Memorial Hospital), Series B,
                                                 6.25% due 7/01/2023                                                   9,478
                                              Massachusetts State, HFA (Residential Development),
                                              Series C (l):
                 AAA      Aaa        5,000       6.875% due 11/15/2011                                                 5,255
                 AAA      Aaa        7,500       6.90% due 11/15/2021                                                  7,823
                 NR*      VMIG1++    1,000    Massachusetts State Industrial Finance Agency, PCR, Refunding
                                              (North East Power Company), VRDN, 3.35% due 10/01/2022 (a)               1,000
                 NR*      NR*        2,018    Massachusetts State, Industrial Finance Agency Revenue Bonds
                                              (Lower Mills Association II L.P.), VRDN, 3.40% due 12/01/2020 (a)        2,018
                 AAA      Aaa       30,000    Massachusetts State Water Resource Authority, Series B, 5%
                                              due 12/01/2025 (f)                                                      26,325

Michigan--3.5%   AAA      Aaa        9,250    Detroit, Michigan, Sewage Disposal Revenue Bonds
                                              (Water Supply System), Series A, 5% due 7/01/2025 (f)                    8,054
                 AAA      Aaa        2,000    Detroit, Michigan, Water Supply Systems, Revenue Refunding
                                              Bonds, 5% due 7/01/2023 (e)                                              1,751
                                              Michigan State Hospital Finance Authority, Hospital
                                              Revenue Bonds (Detroit Medical Center), Series A:
                 A        A          3,500       7.50% due 8/15/2011                                                   3,806
                 A        A          6,500       Refunding (Obligation Group), 6.50% due 8/15/2018                     6,616
                 AAA      Aaa       15,000    Michigan State Hospital Finance Authority (Sisters of
                                              Mercy), INFLOS, 8.676% due 2/15/2022 (h)(k)                             15,300
                 BBB      Baa1       9,350    Monroe County, Michigan, PCR (Detroit Edison Company Project),
                                              AMT, Series A, 7.75% due 12/01/2019                                     10,106
                 AA       Aa         5,000    Royal Oak, Michigan, Hospital Finance Authority Revenue
                                              Bonds (William Beaumont Hospital), Series D, 6.75% due 1/01/2020         5,254

Minnesota--                                   Minnesota State, HFA, S/F Mortgage:
1.4%             AA+      Aa         6,090       AMT, Series A, 7.45% due 7/01/2022 (b)                                6,350
                 AA+      Aa         4,250       Series F, 6.30% due 7/01/2025                                         4,283
                 AAA      NR*        8,555    Saint Paul, Minnesota, Housing and Redevelopment Authority,
                                              S/F Mortgage Revenue Refunding Bonds, Series C, 6.95%
                                              due 12/01/2031 (l)                                                       8,833

Mississippi--    BBB      Baa        5,950    Lowndes County, Mississippi, Hospital Revenue Refunding
0.7%                                          Bonds (Golden Triangle Medical Center), 8.50% due 2/01/2010              6,420
                 NR*      Aaa        4,195    Mississippi Home Corporation, S/F Mortgage Revenue Bonds
                                              (Access Program), AMT, Final Tranche, Series A, 6.90% due
                                              6/01/2024 (m)                                                            4,350

Missouri &       BBB+     NR*       11,400    Bi-State Development Agency, Missouri and Illinois,
Illinois--0.9%                                Metropolitan No. 5, Refunding (American Commercial Lines,
                                              Inc.), 7.75% due 6/01/2010                                              12,482

Nebraska--0.9%                                Nebraska Investment Finance Authority, S/F Mortgage Revenue
                                              Bonds, AMT, Series 2 (m):
                 AAA      Aaa          100       7.631% due 9/10/2030                                                    106
                 AAA      Aaa        4,100       RIB, 11.278% due 9/10/2030 (k)                                        4,556
                 A+       A1        10,000    Nebraska Public Power District, Revenue Refunding Bonds
                                              (Power Supply System), Series C, 5% due 1/01/2017                        8,829

Nevada--0.3%     AAA      Aaa        3,500    Washoe County, Nevada, Gas and Water Facilities Revenue
                                              Refunding Bonds (Sierra Pacific), 6.30% due 12/01/2014 (c)               3,706

New Hampshire--  A+       Aa         2,910    New Hampshire State, HFA, S/F Residential Mortgage, AMT,
0.2%                                          7.90% due 7/01/2022                                                      3,066

New Jersey--%    AA-      Aa        10,000    New Jersey Building Authority, State Building Revenue
1.9                                           Refunding Bonds, 5% due 6/15/2018                                        8,866
                 NR*      NR*        6,595    New Jersey Health Care Facilities Financing Authority Revenue
                                              Bonds (Riverwood Center), Series A, 9.90% due 7/01/2021                  7,346

                 AA       A          9,500    University of Medicine and Dentistry of New Jersey, Series C,
                                              7.20% due 12/01/1999 (j)                                                10,424

New York--12.5%                               Metropolitan Transportation Authority, New York, Service
                                              Contract Refunding Bonds (Commuter Facilities), Series 5:
                 BBB      Baa1       2,145       6.90% due 7/01/2006                                                   2,309
                 BBB      Baa1       5,000       7% due 7/01/2012                                                      5,348
                                              New York City, New York, GO, UT:
                 AAA      Aaa        4,570       Series A, 7.75% due 8/15/2001 (j)                                     5,248
                 BBB+     Baa1       1,685       Series A, 7.75% due 8/15/2016                                         1,879
                 BBB+     Baa1       1,410       Series A, 7.75% due 8/15/2017                                         1,570
                 BBB+     Baa1       5,375       Series B, 8.25% due 6/01/2006                                         6,407
                 BBB+     Baa1       2,700       Series B, 8.25% due 6/01/2007                                         3,201
                 BBB+     Baa1      10,000       Series B, Fiscal 92, 7.75% due 2/01/2011                             11,063
                 BBB+     Baa1       4,500       Series B, Fiscal 92, 7.75% due 2/01/2012                              4,979
                 BBB+     Baa1       2,875       Series B, Fiscal 92, 7.75% due 2/01/2013                              3,181
                 BBB+     Baa1       1,650       Series B, Fiscal 92, 7.75% due 2/01/2014                              1,825
                 AAA      Aaa        1,865       Series D, 7.70% due 2/01/2002 (j)                                     2,136
                 BBB+     AAA        3,495       Series D, Group C, 8% due 8/01/2001 (j)                               4,050
                 BBB+     Aaa        5,495       Series F, 8.25% due 11/15/2001 (j)                                    6,471
                 NR*      NR*        5,000    New York City, New York, IDA, Revenue Bonds (Visy Paer Inc.
                                              Project), AMT, 7.95% due 1/01/2028                                       5,152
                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds:
                 A-       A          1,290       Series A, 6.75% due 6/15/2017                                         1,353
                 AAA      Aaa       10,000       Series B, 5.375% due 6/15/2019 (c)                                    9,356
                                              New York State Dormitory Authority Revenue Bonds (State
                                              University Educational Facilities):
                 BBB+     Baa1       6,735       Refunding, Series B, 7.375% due 5/15/2014                             7,324
                 BBB+     Baa1       2,000       Refunding, Series B, 7% due 5/15/2016                                 2,114
                 BBB+     Baa1       6,500       Series A, 7.50% due 5/15/2013                                         7,586
                 A        Aa        21,500    New York State Environmental Facilities Corporation,
                                              PCR (State Water Revolving Fund), Series E, 6.50% due 6/15/2014         22,778
                                              New York State Local Government Assistance Corporation:
                 A        A          6,000       Series A, 7% due 4/01/2012                                            6,642
                 A        A         10,000       Series C, 6.25% due 4/01/2018                                        10,164
                                              New York State Medical Care Facilities, Finance Agency Revenue
                                              Bonds (New York Hospital Mortgage), Series A (b)(c):
                 AAA      Aaa        8,400       6.75% due 8/15/2014                                                   9,040
                 AAA      Aaa        9,100       6.80% due 8/15/2024                                                   9,829
                 AA-      Aa         5,000    New York State Power Authority, Revenue and General Purpose
                                              Refunding Bonds, Series Z, 6.50% due 1/01/2019                           5,270
                                              New York State Urban Development Corporation Revenue Bonds
                                              (Correctional Capital Facilities):
                 BBB      Baa1       4,000       Series 4, 5.375% due 1/01/2023                                        3,535
                 BBB      Baa1      21,615       Series 6, 5.375% due 1/01/2025                                       19,034
                 A+       Aa         1,000    Triborough Bridge and Tunnel Authority, New York, General
                                              Purpose Revenue Bonds, Series X, 6.50% due 1/01/2019                     1,055

North Carolina   A1+      NR*        1,300    Raleigh-Durham, North Carolina, Airport Authority, Special
--0.1%                                        Facilities Revenue Refunding Bonds (American Airlines), VRDN,
                                              Series A, 3.60% due 11/01/2005 (a)                                       1,300

Ohio--3.0%       NR*      NR*        4,000    Ashtabula County, Ohio, Hospital Facilities Revenue Bonds
                                              (Ashtabula County Medical Center Project), VRDN, 3.40% due
                                              12/01/2007 (a)                                                           4,000
                 AAA      Aaa       12,000    Cleveland, Ohio, Public Power System Revenue Bonds, First
                                              Mortgage, Series A, 7% due 11/15/2024 (f)                               13,253
                                              Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds:
                 AAA      Aaa        6,640       Refunding (University Hospitals Health System Project),
                                                 Series B, 5.50% due 1/15/2018 (f)                                     6,357
                 NR*      VMIG1++      500       (University Hospital of Cleveland), VRDN, 3.70% due
                                                 1/01/2016 (a)                                                           500
                                              Ohio HFA, S/F Mortgage Revenue Bonds, AMT (m):
                 AAA      Aaa        9,850       RIB, Series B-4, 9.72% due 3/31/2031 (k)                             10,281
                 AAA      NR*        2,225       Series B, 8.25% due 12/15/2019                                        2,353
                 AAA      NR*        4,295       Series C, 7.85% due 9/01/2021                                         4,523
                 BB       Ba2        1,300    Ohio State Air Quality Development Authority, Revenue
                                              Refunding Bonds (Cleveland Electric Illuminating Company),
                                              7.70% due 8/01/2025                                                      1,317

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                 Municipal Bonds                                                                          National Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Pennsylvania     BB       Ba2      $ 6,800    Beaver County, Pennsylvania, IDA, PCR, Refunding
--4.5%                                        (Cleveland Electric Company Project), 7.625% due 5/01/2025          $    6,877
                 BBB-     Baa       12,500    Pennsylvania Convention Center Authority, Revenue Refunding
                                              Bonds, Series A, 6.75% due 9/01/2019                                    13,293
                                              Pennsylvania HFA, Refunding:
                 AAA      Aaa        7,850       (Rental Housing), 6.50% due 7/01/2023 (l)                             8,057
                 AA       Aa         8,800       RIB, AMT, Series 1991-31C, 9.884% due 10/01/2023 (k)                  9,273
                 AAA      Aaa       10,000    Pennsylvania State Higher Education Assistance Agency,
                                              Student Loan Revenue Bonds, RIB, AMT, 9.622% due 9/03/2026 (c)(k)       10,937
                 NR*      NR*        5,970    Pennsylvania State Higher Educational Facilities Authority,
                                              College and University Revenue Bonds (Eastern College),
                                              Series B, 8% due 10/15/2025                                              5,989
                 AAA      Aaa        2,350    Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                                              15th Series 3, 5.25% due 8/01/2024 (h)                                   2,142
                 AAA      Aaa        4,800    Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                              and Sewer System Revenue Refunding Bonds, Series A, 6.75%
                                              due 9/01/2001 (e)(j)                                                     5,313
                 AAA      Aaa        2,500    York County, Pennsylvania, Hospital Authority Revenue
                                              Bonds (York Hospital), 7% due 1/01/2001 (c)(j)                           2,772

Rhode Island     AAA      Aaa        5,250    Rhode Island Depositors Economic Protection Corporation,
--0.4%                                        Special Obligation Bonds, Series A, 6.95% due 8/01/2002 (j)              5,880

South Carolina-- BBB      Baa1       8,355    South Carolina Jobs, EDA, Economic Development Revenue
0.6%                                          Bonds (Saint Francis Hospital--Franciscan Sisters), 7%
                                              due 7/01/2015                                                            8,716

South Dakota--   AAA      Aa1        9,085    South Dakota, HDA, Homeownership Mortgage, Series A,
0.7%                                          7.15% due 5/01/2027                                                      9,498

Tennessee--0.7%  NR*      NR*       10,000    Knox County, Tennessee, Health, Educational and Housing
                                              Facilities Board, Hospital Facilities Revenue Bonds
                                              (Baptist Health System of East Tennessee), 8.60% due 4/15/2016          10,563

Texas--14.0%                                  Brazos River Authority, Texas, PCR (Texas Utilities
                                              Electric Company Project), AMT, Series A:
                 BBB+     Baa2       2,095       8.25% due 1/01/2019                                                   2,259
                 BBB+     Baa2      18,150       7.875% due 3/01/2021                                                 19,917
                 A        A2        12,350    Brazos River Authority, Texas, Revenue Refunding Bonds
                                              (Houston Light and Power), Series 1989-A, 7.625% due 5/01/2019          13,415
                 BBB      Baa1       7,250    Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                              (Champion International Corporation), AMT, 7.45% due 5/01/2026           7,738
                 AA       Aa        19,000    Harris County, Texas, Health Facilities Development
                                              Corporation, Health Care System Revenue Bonds (Sisters of
                                              Charity), 7.10% due 7/01/2021                                           20,567
                                              Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds:
                 AAA      Aaa       20,000       (Hermann Hospital Project), 6.375% due 10/01/2024 (f)                20,674
                 AA       Aa        12,470       (Saint Luke's Episcopal Hospital Project), Series A,
                                                 6.75% due 2/15/2021                                                  13,148
                                              Harris County, Texas, Toll Road Revenue Bonds:
                 AAA      Aaa       10,000       Refunding, Senior Lien, 5.375% due 8/15/2020 (e)                      9,365
                 AAA      Aaa        8,000       Refunding, Senior Lien, 5.50% due 8/15/2021 (e)                       7,623
                 AAA      Aaa       11,100       Senior Lien, Series A, 6.375% due 8/15/2024 (f)                      11,497
                 AAA      Aaa       10,000    Houston, Texas, Water and Sewer System Revenue Refunding
                                              Bonds, Junior Lien, Series A, 6.20% due 12/01/2023 (f)                  10,207
                 BB       Ba1        8,095    Jefferson County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds (Baptist Healthcare
                                              Systems Project), 8.875% due 6/01/2021                                   8,480
                 AA       Aa        12,000    North Central Texas, Health Facilities Development Corporation
                                              Revenue Bonds (Baylor University Medical Center), INFLOS,
                                              Series A, 9.735% due 5/15/2001 (j)(k)                                   14,325
                 BB       Ba         6,500    Odessa, Texas, Junior College District, Revenue Refunding
                                              Bonds, Series A, 8.125% due 12/01/2018                                   6,880
                 A1       VMIG1++      100    Sabine River Authority, Texas, PCR, Refunding (Texas
                                              Utilities Project), VRDN, Series A, 3.65% due 3/01/2026 (a)(c)             100

                 AAA      Aaa       14,500    San Antonio, Texas, Hotel Occupancy Revenue Bonds
                                              (Henry B. Gonzalez Convention Center Project), 5.70% due
                                              8/15/2026 (e)                                                           14,152
                 NR*      VMIG1++      100    Southwest Texas, Higher Education Authority Incorporated,
                                              Crossover Revenue Refunding Bonds (Southern Methodist University),
                                              VRDN, 3.55% due 7/01/2015 (a)                                              100
                 A+       Aa         6,325    Texas Housing Agency, Residential Development Mortgage
                                              Revenue Bonds, Series A, 7.50% due 7/01/2015 (m)                         6,695
                 AAA      Aaa        4,900    Texas Municipal Power Agency Revenue Refunding Bonds, 6.17%
                                              due 9/01/2015 (f)(n)                                                     1,554
                 AAA      Aaa       10,000    Texas State Turnpike Authority, Dallas North Thruway Revenue
                                              Bonds (President George Bush Turnpike), 5% due 1/01/2025 (e)             8,790
                 AA       Aa         4,440    Texas State Veterans Housing Assistance (Fund II), AMT, UT,
                                              Series A, 7% due 12/01/2025                                              4,616

Utah--2.6%       AA-      Aa        26,500    Intermountain Power Agency, Utah, Power Supply Revenue
                                              Refunding Bonds, Series D, 5% due 7/01/2021                             22,873
                 AA       NR*       13,250    Weber County, Utah, Municipal Building Authority, Lease
                                              Revenue Bonds, 7.50% due 12/15/2019                                     14,780

Virginia--2.4%   AAA      Aaa       26,800    Prince William County, Virginia, Service Authority, Water
                                              and Sewer System, Revenue Refunding Bonds, 5% due 7/01/2021 (e)         23,635
                 AAA      Aaa        8,000    Upper Occoquan Sewage Authority, Virginia, Regional Sewage
                                              Revenue Bonds, Series A, 5.15% due 7/01/2020 (f)                         7,321
                 AA+      Aa1        4,000    Virginia State HDA, Commonwealth Mortgage, Series A, 7.15%
                                              due 1/01/2033                                                            4,208

Washington--3.2% AAA      NR*       18,070    Washington State Housing Finance Commission, S/F Mortgage
                                              Revenue Refunding Bonds, AMT, Series E, 7.10% due 7/01/2022 (g)         18,686
                                              Washington State Public Power Supply System, Revenue Refunding
                                              Bonds (Nuclear Project No. 1), Series A:
                 AA-      Aa        15,500       6.50% due 7/01/2015                                                  15,810
                 AA-      Aa        11,000       6.875% due 7/01/2017                                                 11,525

West Virginia    NR*      NR*        4,000    Upshur County, West Virginia, Solid Waste Disposal
--1.0%                                        Revenue Bonds (TJ International Project), AMT,
                                              7% due 7/15/2025                                                         4,068
                 A1+      Aaa        1,500    West Virginia State, Hospital Finance Authority, Hospital
                                              Revenue Bonds (VHA Mid-Atlantic/Capital), VRDN, Series G,
                                              3.35% due 12/01/2025 (a)(c)                                              1,500
                 AA+      Aa1        8,400    West Virginia State, Housing Development Fund, Housing Finance,
                                              Series D, 7.05% due 11/01/2024                                           8,805

Wisconsin--2.4%  AA       Aa         4,925    Wisconsin Housing and EDA Home Ownership Revenue Bonds,
                                              Series A, 7.10% due 3/01/2023                                            5,170
                                              Wisconsin Housing and EDA Housing Revenue Bonds:
                 A        A1         5,400       Series B, 7.05% due 11/01/2022                                        5,663
                 A        A1         5,105       Series C, 7% due 5/01/2015                                            5,347
                                              Wisconsin State Health and Educational Facilities Authority
                                              Revenue Bonds, Series B:
                 AAA      Aaa        5,500       (Novus Health Group), 6.75% due 12/15/2020 (f)                        5,803
                 AAA      Aaa       11,400       (Wausau Hospitals Inc.), 6.70% due 8/15/2020 (c)                     11,938


                 Total Investments (Cost--$1,331,510)--97.5%                                                       1,403,759

                 Other Assets Less Liabilities--2.5%                                                                  36,307
                                                                                                                  ----------
                 Net Assets--100.0%                                                                               $1,440,066
                                                                                                                  ==========

              (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1996.
              (b)FHA Insured.
              (c)AMBAC Insured.
              (d)BIG Insured.
              (e)FGIC Insured.
              (f)MBIA Insured.
              (g)GNMA/FNMA Collateralized.
              (h)FSA Insured.
              (i)Escrowed to Maturity.
              (j)Prerefunded.
              (k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1996.
              (l)FNMA Collateralized.
              (m)GNMA Collateralized.
              (n)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
                *Not Rated.
               ++Highest short-term rating issued by Moody's Investors Service, Inc.

              Ratings of issues shown have not been audited by Deloitte & Touche LLP.

              See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
                 Municipal Bonds                                                                 Limited Maturity Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Arizona--0.5%    A1+      P1       $ 2,500    Maricopa County, Arizona, Pollution Control Corporation,
                                              PCR, Refunding (Arizona Public Service Co.), VRDN, Series C,
                                              3.60% due 5/01/2029 (b)                                             $    2,500

Arkansas--0.8%   NR*      Aa         4,000    Arkansas State Student Loan Authority Revenue Bonds, AMT,
                                              Senior Series A-1, 5.50% due 12/01/1998                                  4,083

Colorado--0.8%   AA       Baa1       3,810    Jefferson County, Colorado, School District No. R-001,
                                              Refunding, Series A, 3.65% due 12/15/1996                                3,808

Connecticut--    AAA      Aaa        2,160    Bridgeport, Connecticut, Refunding, GO, UT, Series A,
1.8%                                          4.40% due 9/01/1998 (c)                                                  2,161
                 NR*      Aa3        3,890    Connecticut State Housing Mortgage Revenue Bonds
                                              (Chestnut Hill Apartments), 4.60% due 4/01/1997                          3,881
                 NR*      NR*        3,250    Waterbury, Connecticut, BAN, 4.65% due 2/19/1997                         3,258

Florida--1.1%    AA       Aa1        5,000    Jacksonville, Florida, Electric Authority Revenue Bonds
                                              (Electric Systems), Series 3-B, 4% due 10/01/1998                        4,971
                 A1+      VMIG1++      600    Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                              and Light Company Project), VRDN, 3.70% due 1/01/2026 (b)                  600

Georgia--7.0%                                 Burke County, Georgia, Development Authority, PCR (Plant
                                              Vogtle Project):
                 A1       VMIG1++    1,500       (Georgia Power Company), VRDN, 2nd Series, 3.70% due
                                                 4/01/2025 (b)                                                         1,500
                 A+       NR*        6,410       Refunding (Oglethorpe Power Company), Series B, 3.95%
                                                 due 1/01/1999                                                         6,291
                                              Georgia State, GO:
                 AA+      Aaa        5,000       Series C, 6.50% due 7/01/1999                                         5,291
                 AA+      Aaa        9,650       UT, Series B, 7.20% due 3/01/1999                                    10,326
                 AA+      Aaa        7,500       UT, Series D, 7% due 11/01/1999                                       8,087
                 AA       Aa1        4,000    Gwinnett County, Georgia, School District, Refunding, GO,
                                              UT, 4.40% due 2/01/1998                                                  4,015

Illinois--11.5%  AA-      NR*       10,000    Chicago, Illinois, Board of Education, COP (School Reform
                                              Equipment Acquisition), 4.60% due 12/01/1999                             9,925
                 AAA      Aaa        4,120    Chicago, Illinois, Public Commerce Building Revenue Bonds
                                              (Chicago Board of Education), Series A, 7.75% due 1/01/1999 (a)(f)       4,515
                                              Chicago, Illinois, School Financing Authority:
                 AA-      Baa1       5,000       7.25% due 6/01/1998                                                   5,142
                 AAA      Aaa        4,500       Refunding, Series A, 5.80% due 6/01/1999 (f)                          4,646
                 AAA      Aaa        3,000    Cook County, Illinois, High School District No. 205,
                                              Refunding (Thorton Township), UT, 5.60% due 6/01/1998 (f)(g)             3,078
                 AA       Aa1       11,425    Cook County, Illinois, Township High School District No. 211
                                              (Palatine & Schaumb), 4.25% due 12/01/1998                              11,414
                 NR*      VMIG1++    1,000    Illinois Health Facilities Authority Revenue Bonds (Resurrection
                                              Health Care System), VRDN, 3.85% due 5/01/2011 (b)                       1,000
                                              Illinois State, Refunding, GO, UT:
                 AA-      A1         4,600       3.90% due 12/01/1998                                                  4,537
                 AAA      Aaa        3,500       5.125% due 12/01/1999 (f)                                             3,563
                 A        A1        10,000    Illinois State Toll Highway Authority, Toll Highway Priority,
                                              Revenue Refunding Bonds, Series A, 4.10% due 1/01/1998                   9,961

Kentucky--2.6%   A+       A         13,000    Kentucky State Property and Buildings Commission, Revenue
                                              Refunding Bonds (Project No. 55), 3.60% due 9/01/1996                   12,997

Louisiana--4.6%                               Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                              University), Series B:
                 A        A1         3,140       6.80% due 8/15/1996                                                   3,152
                 A        A1           470       6.80% due 8/15/1996 (g)                                                 472
                 AAA      Aaa       19,230    Louisiana State, GO, Refunding, Series A, 5.50% due 8/01/1998 (f)       19,698

Massachusetts--  BBB+     NR*          543    Massachusetts State, COP, GO, 5.10% due 7/01/1996                          543
5.4%             A+       A1         5,000    Massachusetts State, GO, Refunding, Series A, 5.50% due 7/01/1999        5,129

                 AAA      Aaa        2,005    Massachusetts State Health and Educational Facilities
                                              Authority Revenue Bonds (New England Medical Center Hospitals),
                                              Series G, 3.80% due 7/01/1997 (d)                                        2,005
                 NR*      NR*        3,465    Massachusetts State, Industrial Finance Agency, Industrial
                                              Revenue Refunding Bonds (New England Biolabs), VRDN, AMT, 3.50%
                                              due 3/01/2016 (b)                                                        3,465
                 SP1      VMIG1++    5,000    Massachusetts State Turnpike Authority, BAN, Series A, 5%
                                              due 6/01/1999                                                            5,074
                 A-       A1        10,160    New England Education Loan Marketing Corporation Refunding
                                              Bonds (Massachusetts Student Loan), Series D, 4.75% due 7/01/1998       10,220
                 NR*      NR*          995    South Hadley, Massachusetts, Industrial Revenue Bonds
                                              (South Hadley Health Care), AMT, Series A, 5% due 12/01/1996               993

Michigan--5.6%   AAA      Aaa       10,000    Detroit, Michigan, Distributable State Aid, 7.20% due
                                              5/01/1999 (a)(c)                                                         10,897
                                              Michigan State Building Authority, Revenue Refunding Bonds,
                                              Series I:
                 AA-      A         10,145       3.90% due 10/01/1997                                                 10,137
                 AA-      A1         6,000       5.80% due 10/01/1998                                                  6,186
                 NR*      VMIG1++      800    Michigan State Strategic Fund, Solid Waste Disposal
                                              Revenue Bonds (Grayling Generating Project), VRDN, AMT, 3.55%
                                              due 1/01/2014 (b)                                                          800

Minnesota--0.6%  AAA      Aaa        3,085    Minnesota State, HFA, Refunding (Rental Housing), Series D,
                                              4.50% due 8/01/1999 (d)                                                  3,084

Mississippi--    NR*      Aaa       10,000    Mississippi Higher Education Assistance Corporation, Student
2.0%                                          Loan Revenue Bonds, AMT, Series B, 4.80% due 9/01/1998                  10,063
                 NR*      P1           100    Perry County, Mississippi, PCR, Refunding (Leaf River Forest
                                              Project), VRDN, 3.60% due 3/01/2002 (b)                                    100

Nebraska--1.2%   A+       A1         6,250    Nebraska Public Power District Revenue Bonds, 4.90% due 7/01/1998        6,321

New Jersey--     A-       A1         2,000    Camden County, New Jersey, Improvement Authority, Solid Waste
1.6%                                          Disposal Revenue Refunding Bonds (Landfill Project), 4%
                                              due 7/01/1997                                                            2,003
                 AAA      Aaa        5,715    New Jersey State Educational Facilities Authority Revenue
                                              Bonds (Higher Educational Facilities Trust Fund), Series A,
                                              5.125% due 9/01/1999 (c)                                                 5,823

New Mexico--     A1+      P1         1,400    Farmington, New Mexico, PCR, Refunding (Arizona Public
0.3%                                          Service Co.), VRDN, Series B, 3.60% due 9/01/2024 (b)                    1,400

New York--6.1%   A+       Aa        10,000    Municipal Assistance Corporation, New York City, New York, GO,
                                              Refunding, Series E, 4.30% due 7/01/1999                                 9,933
                                              New York State Dormitory Authority Revenue Bonds (Consolidated
                                              City University System), Series A:
                 BBB      Baa1       6,675       4.50% due 7/01/1998                                                   6,684
                 BBB      Baa1      10,885       4.75% due 7/01/1999                                                  10,864
                 AAA      Aaa        3,000    New York State Dormitory Authority Revenue Bonds (State
                                              University Education), Series A, 7.125% due 5/15/1999 (a)                3,275

North Carolina   AAA      Aaa        6,500    North Carolina State, Public Improvement Refunding Bonds,
--1.5%                                        3.70% due 8/01/1998                                                      6,456
                 A1+      NR*        1,100    Raleigh-Durham, North Carolina Airport Authority, Special
                                              Facility Revenue Refunding Bonds (American Airlines),
                                              VRDN, Series B, 3.60% due 11/01/2015 (b)                                 1,100

North Dakota     NR*      Aa         5,000    North Dakota Student Loan Revenue Refunding Bonds,
--1.9%                                        Series A, 5.40% due 7/01/1996                                            5,001
                 A2       Baa2       4,500    Oliver County, North Dakota, PCR (Minnesota Power and Light,
                                              Square Butte Electric), Series B, 4.50% due 9/01/2007                    4,504

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
                 Municipal Bonds                                                                 Limited Maturity Portfolio

                 S&P      Moody's    Face                                                                             Value
STATE            Ratings  Ratings   Amount    Issue                                                                 (Note 1a)
Ohio--9.9%       NR*      VMIG1++  $ 3,500    Miami Valley Regional Transport Authority, Ohio
                                              (Capital Facilities), BAN, 4.75% due 4/15/1997                       $   3,524
                                              Ohio State Air Quality Development Authority, Revenue
                                              Refunding Bonds (Ohio Edison Project), Series A:
                 A+       VMIG1++   10,500       4.25% due 8/01/1996                                                  10,505
                 A+       VMIG1++    7,500       3.95% due 2/01/2015                                                   7,484
                 NR*      Aaa        6,700    Ohio State Building Authority, Correctional Facilities,
                                              Series A, 7.35% due 8/01/1999 (a)                                        7,360
                                              Ohio State Public Facilities Commission, Higher Education
                                              Capital Facilities, Series II-A:
                 A+       A1         3,300       5.30% due 12/01/1996                                                  3,321
                 AAA      Aaa        3,500       4.375% due 11/01/1999 (d)                                             3,487
                 AAA      Aaa        8,000    Ohio State Public Facilities Commission, Refunding (Mental
                                              Health Facilities), Series II-B, 4.25% due 6/01/1998 (e)                 8,009
                 NR*      Aaa        6,000    Student Loan Funding Corporation, Cincinnati, Ohio, Student
                                              Loan Revenue Refunding Bonds, AMT, Series C, 5.70% due 7/01/1999         6,136

Oklahoma--0.5%   AA       Aa         2,400    Tulsa, Oklahoma, GO, UT, 5.125% due 5/01/1999                            2,440

Pennsylvania     A1+      P1         4,000    Beaver County, Pennsylvania, IDA, PCR, Refunding (Ohio
--4.4%                                        Edison Company), Series A, 4.30% due 10/01/2032                          4,018
                 AAA      Aaa        8,675    Pennsylvania State, Refunding, GO, UT, 5.25% due 11/15/1998 (f)          8,871
                 A1+      VMIG1++    6,300    Philadelphia, Pennsylvania, Hospitals and Higher Education
                                              Facilities Authority, Hospital Revenue Bonds (Children's Hospital
                                              of Philadelphia Project), VRDN, 3.70% due 3/01/2027 (b)                  6,300
                 AAA      Aaa        3,000    Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                              and Sewer System Revenue Refunding Bonds, Series A, 3.50%
                                              due 9/01/1996 (f)                                                        2,999

Rhode Island     NR*      A          6,000    Rhode Island State, Student Loan Authority, Student Loan
--1.2%                                        Revenue Refunding Bonds, Series A, 5.70% due 12/01/1996                  6,031

South Carolina   AA-      Aa         4,000    South Carolina State Public Service Authority, Revenue Refunding
--0.8%                                        Bonds (Electric Revenue and Electric Systems Expansion), Series A,
                                              7.50% due 7/01/1996                                                      4,001

Tennessee--2.2%  AA       NR*        6,885    Clarksville, Tennessee, Public Building Authority, Revenue
                                              Refunding Bonds (Pooled Loan Program), 4.40% due 12/01/1998              6,876
                 AA+      Aa         4,000    Shelby County, Tennessee, Refunding, Series A, 6.40%
                                              due 8/01/1996 (a)                                                        4,030

Texas--6.9%                                   Brazos, Texas, Higher Education Authority Incorporated,
                                              Student Loan Revenue Refunding Bonds, AMT:
                 NR*      Aaa        2,200       Senior Lien, Series A-2, 5.45% due 6/01/1998                          2,241
                 NR*      Aaa        5,000       Series C-1, 4.75% due 6/01/1997                                       5,036
                 NR*      Aa         5,215       Series C-1, 5.60% due 11/01/1997                                      5,308
                                              Fort Bend County, Texas, Industrial Development Corporation,
                                              Refunding (Frito Lay Inc. Project):
                 NR*      A1           950       IDR, 4% due 10/01/2011                                                  951
                 NR*      A1         3,650       PCR, 4% due 10/01/2011                                                3,652
                 A1+      NR*        6,100    Harris County, Texas, Health Facilities Development
                                              Corporation, Hospital Revenue Bonds (Methodist Hospital),
                                              VRDN, 3.70% due 12/01/2025 (b)                                           6,100
                 AA-      Aa         4,520    Houston, Texas, GO, Refunding, Series C, 5.50% due 4/01/1999             4,633
                                              Panhandle-Plains, Texas, Higher Education Authority
                                              Incorporated, Student Loan Revenue Refunding Bonds, Series C:
                 NR*      Aaa        2,000       3.95% due 9/01/1996                                                   2,001
                 NR*      Aaa        2,675       4.15% due 9/01/1997                                                   2,679
                 A+       A1         2,000    Texas Municipal Power Agency, Revenue Refunding Bonds,
                                              Series A, 4.25% due 9/01/1997                                            2,006

Utah--9.8%       NR*      NR*       26,518    Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                              Bonds (East Carbon Landfill Project), AMT, 6.04% due 5/01/1997          26,783
                 AA       Aa         1,250    Intermountain Power Agency, Utah, Power Supply Revenue
                                              Refunding Bonds, Series A, 3.90% due 7/01/1996                           1,250

                 AAA      Aaa       21,600    Utah State, Building and Highway, UT, 4.40% due 7/01/1999               21,606

Virginia--0.5%   AAA      Aa2        2,400    Peninsula Ports Authority, Virginia, Revenue Refunding
                                              Bonds (Port Facility--Shell Oil Company Project), UPDATES,
                                              Series A, 3.60% due 12/01/2005 (b)                                       2,400

Washington--1.7% AA       Aa         1,800    Washington State, GO, Refunding, Series R-93B, 4.40%
                                              due 10/01/1998                                                           1,803
                                              Washington State Public Power Supply System, Revenue
                                              Refunding Bonds (Nuclear Project No. 2), Series A:
                 AA-      Aa         2,000       3.50% due 7/01/1996                                                   2,000
                 AA-      Aa         4,890       3.75% due 7/01/1997                                                   4,876

Wisconsin--3.6%  NR*      NR*        4,500    Ashland County, Wisconsin, Promissory Notes, 4.25%
                                              due 9/01/1997                                                            4,517
                 A        A1         2,795    Wisconsin Housing and EDA, Housing Revenue Refunding
                                              Bonds, Series C, 4.30% due 11/01/1997                                    2,802
                 AA       Aa        11,000    Wisconsin State, Refunding, GO, UT, Series 3, 4.25%
                                              due 11/01/1999                                                          10,918

Wyoming--0.3%    A1+      Aaa          200    Lincoln County, Wyoming, PCR (Exxon Project), AMT, VRDN,
                                              Series C, 3.70% due 7/01/2017 (b)                                          200
                 NR*      P1         1,425    Uinta County, Wyoming, PCR, Refunding (Chevron USA
                                              Incorporated Project), VRDN, 3.55% due 8/15/2020 (b)                     1,425

                 Total Investments (Cost--$496,214)--98.7%                                                           497,511

                 Other Assets Less Liabilities--1.3%                                                                   6,641
                                                                                                                    --------
                 Net Assets--100.0%                                                                                 $504,152
                                                                                                                    ========


              (a)Prerefunded.
              (b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1996.
              (c)AMBAC Insured.
              (d)MBIA Insured.
              (e)FSA Insured.
              (f)FGIC Insured.
              (g)Escrowed to maturity.
                *Not Rated.
               ++Highest short-term rating by Moody's Investors Service, Inc.


               Rating of issues shown have not been audited by Deloitte & Touche LLP.

               See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                              Limited
                                                                        Insured           National            Maturity
                    As of June 30, 1996                                Portfolio         Portfolio           Portfolio
Assets:             Investments, at value* (Note 1a)               $2,378,216,369     $1,403,759,064      $  497,510,898
                    Cash                                               27,802,116            621,582              78,675
                    Receivables:
                      Interest                                         43,608,418         25,652,906           6,517,139
                      Securities sold                                     130,000         15,051,045                  --
                      Capital shares sold                                 586,263            791,669           2,280,457
                    Prepaid registration fees and other
                    assets (Note 1e)                                      850,390             50,170              44,693
                                                                   --------------     --------------      --------------
                    Total assets                                    2,451,193,556      1,445,926,436         506,431,862
                                                                   --------------     --------------      --------------

Liabilities:        Payables:
                      Securities purchased                             77,126,436          1,118,400                  --
                      Capital shares redeemed                           3,873,814          2,302,326           1,565,546
                      Dividends to shareholders (Note 1f)               2,071,759          1,373,891             322,805
                      Investment adviser (Note 2)                         648,243            519,485             128,520
                      Distributor (Note 2)                                433,526            242,592              20,581
                    Accrued expenses and other liabilities                406,858            304,057             242,796
                                                                   --------------     --------------      --------------
                    Total liabilities                                  84,560,636          5,860,751           2,280,248
                                                                   --------------     --------------      --------------

Net Assets:         Net assets                                     $2,366,632,920     $1,440,065,685      $  504,151,614
                                                                   ==============     ==============      ==============

Net Assets          Class A Common Stock, $0.10 par value++        $   19,880,142     $    9,726,134      $    4,208,985
Consist of:         Class B Common Stock, $0.10 par value++++           9,146,309          3,950,194             717,064
                    Class C Common Stock, $0.10 par value++++++           239,405            131,415                 952
                    Class D Common Stock, $0.10 par value++++++++         654,425            433,709             160,220
                    Paid-in capital in excess of par                2,271,557,246      1,430,841,435         503,400,012
                    Accumulated realized capital losses on
                    investments--net (Note 5)                         (41,982,490)       (77,266,638)         (5,632,124)
                    Unrealized appreciation on
                    investments--net                                  107,137,883         72,249,436           1,296,505
                                                                   --------------     --------------      --------------
                    Net assets                                     $2,366,632,920     $1,440,065,685      $  504,151,614
                                                                   --------------     --------------      --------------

Net Asset           Class A:
Value:                Net assets                                   $1,572,834,522     $  983,550,131      $  417,097,299
                                                                   ==============     ==============      ==============
                      Shares outstanding                              198,801,419         97,261,338          42,089,848
                                                                   ==============     ==============      ==============
                      Net asset value and redemption
                      price per share                              $         7.91     $        10.11      $         9.91
                                                                   ==============     ==============      ==============
                    Class B:
                      Net assets                                   $  723,089,463     $  399,340,242      $   71,074,729
                                                                   ==============     ==============      ==============
                      Shares outstanding                               91,463,092         39,501,944           7,170,644
                                                                   ==============     ==============      ==============
                      Net asset value and redemption
                      price per share                              $         7.91     $        10.11      $         9.91
                                                                   ==============     ==============      ==============
                    Class C:
                      Net assets                                   $   18,936,443     $   13,291,171      $       94,043
                                                                   ==============     ==============      ==============
                      Shares outstanding                                2,394,049          1,314,145               9,519
                                                                   ==============     ==============      ==============
                      Net asset value and redemption
                      price per share                              $         7.91     $        10.11      $         9.88
                                                                   ==============     ==============      ==============
                    Class D:
                      Net assets                                   $   51,772,492     $   43,884,141      $   15,885,543
                                                                   ==============     ==============      ==============
                      Shares outstanding                                6,544,245          4,337,089           1,602,198
                                                                   ==============     ==============      ==============
                      Net asset value and redemption
                      price per share                              $         7.91     $        10.12      $         9.91
                                                                   ==============     ==============      ==============


                   *Identified cost                                $2,271,078,486     $1,331,509,628      $  496,214,393
                                                                   ==============     ==============      ==============
                  ++Authorized shares--Class A                        500,000,000        375,000,000         150,000,000
                                                                   ==============     ==============      ==============
                ++++Authorized shares--Class B                        375,000,000        375,000,000         150,000,000
                                                                   ==============     ==============      ==============
              ++++++Authorized shares--Class C                        375,000,000        375,000,000         150,000,000
                                                                   ==============     ==============      ==============
            ++++++++Authorized shares--Class D                        575,000,000        375,000,000         150,000,000
                                                                   ==============     ==============      ==============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                                                                                                              Limited
                                                                       Insured           National             Maturity
                    For the Year Ended June 30, 1996                  Portfolio          Portfolio           Portfolio
Investment          Interest and amortization of premium and
Income              discount earned                                $  147,630,923     $   95,242,010      $   24,596,058
(Note 1d):                                                         --------------     --------------      --------------

Expenses:           Investment advisory fees (Note 2)                   8,850,984          7,014,416           1,899,352
                    Account maintenance and distribution
                    fees--Class B (Note 2)                              5,668,976          3,059,804             307,014
                    Transfer agent fees--Class A (Note 2)                 592,796            412,428             163,675
                    Transfer agent fees--Class B (Note 2)                 340,996            203,687              42,090
                    Accounting services (Note 2)                          206,637            180,650              83,408
                    Custodian fees.                                       202,640            134,639              57,176
                    Printing and shareholder reports                      169,528             96,387              37,345
                    Registration fees (Note 1e)                            79,301            112,300             103,718
                    Professional fees                                     105,724             91,956              27,581
                    Account maintenance fees--
                    Class D (Note 2)                                       93,721             77,432              16,263
                    Account maintenance and distribution
                    fees--Class C (Note 2)                                105,361             72,516               2,182
                    Pricing services                                       44,555             27,627              16,527
                    Directors' fees and expenses                           25,641             15,082               8,836
                    Transfer agent fees--Class D (Note 2)                  13,353             12,328               5,697
                    Transfer agent fees--Class C (Note 2)                   6,639              4,422                 827
                    Other                                                  38,298             28,926             113,235
                                                                   --------------     --------------      --------------
                    Total expenses                                     16,545,150         11,544,600           2,884,926
                                                                   --------------     --------------      --------------
                    Investment income--net                            131,085,773         83,697,410          21,711,132
                                                                   --------------     --------------      --------------


Realized &          Realized gain (loss) on investments--net           (3,897,219)         3,774,748           1,322,566
Unrealized Gain     Change in unrealized appreciation/
(Loss) on           depreciation on investments--net                    3,149,618         10,373,235          (1,526,762)
Investments--Net                                                   --------------     --------------      --------------
(Notes 1b, 1d       Net Increase in Net Assets
& 3):               Resulting from Operations                      $  130,338,172     $   97,845,393      $   21,506,936
                                                                   ==============     ==============      ==============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Insured Portfolio                   National Portfolio
                                                          For the Year Ended June 30,        For the Year Ended June 30,
                    Increase (Decrease) in Net Assets:      1996             1995               1996             1995
Operations:         Investment income--net             $  131,085,773   $  145,464,480   $   83,697,410   $   90,299,833

                    Realized gain (loss) on
                    investments--net                       (3,897,219)     (38,085,273)       3,774,748      (77,312,475)
                    Change in unrealized appreciation/
                    depreciation on investments--net        3,149,618       91,672,331       10,373,235       98,337,487
                                                       --------------   --------------   --------------   --------------
                    Net increase in net assets
                    resulting from operations             130,338,172      199,051,538       97,845,393      111,324,845
                                                       --------------   --------------   --------------   --------------


Dividends &         Investment income--net:
Distributions to      Class A                             (92,116,281)    (104,032,884)     (60,489,070)     (67,078,481)
Shareholders          Class B                             (36,347,050)     (40,656,294)     (20,995,504)     (22,561,653)
(Note 1f):            Class C                                (626,972)        (120,450)        (462,078)         (90,229)
                      Class D                              (1,995,470)        (654,852)      (1,750,758)        (569,470)
                    Realized gain on investments--net:
                      Class A                                      --      (31,614,511)              --      (20,402,246)
                      Class B                                      --      (14,155,831)              --       (7,752,072)
                      Class C                                      --          (23,608)              --          (26,597)
                      Class D                                      --         (104,611)              --         (171,804)
                    In excess of realized gain on
                    investments--net:
                      Class A                                      --               --               --       (2,695,572)
                      Class B                                      --               --               --       (1,024,214)
                      Class C                                      --               --               --           (3,514)
                      Class D                                      --               --               --          (22,699)
                                                       --------------   --------------   --------------   --------------
                    Net decrease in net assets
                    resulting from dividends and
                    distributions to shareholders.       (131,085,773)    (191,363,041)     (83,697,410)    (122,398,551)
                                                       --------------   --------------   --------------   --------------


Capital Share       Net decrease in net assets derived
Transactions        from capital share transactions      (155,203,186)    (293,039,051)     (78,305,357)    (147,053,135)
(Note 4):                                              --------------   --------------   --------------   --------------

Net Assets:         Total decrease in net assets         (155,950,787)    (285,350,554)     (64,157,374)    (158,126,841)
                    Beginning of year.                  2,522,583,707    2,807,934,261    1,504,223,059    1,662,349,900
                                                       --------------   --------------   --------------   --------------
                    End of year                        $2,366,632,920   $2,522,583,707   $1,440,065,685   $1,504,223,059
                                                       ==============   ==============   ==============   ==============


                                                                                            Limited Maturity Portfolio
                                                                                            For the Year Ended June 30,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                               $   21,711,132   $   31,100,101
                    Realized gain (loss) on investments--net                                  1,322,566       (1,760,975)
                    Change in unrealized appreciation/ depreciation on investments--net      (1,526,762)       4,210,861
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     21,506,936       33,549,987
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (18,019,083)     (25,771,957)
Shareholders          Class B                                                                (3,055,609)      (5,094,228)
(Note 1f):            Class C                                                                   (25,939)         (45,930)
                      Class D                                                                  (610,501)        (187,986)
                    Realized gain on investments--net:
                      Class A                                                                        --               --
                      Class B                                                                        --               --
                      Class C                                                                        --               --
                      Class D                                                                        --               --
                    In excess of realized gain on
                    investments--net:
                      Class A                                                                        --               --
                      Class B                                                                        --               --
                      Class C                                                                        --               --
                      Class D                                                                        --               --
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders.                                          (21,711,132)     (31,100,101)
                                                                                         --------------   --------------


Capital Share       Net decrease in net assets derived from capital share transactions     (176,922,554)    (256,848,291)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (177,126,750)    (254,398,405)
                    Beginning of year.                                                      681,278,364      935,676,769
                                                                                         --------------   --------------
                    End of year                                                          $  504,151,614   $  681,278,364
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data                               Insured Portfolio
                    and ratios have been derived
                    from information provided                                      Class A
                    in the financial statements.
                                                                         For the Year Ended June 30,
                    Increase (Decrease) in
                    Net Asset Value:                  1996          1995          1994            1993         1992
Per Share           Net asset value,
Operating           beginning of year           $       7.92   $       7.88   $       8.64   $       8.26   $       7.92
Performance:                                    ------------   ------------   ------------   ------------   ------------
                    Investment income--net               .44            .46            .47            .50            .52
                    Realized and unrealized
                    gain (loss) on
                    investments--net                    (.01)           .18           (.53)           .49            .41
                                                ------------   ------------   ------------   ------------   ------------

                    Total from investment
                    operations                           .43            .64           (.06)           .99            .93
                                                ------------   ------------   ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net            (.44)          (.46)          (.47)          (.50)          (.52)
                      Realized gain on
                      investments--net                    --           (.14)          (.23)          (.11)          (.07)
                                                ------------   ------------   ------------   ------------   ------------
                    Total dividends and
                    distributions                       (.44)          (.60)          (.70)          (.61)          (.59)
                                                ------------   ------------   ------------   ------------   ------------
                    Net asset value,
                    end of year                 $       7.91   $       7.92   $       7.88   $       8.64   $       8.26
                                                ============   ============   ============   ============   ============

Total Investment    Based on net asset value
Return:*            per share                          5.51%          8.60%         (1.08%)        12.41%         12.11%
                                                ============   ============   ============   ============   ============

Ratios to Average   Expenses                            .43%           .43%           .42%           .42%           .44%
Net Assets:                                     ============   ============   ============   ============   ============
                    Investment income--net             5.55%          5.78%          5.53%          5.94%          6.44%
                                                ============   ============   ============   ============   ============
Supplemental        Net assets, end of
Data:               year (in thousands)         $  1,572,835   $  1,706,064   $  1,941,741   $  2,225,188   $  2,062,591
                                                ============   ============   ============   ============   ============
                    Portfolio turnover                78.49%         35.61%         28.34%         43.86%         22.50%
                                                ============   ============   ============   ============   ============

                    The following per share data                              Insured Portfolio
                    and ratios have been derived
                    from information provided                                     Class B
                    in the financial statements.
                                                                        For the Year Ended June 30,
                    Increase (Decrease) in
                    Net Asset Value:                  1996          1995          1994            1993         1992
Per Share           Net asset value,
Operating           beginning of year           $       7.92   $       7.87   $       8.63   $       8.26   $       7.92
Performance:                                    ------------   ------------   ------------   ------------   ------------
                    Investment income--net               .38            .40            .40            .44            .46
                    Realized and unrealized
                    gain(loss) on
                    investments--net                    (.01)           .19           (.53)           .48            .41
                                                ------------   ------------   ------------   ------------   ------------
                    Total from investment
                    operations                           .37            .59           (.13)           .92            .87
                                                ------------   ------------   ------------   ------------   ------------

                    Less dividends and
                    distributions:
                      Investment income--net            (.38)          (.40)          (.40)          (.44)          (.46)
                      Realized gain on
                      investments--net                    --           (.14)          (.23)          (.11)          (.07)
                                                ------------   ------------   ------------   ------------   ------------
                    Total dividends and
                    distributions                       (.38)          (.54)          (.63)          (.55)          (.53)
                                                ------------   ------------   ------------   ------------   ------------
                    Net asset value,
                    end of year                 $       7.91   $       7.92   $       7.87   $       8.63   $       8.26
                                                ============   ============   ============   ============   ============

Total Investment    Based on net asset
Return:*            value per share                    4.71%          7.91%         (1.81%)        11.44%         11.27%
                                                ============   ============   ============   ============   ============


Ratios to Average   Expenses                           1.19%          1.19%          1.17%          1.18%          1.19%
Net Assets:                                     ============   ============   ============   ============   ============
                    Investment income--net             4.80%          5.03%          4.78%          5.17%          5.69%
                                                ============   ============   ============   ============   ============

Supplemental        Net assets, end of
Data:               year (in thousands)         $    723,090   $    782,748   $    866,193   $    911,307   $    706,016
                                                ============   ============   ============   ============   ============
                    Portfolio turnover                78.49%         35.61%         28.34%         43.86%         22.50%
                                                ============   ============   ============   ============   ============

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
                                                                                  Insured Portfolio
                    The following per share data and
                    ratios have been derived from
                    information provided in                           Class C                         Class D
                    the financial statements.
                                                              For the      For the Period       For the     For the Period
                    Increase (Decrease) in                   Year Ended  Oct. 21, 1994++ to   Year Ended  to Oct. 21, 1994++
                    Net Asset Value:                        June 30, 1996   June 30, 1995   June 30, 1996   June 30, 1995
Per Share           Net asset value,
Operating           beginning of period                      $       7.92    $       7.68    $       7.92    $      7.68
Performance:                                                 ------------    ------------    ------------    -----------
                    Investment income--net                            .38             .27             .42            .29
                    Realized and unrealized gain
                    loss) on investments--net                        (.01)            .38            (.01)           .38
                                                             ------------    ------------    ------------    -----------
                    Total from investment operations                  .37             .65             .41            .67
                                                             ------------    ------------    ------------    -----------
                    Less dividends and
                    distributions:
                      Investment income--net                         (.38)           (.27)           (.42)          (.29)
                      Realized gain on
                      investments--net                                 --            (.14)             --           (.14)
                                                             ------------    ------------    ------------    -----------
                    Total dividends and distributions                (.38)           (.41)           (.42)          (.43)
                                                             ------------    ------------    ------------    -----------
                    Net asset value, end of period           $       7.91    $       7.92    $       7.91   $       7.92
                                                             ============    ============    ============   ============


Total Investment    Based on net asset
Return:**           value per share                                 4.65%           8.83%+++        5.25%          9.24%+++
                                                             ============    ============    ============   ============


Ratios to Average   Expenses                                        1.24%           1.23%*           .68%           .68%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          4.75%           4.93%*          5.31%          5.50%*
                                                             ============    ============    ============   ============


Supplemental        Net assets, end of period
Data:               (in thousands)                           $     18,936    $      7,756    $     51,772   $     26,015
                                                             ============    ============    ============   ============
                    Portfolio turnover                             78.49%          35.61%          78.49%         35.61%
                                                             ============    ============    ============   ============


                    The following per share data                              National Portfolio
                    and ratios have been derived
                    from information provided                                      Class A
                    in the financial statements.
                                                                          For the Year Ended June 30,
                    Increase (Decrease) in
                    Net Asset Value:                  1996          1995          1994            1993         1992
Per Share           Net asset value,
Operating           beginning of year           $      10.02   $      10.08   $      11.02   $      10.64   $      10.17
Performance:                                    ------------   ------------   ------------   ------------   ------------
                    Investment income--net               .60            .60            .62            .67            .71
                    Realized and unrealized
                    gain (loss) on
                    investments--net                     .09            .15           (.64)           .57            .58
                                                ------------   ------------   ------------   ------------   ------------
                    Total from investment
                    operations                           .69            .75           (.02)          1.24           1.29
                                                ------------   ------------   ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net            (.60)          (.60)          (.62)          (.67)          (.71)
                      Realized gain on
                      investments--net                    --           (.19)          (.30)          (.19)          (.11)
                      In excess of realized
                      gain on investments--net            --           (.02)            --             --             --
                                                ------------   ------------   ------------   ------------   ------------
                    Total dividends and
                    distributions                       (.60)          (.81)          (.92)          (.86)          (.82)
                                                ------------   ------------   ------------   ------------   ------------
                    Net asset value,
                    end of year                 $      10.11   $      10.02   $      10.08   $      11.02   $      10.64
                                                ============   ============   ============   ============   ============


Total Investment    Based on net asset
Return:**           value per share                    6.98%          7.89%          (.47%)        12.19%         13.09%
                                                ============   ============   ============   ============   ============


Ratios to Average   Expenses                            .56%           .56%           .55%           .55%           .55%
Net Assets:                                     ============   ============   ============   ============   ============
                    Investment income--net             5.89%          6.01%          5.72%          6.23%          6.80%
                                                ============   ============   ============   ============   ============


Supplemental        Net assets, end of
Data:               year (in thousands)         $    983,550   $  1,059,440   $  1,203,181   $  1,353,805   $  1,278,055
                                                ============   ============   ============   ============   ============
                    Portfolio turnover                95.09%        103.65%         73.33%         65.43%         50.94%
                                                ============   ============   ============   ============   ============




                    The following per share data                              National Portfolio
                    and ratios have been derived
                    from information provided                                      Class B
                    in the financial statements.
                                                                         For the Year Ended June 30,
                    Increase (Decrease) in
                    Net Asset Value:                  1996          1995          1994            1993         1992
Per Share           Net asset value,
Operating           beginning of year           $      10.02   $      10.07   $      11.02   $      10.63   $      10.16
Performance:                                    ------------   ------------   ------------   ------------   ------------
                    Investment income--net               .52            .52            .54            .59            .63
                    Realized and unrealized
                    gain (loss) on
                    investments--net                     .09            .16           (.65)           .58            .58
                                                ------------   ------------   ------------   ------------   ------------
                    Total from investment
                    operations                           .61            .68           (.11)          1.17           1.21
                                                ------------   ------------   ------------   ------------   ------------
                    Less dividends and
                    distributions:
                      Investment income--net            (.52)          (.52)          (.54)          (.59)          (.63)
                      Realized gain on
                      investments--net                    --           (.19)          (.30)          (.19)          (.11)
                      In excess of realized
                      gain on investments--net            --           (.02)            --             --             --
                                                ------------   ------------   ------------   ------------   ------------
                    Total dividends and
                    distributions                       (.52)          (.73)          (.84)          (.78)          (.74)
                                                ------------   ------------   ------------   ------------   ------------
                    Net asset value,
                    end of year                 $      10.11   $      10.02   $      10.07   $      11.02   $      10.63
                                                ============   ============   ============   ============   ============

Total Investment    Based on net asset
Return:**           value per share                    6.17%          7.28%         (1.39%)        11.45%         12.25%
                                                ============   ============   ============   ============   ============



Ratios to           Expenses                           1.32%          1.32%          1.30%          1.31%          1.31%
Average Net                                     ============   ============   ============   ============   ============
Assets:             Investment income--net             5.13%          5.25%          4.97%          5.46%          6.03%
                                                ============   ============   ============   ============   ============


Supplemental        Net assets, end of
Data:               year (in thousands)         $    399,341   $    419,933   $    459,169   $    424,071   $    286,375
                                                ============   ============   ============   ============   ============
                    Portfolio turnover                95.09%        103.65%         73.33%         65.43%         50.94%
                                                ============   ============   ============   ============   ============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                  National Portfolio
                    The following per share data and
                    ratios have been derived from
                    information provided in                           Class C                         Class D
                    the financial statements.                  For the    For the Period       For the     For the Period
                    Increase (Decrease) in                   Year Ended  Oct. 21, 1994++ to   Year Ended  to Oct. 21, 1994++
                    Net Asset Value:                        June 30, 1996   June 30, 1995   June 30, 1996   June 30, 1995
Per Share           Net asset value,
Operating           beginning of period                      $      10.03    $       9.85    $      10.03   $       9.85
Performance:                                                 ------------    ------------    ------------   ------------
                    Investment income--net                            .52             .36             .57            .40
                    Realized and unrealized gain on
                    investments--net                                  .08             .39             .09            .39
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                  .60             .75             .66            .79
                                                             ------------    ------------    ------------   ------------
                    Less dividends and distributions:
                      Investment income--net                         (.52)           (.36)           (.57)          (.40)
                      Realized gain on investments--net                --            (.19)             --           (.19)
                      In excess of realized gain on
                      investments--net                                 --            (.02)             --           (.02)
                                                             ------------    ------------    ------------   ------------
                    Total dividends and distributions                (.52)           (.57)           (.57)          (.61)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $      10.11    $      10.03    $      10.12   $      10.03
                                                             ============    ============    ============   ============


Total Investment    Based on net asset value per share              6.01%           7.97%+++        6.71%          8.37%+++
Return:**                                                    ============    ============    ============   ============


Ratios to Average   Expenses                                        1.37%           1.37%*           .81%          .81%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          5.08%           5.21%*          5.64%         5.78%*
                                                             ============    ============    ============   ============


Supplemental        Net assets, end of
Data:               period (in thousands)                    $     13,291    $      5,195    $     43,884   $     19,656
                                                             ============    ============    ============   ============
                    Portfolio turnover                             95.09%         103.65%          95.09%        103.65%
                                                             ============    ============    ============   ============


                    The following per share data                           Limited Maturity Portfolio
                    and ratios have been derived
                    from information provided                                       Class A
                    in the financial statements.
                                                                           For the Year Ended June 30,
                    Increase (Decrease) in
                    Net Asset Value:                1996            1995           1994           1993           1992
Per Share           Net asset value,
Operating           beginning of year           $       9.92   $       9.87   $      10.01   $       9.91   $       9.75
Performance:                                    ------------   ------------   ------------   ------------   ------------
                    Investment income--net               .38            .38            .37            .41            .50
                    Realized and unrealized
                    gain (loss) on
                    investments--net                    (.01)           .05           (.14)            .10           .16
                                                ------------   ------------   ------------   ------------   ------------
                    Total from investment
                    operations                           .37            .43            .23            .51            .66
                                                ------------   ------------   ------------   ------------   ------------
                    Less dividends from
                    investment income--net              (.38)          (.38)          (.37)          (.41)          (.50)
                                                ------------   ------------   ------------   ------------   ------------
                    Net asset value,
                    end of year                 $       9.91   $       9.92   $       9.87   $      10.01   $       9.91
                                                ============   ============   ============   ============   ============


Total Investment    Based on net asset value
Return:**           per share                          3.75%          4.53%          2.30%          5.28%          6.93%
                                                ============   ============   ============   ============   ============


Ratios to Average   Expenses                            .44%           .41%           .40%           .41%           .40%
Net Assets:                                     ============   ============   ============   ============   ============
                    Investment income--net             3.83%          3.86%          3.68%          4.13%          5.02%
                                                ============   ============   ============   ============   ============


Supplemental        Net assets, end of
Data:               year (in thousands)         $    417,097   $    536,474   $    790,142   $    846,736   $    613,407
                                                ============   ============   ============   ============   ============
                    Portfolio turnover                88.32%         37.33%         45.67%         65.43%         96.32%
                                                ============   ============   ============   ============   ============



                                                                                Limited Maturity Portfolio
                    The following per share data
                    ratios have been derived                                             Class B
                    from information provided
                    in the financial statements.                                                          For the Period
                                                                     For the Year Ended June 30,         Nov. 2, 1992++ to
                    Increase (Decrease) in Net Asset Value:       1996           1995          1994        June 30, 1993
Per Share           Net asset value,
Operating           beginning of period                      $       9.92    $       9.87    $      10.01   $       9.93
Performance:                                                 ------------    ------------    ------------   ------------
                    Investment income--net                            .35             .35             .33            .24
                    Realized and unrealized gain
                    (loss) on investments--net                       (.01)            .05            (.14)           .08
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                  .34             .40             .19            .32
                                                             ------------    ------------    ------------   ------------
                    Less dividends from investment
                    income--net                                      (.35)           (.35)           (.33)          (.24)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       9.91    $       9.92    $       9.87   $      10.01
                                                             ============    ============    ============   ============


Total Investment    Based on net asset value per share              3.37%           4.14%           1.98%          3.26%+++
Return:**                                                    ============    ============    ============   ============


Ratios to Average   Expenses                                         .80%            .78%            .76%           .76%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          3.46%           3.50%           3.33%          3.60%*
                                                             ============    ============    ============   ============


Supplemental        Net assets, end of period
Data:               (in thousands)                           $     71,075    $     29,581    $    145,534   $     95,179
                                                             ============    ============    ============   ============
                    Portfolio turnover                             88.32%          37.33%          45.67%         65.43%
                                                             ============    ============    ============   ============


                                                                                  Limited Maturity Portfolio
                    The following per share data and
                    ratios have been derived from
                    information provided in                           Class C                         Class D
                    the financial statements.
                                                              For the      For the Period       For the     For the Period
                    Increase (Decrease) in                   Year Ended  Oct. 21, 1994++ to   Year Ended  to Oct. 21, 1994++
                    Net Asset Value:                        June 30, 1996   June 30, 1995   June 30, 1996   June 30, 1995
Per Share           Net asset value,
Operating           beginning of period                      $       9.92    $       9.83    $       9.93   $       9.83
Performance:                                                 ------------    ------------    ------------   ------------
                    Investment income--net                            .34             .25             .37            .26
                    Realized and unrealized gain
                    (loss) on investments--net                       (.04)            .09            (.02)           .10
                                                             ------------    ------------    ------------   ------------
                    Total from investment operations                  .30             .34             .35            .36
                                                             ------------    ------------    ------------   ------------
                    Less dividends from investment
                    income--net                                      (.34)           (.25)           (.37)          (.26)
                                                             ------------    ------------    ------------   ------------
                    Net asset value, end of period           $       9.88    $       9.92    $       9.91   $       9.93
                                                             ============    ============    ============   ============


Total Investment    Based on net asset value per share              2.97%           3.52%+++        3.55%          3.73%+++
Return:**                                                    ============    ============    ============   ============


Ratios to Average   Expenses                                         .80%            .70%*           .54%           .53%*
Net Assets:                                                  ============    ============    ============   ============
                    Investment income--net                          3.41%           3.61%*          3.71%          3.78%*
                                                             ============    ============    ============   ============


Supplemental        Net assets, end of period
Data:               (in thousands)                           $         94    $      3,965    $     15,886   $     11,258
                                                             ============    ============    ============   ============
                    Portfolio turnover                             88.32%          37.33%          88.32%         37.33%
                                                             ============    ============    ============   ============

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The National and Limited Maturity Portfolios (the "Portfolios") may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $463, $17,087, and $54 have been reclassified from paid-in capital in excess of par to accumulated net realized capital losses in the Insured, National, and Limited Maturity Portfolios, respectively. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                        Rate of Advisory Fee
Aggregate of Average Daily                                Limited
Net Assets of the Three           Insured     National   Maturity
Combined Portfolios              Portfolio   Portfolio  Portfolio

Not exceeding $250 million         .40 %        .50 %       .40 %

In excess of $250 million
but not exceeding $400 million     .375         .475        .375

In excess of $400 million
but not exceeding $550 million     .375         .475        .35

In excess of $550 million
but not exceeding $1.5 billion     .375         .475        .325

In excess of $1.5 billion          .35          .475        .325


The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent that the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM with respect to any Portfolio during any fiscal year which will cause the expenses of such Portfolio to exceed the pro rata expense limitation applicable to such Portfolio at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


              Account Maintenance Fees                Distribution Fees
                                 Limited                              Limited
          Insured    National    Maturity     Insured     National    Maturity
         Portfolio  Portfolio   Portfolio    Portfolio   Portfolio    Portfolio

Class B      .25%      .25%        .15%         .50%         .50%      .20%
Class C      .25%      .25%        .15%         .55%         .55%      .20%
Class D      .25%      .25%        .10%          --           --        --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                                          Limited
                         Insured           National       Maturity
                        Portfolio         Portfolio      Portfolio
Class A Shares:
MLFD                   $ 38,116           $ 20,524        $ 2,032
MLPF&S                  274,069            177,142         19,981


Class D Shares:
MLFD                     13,179             12,764          3,167
MLPF&S                   97,008            115,279         30,565

For the year ended June 30, 1996, MLPF&S received contingent deferred sales charges of $1,911,883 relating to transactions in Class B Shares, amounting to $1,033,602, $771,851 and $106,430 in the Insured, National and Limited Maturity Portfolios, respectively, and $15,842 relating to transactions in Class C Shares, amounting to $7,257, $6,455 and $2,130 in the Insured, National and Limited Maturity Portfolios, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1996, were as follows:


                                 Purchases           Sales

Insured Portfolio             $1,795,967,814   $2,251,996,964
National Portfolio             1,329,268,746    1,387,520,156
Limited Maturity Portfolio       454,092,780      613,329,200


Net realized and unrealized gains (losses) as of June 30, 1996 were as follows:


                                   Realized      Unrealized
Insured Portfolio               Gains (Losses)     Gains

Long-term investments           $  (3,980,157) $ 107,137,883
Short-term investments                 82,938             --
                                -------------  -------------
Total                           $  (3,897,219) $ 107,137,883
                                =============  =============

                                   Realized      Unrealized
National Portfolio              Gains (Losses)     Gains

Long-term investments           $   4,887,206  $  72,249,436
Short-term investments                  1,948             --
Financial future contracts         (1,114,406)            --
                                -------------  -------------
Total                           $   3,774,748  $  72,249,436
                                =============  =============



                                   Realized      Unrealized
Limited Maturity Portfolio          Gains          Gains

Long-term investments           $   1,203,114  $   1,287,751
Short-term investments                119,452          8,754
                                -------------  -------------
Total                           $   1,322,566  $   1,296,505
                                =============  =============


As of June 30, 1996 net unrealized appreciation for Federal income tax purposes were as follows:


                         Gross          Gross           Net
                       Unrealized     Unrealized     Unrealized
                      Appreciation   Depreciation   Appreciation

Insured Portfolio    $109,707,302    $(4,286,066)   $105,421,236
National Portfolio     75,776,361     (3,781,171)     71,995,190
Limited Maturity
Portfolio               2,375,833     (1,079,328)      1,296,505


The aggregate cost of investments at June 30, 1996 for Federal income tax purposes was $2,272,795,133 for the Insured Portfolio, $1,331,763,874 for the National Portfolio, and $496,214,393 for the Limited Maturity Portfolio.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the years ended June 30, 1996 and June 30, 1995 were $155,203,186 and $293,039,051, respectively, for the Insured Portfolio; $78,305,357 and $147,053,135, respectively, for the National Portfolio and $176,922,554 and $256,848,291, respectively, for the Limited Maturity Portfolio.

Transactions in capital shares for each class were as follows:


Insured Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         5,469,354  $  44,001,252
Shares issued to shareholders
in reinvestment of dividends        4,986,858     40,042,330
                                -------------  -------------
Total issued                       10,456,212     84,043,582

Shares redeemed                   (27,028,706)  (217,178,396)
                                -------------  -------------
Net decrease                      (16,572,494) $(133,134,814)
                                =============  =============


Insured Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                        17,244,995  $ 133,588,440
Shares issued to shareholders
in reinvestment of dividends &
distributions                       5,993,847     46,501,518
                                -------------  -------------
Total issued                       23,238,842    180,089,958
Shares redeemed                   (54,299,693)  (419,430,676)
                                -------------  -------------
Net decrease                      (31,060,851) $(239,340,718)
                                =============  =============


Insured Portfolio

Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        13,419,351  $ 107,963,983
Shares issued to shareholders
in reinvestment of dividends        2,346,122     18,823,418
                                -------------  -------------
Total issued                       15,765,473    126,787,401
Automatic conversion of shares       (355,991)    (2,835,885)
Shares redeemed                   (22,831,309)  (183,110,029)
                                -------------  -------------
Net decrease                       (7,421,827) $ (59,158,513)
                                =============  =============


Insured Portfolio

Class B Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                        16,066,095  $ 123,787,819
Shares issued to shareholders
in reinvestment of dividends &
distributions                       2,730,539     21,164,361
                                -------------  -------------
Total issued                       18,796,634    144,952,180
Automatic conversion of shares         (8,999)       (69,008)
Shares redeemed                   (29,913,866)  (230,944,682)
                                -------------  -------------
Net decrease                      (11,126,231) $ (86,061,510)
                                =============  =============


Insured Portfolio

Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,893,607  $  15,225,385
Shares issued to shareholders
in reinvestment of dividends           53,775        431,720
                                -------------  -------------
Total issued                        1,947,382     15,657,105
Shares redeemed                      (532,614)    (4,266,135)
                                -------------  -------------
Net increase                        1,414,768  $  11,390,970
                                =============  =============

Insured Portfolio

Class C Shares for the Period
October 21, 1994++ to                               Dollar
June 30, 1995                         Shares        Amount

Shares sold                         1,136,288  $   8,839,400
Shares issued to shareholders
in reinvestment of dividends &
distributions                          10,357         81,730
                                -------------  -------------
Total issued                        1,146,645      8,921,130
Shares redeemed                      (167,364)    (1,318,478)
                                -------------  -------------
Net increase                          979,281  $   7,602,652
                                =============  =============

[FN]
++Commencement of Operations.


Insured Portfolio

Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        14,968,451  $ 120,849,832
Automatic conversion of shares        355,872      2,835,885
Shares issued to shareholders
in reinvestment of dividends          118,797        953,911
                                -------------  -------------
Total issued                       15,443,120    124,639,628
Shares redeemed                   (12,181,923)   (98,940,457)
                                -------------  -------------
Net increase                        3,261,197  $  25,699,171
                                =============  =============


Insured Portfolio

Class D Shares for the Period
October 21, 1994++ to                               Dollar
June 30, 1995                         Shares        Amount

Shares sold                         5,713,054  $  43,851,761
Automatic conversion of shares          8,988         69,008
Shares issued to shareholders
in reinvestment of dividends &
distributions                          41,138        324,130
                                -------------  -------------
Total issued                        5,763,180     44,244,899
Shares redeemed                    (2,480,132)   (19,484,374)
                                -------------  -------------
Net increase                        3,283,048  $  24,760,525
                                =============  =============

[FN]
++Commencement of Operations.



National Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,874,548  $  19,100,358
Shares issued to shareholders
in reinvestment of dividends        2,851,242     29,021,298
                                -------------  -------------
Total issued                        4,725,790     48,121,656

Shares redeemed                   (13,151,450)  (133,904,005)
                                -------------  -------------
Net decrease                       (8,425,660) $ (85,782,349)
                                =============  =============


National Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                         3,950,018  $  38,999,667
Shares issued to shareholders
in reinvestment of dividends &
distributions                       4,615,676     44,866,990
                                -------------  -------------
Total issued                        8,565,694     83,866,657
Shares redeemed                   (22,289,533)  (218,456,423)
                                -------------  -------------
Net decrease                      (13,723,839) $(134,589,766)
                                =============  =============


National Portfolio

Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         6,798,097  $  69,266,670
Shares issued to shareholders
in reinvestment of dividends          964,834      9,817,408
                                -------------  -------------
Total issued                        7,762,931     79,084,078
Automatic conversion of shares       (175,462)    (1,776,371)
Shares redeemed                    (9,989,397)  (101,634,492)
                                -------------  -------------
Net decrease                       (2,401,928) $ (24,326,785)
                                =============  =============


National Portfolio

Class B Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                         8,878,807  $  87,072,076
Shares issued to shareholders
in reinvestment of dividends &
distributions                       1,612,526     15,637,171
                                -------------  -------------
Total issued                       10,491,333    102,709,247
Automatic conversion of shares         (2,817)       (44,533)
Shares redeemed                   (14,168,055)  (139,040,527)
                                -------------  -------------
Net decrease                       (3,679,539) $ (36,375,813)
                                =============  =============


National Portfolio

Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,026,234  $  10,483,940
Shares issued to shareholders
in reinvestment of dividends           22,712        231,247
                                -------------  -------------
Total issued                        1,048,946     10,715,187
Shares redeemed                      (252,941)    (2,580,645)
                                -------------  -------------
Net increase                          796,005  $   8,134,542
                                =============  =============

NOTES TO FINANCIAL STATEMENTS (concluded)



National Portfolio

Class C Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                           658,356  $   6,451,126
Shares issued to shareholders
in reinvestment of dividends &
distributions                           5,456         53,279
                                -------------  -------------
Total issued                          663,812      6,504,405
Shares redeemed                      (145,672)    (1,433,070)
                                -------------  -------------
Net increase                          518,140  $   5,071,335
                                =============  =============

[FN]
++Commencement of Operations.


National Portfolio

Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        13,624,624  $ 139,439,739
Automatic conversion of shares        175,315      1,776,371
Shares issued to shareholders
in reinvestment of dividends           74,448        759,889
                                -------------  -------------
Total issued                       13,874,387    141,975,999
Shares redeemed                   (11,497,765)  (118,306,764)
                                -------------  -------------
Net increase                        2,376,622  $  23,669,235
                                =============  =============


National Portfolio

Class D Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                         5,900,638  $  57,599,450
Automatic conversion of shares          2,818         44,533
Shares issued to shareholders
in reinvestment of dividends &
distributions                          32,362        314,401
                                -------------  -------------
Total issued                        5,935,818     57,958,384
Shares redeemed                    (3,975,351)   (39,117,275)
                                -------------  -------------
Net increase                        1,960,467  $  18,841,109
                                =============  =============

[FN]
++Commencement of Operations.


Limited Maturity Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         2,286,543  $  22,746,544
Shares issued to shareholders
in reinvestment of dividends        1,098,806     10,929,822
                                -------------  -------------
Total issued                        3,385,349     33,676,366
Shares redeemed                   (15,364,211)  (152,811,221)
                                -------------  -------------
Net decrease                      (11,978,862) $(119,134,855)
                                =============  =============

Limited Maturity Portfolio

Class A Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                         5,989,549  $  58,950,508
Shares issued to shareholders
in reinvestment of dividends        1,619,597     15,934,105
                                -------------  -------------
Total issued                        7,609,146     74,884,613
Shares redeemed                   (33,605,286)  (330,320,109)
                                -------------  -------------
Net decrease                      (25,996,140) $(255,435,496)
                                =============  =============


Limited Maturity Portfolio

Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         1,855,378  $  18,448,441
Shares issued to shareholders
in reinvestment of dividends          196,945      1,959,129
                                -------------  -------------
Total issued                        2,052,323     20,407,570
Automatic conversion of shares         (1,991)       (19,792)
Shares redeemed                    (7,937,046)   (78,947,865)
                                -------------  -------------
Net decrease                       (5,886,714) $ (58,560,087)
                                =============  =============

Limited Maturity Portfolio

Class B Shares for the Year                                 Dollar
Ended June 30, 1995                       Shares            Amount

Shares sold                             8,960,577       $  88,112,911
Shares issued to shareholders
in reinvestment of dividends              364,664           3,587,539
                                 ----------------       -------------
Total issued                            9,325,241          91,700,450
Automatic conversion of shares               (447)             (4,387)
Shares redeemed                       (11,012,352)       (108,188,416)
                                 ----------------       -------------
Net decrease                           (1,687,558)      $ (16,492,353)
                                 ================       =============


Limited Maturity Portfolio

Class C Shares for the Year                                 Dollar
Ended June 30, 1996                       Shares            Amount

Shares sold                             1,035,202       $  10,296,541
Shares issued to shareholders
in reinvestment of dividends                1,535              15,247
                                 ----------------       -------------
Total issued                            1,036,737          10,311,788
Shares redeemed                        (1,426,909)        (14,189,010)
                                 ----------------       -------------
Net decrease                             (390,172)      $  (3,877,222)
                                 ================       =============


Limited Maturity Portfolio

Class C Shares for the Period
October 21, 1994++ to                                       Dollar
June 30, 1995                             Shares            Amount

Shares sold                             1,018,221       $  10,034,099
Shares issued to shareholders
in reinvestment of dividends                3,599              35,474
                                 ----------------       -------------
Total issued                            1,021,820          10,069,573
Shares redeemed                          (622,129)         (6,135,873)
                                 ----------------       -------------
Net increase                              399,691       $   3,933,700
                                 ================       =============

++Commencement of Operations.


Limited Maturity Portfolio

Class D Shares for the Year                                 Dollar
Ended June 30, 1996                       Shares            Amount

Shares sold                             5,319,786       $  52,931,793
Automatic conversion of shares              1,989              19,792
Shares issued to shareholders
in reinvestment of dividends               32,445             322,874
                                 ----------------       -------------
Total issued                            5,354,220          53,274,459
Shares redeemed                        (4,886,241)        (48,624,849)
                                 ----------------       -------------
Net increase                              467,979       $   4,649,610
                                 ================       =============


Limited Maturity Portfolio

Class D Shares for the Period                       Dollar
October 21, 1994++ to June 30, 1995   Shares        Amount

Shares sold                         2,889,627  $  28,392,515
Automatic conversion of shares            447          4,387
Shares issued to shareholders
in reinvestment of dividends           12,056        118,733
                                -------------  -------------
Total issued                        2,902,130     28,515,635
Shares redeemed                    (1,767,911)   (17,369,777)
                                -------------  -------------
Net increase                        1,134,219  $  11,145,858
                                =============  =============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At June 30, 1996, the Fund had a net capital loss carryforward as follows:
Approximately $40,724,000 in the Insured Portfolio, of which $38,085,000 expires in 2003 and $2,639,000 expires in 2004; approximately $66,385,000 in the National Portfolio, of which $37,909,000 expires in 2003 and $28,476,000 expires in 2004; and approximately $5,891,000 in the Limited Maturity Portfolio, of which $1,036,000 expires in 1997, $2,787,000 expires in 1998, $22,000 expires in
1999, $25,000 expires in 2002 and $2,021,000 expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Insurance on Portfolio Securities.........................................   2
 Risk Factors In Transactions In Junk Bonds................................   2
 Transactions In Futures Contracts.........................................   4
Investment Restrictions....................................................   5
Management of the Fund.....................................................   7
 Directors and Officers....................................................   7
 Investment Advisory Arrangements..........................................   9
Determination of Net Asset Value...........................................  12
Portfolio Transactions.....................................................  13
Purchase of Shares.........................................................  14
 Alternative Sales Arrangements............................................  14
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  14
 Reduced Initial Sales Charges--Class A and Class D Shares.................  15
 Distribution Plans........................................................  19
 Limitations on the Payment of Deferred Sales Charges......................  20
Redemption of Shares.......................................................  22
 Reinstatement Privilege...................................................  23
 Deferred Sales Charge--Class B and Class C Shares.........................  23
Dividends, Distributions and Taxes.........................................  24
Shareholder Services.......................................................  27
 Investment Account........................................................  27
 Automatic Investment Plans................................................  28
 Automatic Reinvestment of Dividends
  and Capital Gains Distributions..........................................  28
Systematic Withdrawal Plans................................................  28
Exchange Privilege.........................................................  29
Performance Data...........................................................  32
Additional Information.....................................................  36
 Description of Temporary Investments......................................  36
 Insurance on Portfolio Securities.........................................  36
 Description of Financial Futures Contracts................................  38
 Computation of Offering Price Per Share...................................  43
Independent Auditors' Report...............................................  44
Financial Statements.......................................................  46

                                                                Code #10130-1096

[LOGO] MERRILL LYNCH

Merrill Lynch
Municipal Bond Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION


October 25, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.


DESCRIPTION OF OMITTED                        LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                              OR IMAGE IN TEXT
----------------------                        --------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch             back cover of Statement of
logo including stylized market                Additional Information
bull